As filed with the Securities and Exchange Commission on March 27, 2009

Securities Act of 1933 Registration No. 2-80543

Investment Company Act of 1940 Registration No. 811-03605

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 62	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 71	☒

(Check appropriate box or boxes)

NORTHERN INSTITUTIONAL FUNDS

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-637-1380

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, Pennsylvania 19103-6996	with a copy to: Owen T. Meacham, Assistant Secretary The Northern Trust Company 50 South LaSalle Street, B-9 Chicago, Illinois 60603

It Is Proposed That This Filing Become Effective (Check Appropriate Box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 1, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITY PORTFOLIOS

NORTHERN INSTITUTIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

INTERNATIONAL EQUITY INDEX PORTFOLIO

SMALL COMPANY GROWTH PORTFOLIO

SMALL COMPANY INDEX PORTFOLIO

MID CAP GROWTH PORTFOLIO

FOCUSED GROWTH PORTFOLIO

DIVERSIFIED GROWTH PORTFOLIO

EQUITY INDEX PORTFOLIO

Prospectus dated April 1, 2009

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 10 High Street, Suite 302, Boston, MA 02110. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.

4	PORTFOLIOS

	4	INTERNATIONAL GROWTH PORTFOLIO

	5	INTERNATIONAL EQUITY INDEX PORTFOLIO

	6	SMALL COMPANY GROWTH PORTFOLIO

	7	SMALL COMPANY INDEX PORTFOLIO

	8	MID CAP GROWTH PORTFOLIO

	9	FOCUSED GROWTH PORTFOLIO

	10	DIVERSIFIED GROWTH PORTFOLIO

	11	EQUITY INDEX PORTFOLIO

12	PRINCIPAL INVESTMENT RISKS

15	PORTFOLIO PERFORMANCE

	16	INTERNATIONAL GROWTH PORTFOLIO

	17	INTERNATIONAL EQUITY INDEX PORTFOLIO

	18	SMALL COMPANY GROWTH PORTFOLIO

	19	SMALL COMPANY INDEX PORTFOLIO

	20	MID CAP GROWTH PORTFOLIO

	21	FOCUSED GROWTH PORTFOLIO

	22	DIVERSIFIED GROWTH PORTFOLIO

	23	EQUITY INDEX PORTFOLIO

24	BROAD-BASED SECURITIES MARKET INDICES

26	PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

30	INVESTMENT ADVISERS

31	ADVISORY FEES

32	PORTFOLIO MANAGEMENT

33	OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

34	PURCHASING AND SELLING SHARES

	34	PURCHASING SHARES

	34	OPENING AN ACCOUNT

	35	SELLING SHARES

36	ACCOUNT POLICIES AND OTHER INFORMATION

	36	PURCHASE AND REDEMPTION MINIMUMS

	36	CALCULATING SHARE PRICE

	36	TIMING OF PURCHASE REQUESTS

	36	MISCELLANEOUS PURCHASE INFORMATION

	37	TIMING OF REDEMPTION AND EXCHANGE REQUESTS

	37	PAYMENT OF REDEMPTION PROCEEDS

	37	REDEMPTION FEES

	37	MISCELLANEOUS REDEMPTION INFORMATION

	38	EXCHANGE PRIVILEGES

	38	POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES

	39	IN-KIND PURCHASES AND REDEMPTIONS

	39	TELEPHONE TRANSACTIONS

	39	MAKING CHANGES TO YOUR ACCOUNT INFORMATION

	40	BUSINESS DAY

	40	GOOD ORDER

	40	CUSTOMER IDENTIFICATION PROGRAM

	40	EARLY CLOSINGS

	40	EMERGENCY OR UNUSUAL EVENTS

	40	FINANCIAL INTERMEDIARIES

	41	PORTFOLIO HOLDINGS

	41	SHAREHOLDER COMMUNICATIONS

42	DIVIDENDS AND DISTRIBUTIONS

43	TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

45	RISKS, SECURITIES AND TECHNIQUES

	45	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	49	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	57	DISCLAIMERS

58	FINANCIAL INFORMATION

	59	FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

72	ANNUAL/SEMIANNUAL REPORTS

72	STATEMENT OF ADDITIONAL INFORMATION

EQUITY PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the portfolio or portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes eight equity and equity index portfolios (the “Portfolios”) currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers other investment portfolios, including asset allocation, fixed-income and money market portfolios, which are described in separate prospectuses.

In addition to the instruments described on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading “Risks, Securities and Techniques” in this Prospectus beginning on page 45 and in the Statement of Additional Information (“Additional Statement”). As used in this Prospectus, the term “equity securities” includes common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in mature markets (such as Germany, Japan and the United Kingdom), it may also invest to a lesser extent in emerging markets (such as Argentina and China). The Portfolio, from time to time, may emphasize particular companies or market segments in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, currency, country, foreign regulatory and emerging markets risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

EQUITY PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Morgan Stanley Capital International (“MSCI”) does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, and in MSCI EAFE Index futures approved by the Commodity Futures Trading Commission (“CFTC”).

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the MSCI EAFE Index. Because the Portfolio will have fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Portfolio’s assets may be invested in a single country (such as the United Kingdom or Japan). This may make the Portfolio’s performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the MSCI EAFE Index within a 0.95 correlation coefficient.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, currency, country, foreign regulatory, portfolio turnover and tracking risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of December 31, 2008, the market capitalization of the companies in the Russell 2000 Index was between $1.3 million and $3.3 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of companies in the Russell 2000 Index. The Portfolio is not limited to the stocks in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of small capitalization companies that it believes have favorable growth characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in initial public offerings (“IPOs”). An IPO is a company’s first offering of stock to the public.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Frank Russell Company (“Russell”) does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, portfolio turnover, small cap stock, technology securities and IPO risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

EQUITY PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. Companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of December 31, 2008, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $1.3 million and $3.3 billion.

Russell does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Russell 2000 Index, and in Russell 2000 Index futures approved by the CFTC.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Portfolio will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, tracking, small cap stock and technology securities risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, within the range of the market capitalization of companies in the Russell Midcap® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of December 31, 2008, the market capitalization of the companies in the Russell Midcap Growth Index was between $24 million and $14.92 billion. The size of companies in the Russell Midcap Growth Index changes with market conditions. In addition, changes to the composition of the Russell Midcap Growth Index can change the market capitalization range of companies in the Russell Midcap Growth Index. The Portfolio is not limited to the stocks included in the Russell Midcap Growth Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of medium capitalization companies that it believes have favorable growth characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in IPOs.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Russell does not endorse any of the securities in the Russell Midcap Growth Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, portfolio turnover, technology securities, IPO and mid cap stock risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

EQUITY PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, portfolio turnover and technology securities risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment, portfolio turnover and technology securities risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

EQUITY PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”).

The S&P 500 Index is an unmanaged index, which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index tend to be industry leaders within the U.S. economy as determined by Standard and Poor’s Rating Services (“S&P”). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of December 31, 2008, the approximate market capitalization range of companies included in the S&P 500 Index was between $480 million and $406 billion.

S&P does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the S&P 500 Index, and in S&P 500 Index futures approved by the CFTC.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500 Index. Because the Portfolio will have fees and transaction expenses (while the S&P 500 Index has none), returns are likely to be below those of the S&P 500 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, temporary investment and tracking risks. See page 12 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	11	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of a Portfolio’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, ANY OTHER GOVERNMENT AGENCY OR NORTHERN TRUST.

The following summarizes the principal risks that apply to the Portfolios.

RISKS THAT APPLY TO ALL PORTFOLIOS

MARKET RISK is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Portfolio’s NAV in response to market movements, and over longer periods during market downturns.

During 2008, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolios.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell securities of companies, including small and mid-sized companies, due to low trading volume; unusual market conditions; an unusually high volume of redemption requests; or other reasons.

STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Portfolio holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolios may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

DERIVATIVES RISK is the risk that loss may result from a Portfolio’s investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Portfolios may use derivatives to enhance returns or hedge against market declines. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

TEMPORARY INVESTMENT RISK is the risk that each Portfolio may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of a Portfolio to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL GROWTH AND INTERNATIONAL EQUITY INDEX PORTFOLIOS

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. Because a Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign

EQUITY PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

market depreciates against the U.S. dollar, even if the market value of a Portfolio’s holdings appreciates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid than domestic securities. Investment of more than 25% of a Portfolio’s total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL GROWTH PORTFOLIO

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL EQUITY INDEX, SMALL COMPANY GROWTH, MID CAP GROWTH, FOCUSED GROWTH AND DIVERSIFIED GROWTH PORTFOLIOS

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios exceeded 100%. Additional information on the Portfolios’ portfolio turnover is provided in “Financial Highlights” beginning on page 59 of this Prospectus and in the Additional Statement.

RISK THAT APPLIES TO THE INTERNATIONAL EQUITY INDEX, SMALL COMPANY INDEX AND EQUITY INDEX PORTFOLIOS

TRACKING RISK is the risk that a Portfolio’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH AND SMALL COMPANY INDEX PORTFOLIOS

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of a Portfolio’s investments. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects. Securities of small companies may lack sufficient market liquidity to enable a Portfolio to effect sales at an advantageous time or without a substantial drop in price. Generally the smaller the company size, the greater the risk.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH, SMALL COMPANY INDEX, MID CAP GROWTH, FOCUSED GROWTH AND DIVERSIFIED GROWTH PORTFOLIOS

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH AND MID CAP GROWTH PORTFOLIOS

IPO RISK is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As a Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.

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EQUITY PORTFOLIOS

RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH PORTFOLIO

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

More information about the Portfolios’ investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 45. You should carefully consider the risks discussed in this section and in “Risks, Securities and Techniques” before investing in a Portfolio.

EQUITY PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

PORTFOLIO PERFORMANCE

EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES—CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO’S CLASS A SHARES FROM YEAR TO YEAR, AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO’S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 24.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, a Portfolio’s performance would have been reduced.

Class C Shares and Class D Shares of a Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception also will differ according to the inception date for each class. As of the date of this Prospectus, no Class C Shares of the International Growth, International Equity Index, Small Company Growth, Small Company Index and Diversified Growth Portfolios were outstanding.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2003	Q4	2008
18.98%		(19.15)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date		1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	3/28/94		(40.99)%	2.03%	1.77%	3.73%
Return after taxes on distributions			(41.42)%	1.00%	0.10%	2.01%
Return after taxes on distributions and sale of portfolio shares			(26.34)%	1.84%	0.95%	2.50%
MSCI EAFE® Index*			(43.38)%	1.66%	0.80%	3.35%
Class D return before taxes	11/16/94	**	(41.25)%	1.64%	1.58%	3.29%
MSCI EAFE Index*			(43.38)%	1.66%	0.80%	3.26%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes.

**	For Class D Shares, performance from August 23, 1999 through June 14, 2001 is that of Class A, as no Class D Shares were outstanding during such period. Because the fees and expenses of Class D Shares are higher than those of Class A Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

EQUITY PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)*

*	The returns in the bar chart do not reflect the special transaction fee which was charged on the purchase of shares prior to April 1, 2005. If they did reflect such fee, returns would be less than those shown.

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q2	2003	Q4	2008
19.38%		(20.29)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	4/1/97	(42.71)%	1.75%	0.76%	2.68%
Return after taxes on distributions		(43.60)%	0.10%	(0.41)%	1.46%
Return after taxes on distributions and sale of portfolio shares		(26.89)%	1.87%	0.70%	2.26%
MSCI EAFE Index**		(43.38)%	1.66%	0.80%	2.55%
Class D Return before taxes	10/5/98	(42.88)%	1.36%	0.20%	2.19%
MSCI EAFE Index**		(43.38)%	1.66%	0.80%	2.65%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

**	The Index figures do not reflect any fees, expenses or taxes.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	17	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q2	2003	Q4	2008
20.98%		(27.09)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Class A
Return before taxes	12/1/99	(41.12)%	(2.79)%	(3.88)%
Return after taxes on distributions		(41.14)%	(2.80)%	(3.89)%
Return after taxes on distributions and sale of portfolio shares		(26.73)%	(2.36)%	(3.22)%
Russell 2000® Growth Index*		(38.54)%	(2.35)%	(2.95)%
Class D Return before taxes	6/13/02	(42.62)%	(3.60)%	(4.40)%
Russell 2000 Growth Index*		(38.54)%	(2.35)%	0.27%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes.

EQUITY PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)*

*	The returns in the bar chart do not reflect the special transaction fee which was charged on the purchase of shares prior to April 1, 2005. If they did reflect such fee, returns would be less than those shown.

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q2	2003	Q4	2008
23.45%		(26.08)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	(33.71)%	(0.95)%	2.85%	6.37%
Return after taxes on distributions		(34.11)%	(1.26)%	1.70%	4.67%
Return after taxes on distributions and sale of portfolio shares		(21.87)%	(0.92)%	1.83%	4.65%
Russell 2000® Index**		(33.79)%	(0.93)%	3.02%	6.66%
Class D Return before taxes	12/8/94	(33.92)%	(1.29)%	2.43%	6.02%
Russell 2000 Index**		(33.79)%	(0.93)%	3.02%	6.62%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

**	The Index figures do not reflect any fees, expenses or taxes.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q1	2000	Q4	2008
23.90%		(24.25)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Class A
Return before taxes	12/31/99	(40.44)%	(1.65)%	(1.11)%
Return after taxes on distributions		(40.44)%	(1.65)%	(1.11)%
Return after taxes on distributions and sale of portfolio shares		(26.28)%	(1.40)%	(0.94)%
Russell Midcap® Growth Index*		(44.32)%	(2.33)%	(4.69)%
Class C Return before taxes	4/4/01	(40.54)%	(1.91)%	(1.32)%
Russell Midcap Growth Index*		(44.32)%	(2.33)%	(0.24)%
Class D Return before taxes	1/29/01	(40.94)%	(2.16)%	(1.52)%
Russell Midcap Growth Index*		(44.32)%	(2.33)%	(4.48)%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes.

EQUITY PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	1999	Q4	2008
23.45%		(21.86)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	7/1/93	(40.26)%	(3.48)%	(3.11)%	4.19%
Return after taxes on distributions		(40.35)%	(3.58)%	(3.68)%	3.02%
Return after taxes on distributions and sale of portfolio shares		(26.11)%	(2.93)%	(2.57)%	3.31%
Russell 1000® Growth Index*		(38.44)%	(3.42)%	(4.27)%	5.02%
Class C Return before taxes	6/14/96	(40.41)%	(3.83)%	(3.39)%	3.96%
Russell 1000 Growth Index*		(38.44)%	(3.42)%	(4.27)%	2.02%
Class D Return before taxes	12/8/94	(40.50)%	(3.88)%	(3.49)%	3.82%
Russell 1000 Growth Index*		(38.44)%	(3.42)%	(4.27)%	5.08%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	21	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	1999	Q4	2008
18.77%		(19.51)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	(36.35)%	(3.40)%	(2.41)%	4.57%
Return after taxes on distributions		(36.56)%	(4.39)%	(4.41)%	2.53%
Return after taxes on distributions and sale of portfolio shares		(23.45)%	(2.78)%	(2.13)%	3.61%
S&P 500® Index*		(37.00)%	(2.19)%	(1.38)%	6.68%
Class D Return before taxes	9/14/94	(36.61)%	(3.82)%	(2.82)%	4.20%
S&P 500 Index*		(37.00)%	(2.19)%	(1.38)%	6.48%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes.

EQUITY PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q2	2003	Q4	2008
15.29%		(22.02)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	(37.13)%	(2.36)%	(1.57)%	6.55%
Return after taxes on distributions		(38.06)%	(3.43)%	(2.97)%	4.90%
Return after taxes on distributions and sale of portfolio shares		(22.98)%	(1.76)%	(1.38)%	5.39%
S&P 500 Index*		(37.00)%	(2.19)%	(1.38)%	6.68%
Class C Return before taxes	9/28/95	(37.27)%	(2.58)%	(1.81)%	6.34%
S&P 500 Index*		(37.00)%	(2.19)%	(1.38)%	5.14%
Class D Return before taxes	9/14/94	(37.39)%	(2.74)%	(1.94)%	6.21%
S&P 500 Index*		(37.00)%	(2.19)%	(1.38)%	6.48%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	23	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

BROAD-BASED SECURITIES MARKET INDICES

THE MSCI EAFE® INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization, which represents approximately 92% of the total market capitalization of the U.S. equity market as of December 31, 2008.

THE RUSSELL 1000® GROWTH INDEX is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000 Index as of December 31, 2008.

THE RUSSELL 2000® GROWTH INDEX is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of December 31, 2008.

THE RUSSELL MIDCAP® INDEX is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index as of December 31, 2008.

THE RUSSELL MIDCAP® GROWTH INDEX is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

THE S&P 500® INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

EQUITY PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

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EQUITY PORTFOLIOS

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder service agent and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company (“TNTC”), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 34). (For more information, please see “Account Policies and Other Information – Financial Intermediaries” on page 40.)

SHAREHOLDER FEES (fees paid directly from your investment)
Portfolio	Maximum Sales Charge (Load) Imposed on Purchases	Additional Transactional Fees (as a percentage of amount invested)	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed on Reinvested Distributions	Redemption Fees(1)	Exchange Fees
INTERNATIONAL GROWTH
Class A	None	None	None	None	2.00%	None
Class C*	None	None	None	None	2.00%	None
Class D	None	None	None	None	2.00%	None
INTERNATIONAL EQUITY INDEX
Class A	None	None	None	None	2.00%	None
Class C*	None	None	None	None	2.00%	None
Class D	None	None	None	None	2.00%	None
SMALL COMPANY GROWTH
Class A	None	None	None	None	None	None
Class C*	None	None	None	None	None	None
Class D	None	None	None	None	None	None
SMALL COMPANY INDEX
Class A	None	None	None	None	None	None
Class C*	None	None	None	None	None	None
Class D	None	None	None	None	None	None
MID CAP GROWTH
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None
FOCUSED GROWTH
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None
DIVERSIFIED GROWTH
Class A	None	None	None	None	None	None
Class C*	None	None	None	None	None	None
Class D	None	None	None	None	None	None
EQUITY INDEX
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

FOOTNOTES

(1)	The International Growth and International Equity Index Portfolios have a redemption fee on shares sold or exchanged (as a percentage of amount redeemed) within 30 days of purchase.

(2)	“Other Expenses” are comprised of three sub-categories: “Service Agent Fees,” “Transfer Agency Fees” and “Other Operating Expenses.” “Other Operating Expenses” include administration fees and all other ordinary operating expenses of the Portfolios not listed on page 27. The Administrator is entitled to an administration fee from the Portfolios at an annual rate of 0.15% of the average daily net assets of each of the International Growth and International Equity Index Portfolios, and 0.10% of the average daily net assets of each other Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.25% of each of the International Growth and International Equity Index Portfolios’ average daily net assets and 0.10% of each other Portfolio’s average daily net assets. In addition, NTI as Administrator has voluntarily agreed to reimburse an additional 0.10% of the International Equity Index Portfolio’s Other Operating Expenses.

EQUITY PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
Management Fees	Distribution (12b-1) Fees	Service Agent Fees	Transfer Agency Fees	Other Operating Expenses	Other Expenses(2)		Total Annual Portfolio Operating Expenses(4)

0.90%	None	None	0.01%	0.30%	0.31%		1.21%
0.90%	None	0.15%	0.10%	0.30%	0.55%		1.45%
0.90%	None	0.25%	0.15%	0.30%	0.70%		1.60%

0.25%	None	None	0.01%	0.35%	0.36%		0.61%
0.25%	None	0.15%	0.10%	0.35%	0.60%		0.85%
0.25%	None	0.25%	0.15%	0.35%	0.75%		1.00%

0.95%	None	None	0.01%	7.78%	7.79%		8.74%
0.95%	None	0.15%	0.10%	7.78%	8.03%		8.98%
0.95%	None	0.25%	0.15%	7.78%	8.18%		9.13%

0.20%	None	None	0.01%	0.49%	0.50%	(3)	0.70%
0.20%	None	0.15%	0.10%	0.49%	0.74%	(3)	0.94%
0.20%	None	0.25%	0.15%	0.49%	0.89%	(3)	1.09%

0.90%	None	None	0.01%	3.79%	3.80%		4.70%
0.90%	None	0.15%	0.10%	3.79%	4.04%		4.94%
0.90%	None	0.25%	0.15%	3.79%	4.19%		5.09%

0.85%	None	None	0.01%	0.25%	0.26%		1.11%
0.85%	None	0.15%	0.10%	0.25%	0.50%		1.35%
0.85%	None	0.25%	0.15%	0.25%	0.65%		1.50%

0.75%	None	None	0.01%	0.38%	0.39%		1.14%
0.75%	None	0.15%	0.10%	0.38%	0.63%		1.38%
0.75%	None	0.25%	0.15%	0.38%	0.78%		1.53%

0.10%	None	None	0.01%	0.14%	0.15%		0.25%
0.10%	None	0.15%	0.10%	0.14%	0.39%		0.49%
0.10%	None	0.25%	0.15%	0.14%	0.54%		0.64%

(3)	“Other Expenses” include expenses indirectly borne by the Portfolio through investments in other investment companies (acquired fund fees and expenses) of less than 0.01% of the Portfolio’s average net assets.

(4)	The Investment Advisers have voluntarily agreed to waive a portion of their management fees, as shown on page 28. Also set forth are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios as a result of the contractual and voluntary expense reimbursements discussed in footnote 2. The Investment Advisers’ voluntary fee waivers and NTI’s voluntary reimbursements, as Administrator, may be modified, terminated or implemented at any time at the option of the Investment Advisers to the Portfolios or NTI. When this occurs, “Total Annual Portfolio Operating Expenses” may increase (or decrease) without shareholder approval.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	27	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND VOLUNTARY AND CONTRACTUAL REIMBURSEMENTS (see footnote 4 on page 27)
Portfolio	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
INTERNATIONAL GROWTH
Class A	0.80%	None	0.26%	1.06%
Class C*	0.80%	None	0.50%	1.30%
Class D	0.80%	None	0.65%	1.45%
INTERNATIONAL EQUITY INDEX
Class A	0.25%	None	0.16%	0.41%
Class C*	0.25%	None	0.40%	0.65%
Class D	0.25%	None	0.55%	0.80%
SMALL COMPANY GROWTH
Class A	0.80%	None	0.12%	0.92%
Class C*	0.80%	None	0.36%	1.16%
Class D	0.80%	None	0.51%	1.31%
SMALL COMPANY INDEX
Class A	0.20%	None	0.11%	0.31%
Class C*	0.20%	None	0.35%	0.55%
Class D	0.20%	None	0.50%	0.70%
MID CAP GROWTH
Class A	0.80%	None	0.12%	0.92%
Class C	0.80%	None	0.36%	1.16%
Class D	0.80%	None	0.51%	1.31%
FOCUSED GROWTH
Class A	0.75%	None	0.11%	0.86%
Class C	0.75%	None	0.35%	1.10%
Class D	0.75%	None	0.50%	1.25%
DIVERSIFIED GROWTH
Class A	0.65%	None	0.12%	0.77%
Class C*	0.65%	None	0.36%	1.01%
Class D	0.65%	None	0.51%	1.16%
EQUITY INDEX
Class A	0.10%	None	0.11%	0.21%
Class C	0.10%	None	0.35%	0.45%
Class D	0.10%	None	0.50%	0.60%

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

EQUITY PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
INTERNATIONAL GROWTH
Class A	$123	$384	$665	$1,466
Class C*	$148	$459	$792	$1,735
Class D	$163	$505	$871	$1,900
INTERNATIONAL EQUITY INDEX
Class A	$62	$195	$340	$762
Class C*	$87	$271	$471	$1,049
Class D	$102	$318	$552	$1,225
SMALL COMPANY GROWTH
Class A	$858	$2,478	$3,979	$7,268
Class C*	$880	$2,537	$4,064	$7,381
Class D	$894	$2,573	$4,116	$7,450
SMALL COMPANY INDEX
Class A	$72	$224	$390	$871
Class C*	$96	$300	$520	$1,155
Class D	$111	$347	$601	$1,329
MID CAP GROWTH
Class A	$471	$1,416	$2,368	$4,771
Class C	$494	$1,483	$2,474	$4,955
Class D	$509	$1,525	$2,539	$5,067
FOCUSED GROWTH
Class A	$113	$353	$612	$1,352
Class C	$137	$428	$739	$1,624
Class D	$153	$474	$818	$1,791
DIVERSIFIED GROWTH
Class A	$116	$362	$628	$1,386
Class C*	$140	$437	$755	$1,657
Class D	$156	$483	$834	$1,824
EQUITY INDEX
Class A	$26	$80	$141	$318
Class C	$50	$157	$274	$616
Class D	$65	$205	$357	$798

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	29	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INVESTMENT ADVISERS

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) (each an “Investment Adviser” and collectively, the “Investment Advisers”), each a subsidiary of TNTC, serve jointly as the Investment Advisers of the International Growth Portfolio. NTI serves as the Investment Adviser of each of the other Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority. It is also registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

EQUITY PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2008.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary fee waivers in the future at their discretion.

A discussion regarding the Board of Trustees’ basis for approving the Portfolios’ Advisory Agreement is available in the Portfolios’ semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2008
INTERNATIONAL GROWTH	0.90%	0.80%
INTERNATIONAL EQUITY INDEX	0.25%	0.25%
SMALL COMPANY GROWTH	0.95%	0.80%
SMALL COMPANY INDEX	0.20%	0.20%
MID CAP GROWTH	0.90%	0.80%
FOCUSED GROWTH	0.85%	0.75%
DIVERSIFIED GROWTH	0.75%	0.65%
EQUITY INDEX	0.10%	0.10%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	31	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

PORTFOLIO MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE PORTFOLIOS.

Unless otherwise provided below, for any Portfolio with more than one manager, each manager has full and joint responsibility for managing the Portfolio with no restrictions or limitations on such manager’s role.

The managers for the Diversified Growth Portfolio are John S. Cole and George P. Maris, both Senior Vice Presidents of Northern Trust. Mr. Cole has been manager since July 2005, and Mr. Maris since June 2008. Mr. Cole joined Northern Trust in 2005. From 1997 to 2005, Mr. Cole was with Lincoln Equity Management, LLC and from 2003 to 2005 he served as its Chief Operating Officer. During the past five years, he has managed various equity portfolios. Mr. Maris joined Northern Trust in June 2008 as a senior portfolio manager. From 2004 to 2008, Mr. Maris was with Columbia Management Group as a senior portfolio manager. Prior to that position, he served as a portfolio manager for four years at Putnam Investments.

The managers for the Equity Index and the Small Company Index Portfolios are Chad M. Rakvin and Brent Reeder, both Senior Vice Presidents of Northern Trust. Mr. Rakvin has been manager since September 2005, and Mr. Reeder since November 2006. Mr. Rakvin joined Northern Trust in 2004, and has been a member of the quantitative management group for domestic index products. Immediately prior to joining Northern, Mr. Rakvin was an independent consultant to institutional money managers and financial services companies, as well as an author of proprietary research and white papers. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.

The managers for the Focused Growth Portfolio are John S. Cole and Robert N. Streed, both Senior Vice Presidents of Northern Trust. Mr. Cole has been manager since September 2005, and Mr. Streed since December 2002. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The managers for the International Equity Index Portfolio are Shaun Murphy, Senior Vice President of Northern Trust and Steven J. Santiccioli, Vice President of Northern Trust. Mr. Murphy has been manager since November 2006, and Mr. Santiccioli since July 2007. Mr. Murphy is the U.S. team leader for international quantitative equity products. Prior to joining Northern Trust in 2004, Mr. Murphy was a portfolio manager at State Street Global Advisors. Mr. Santiccioli has managed various quantitative equity portfolios since joining Northern Trust in 2003. From 1993 to 2003, he was with Deutsche Asset Management where he served first as head of accounting for international index portfolios and then as a portfolio manager.

The manager for the International Growth Portfolio is George P. Maris, Senior Vice President of Northern Trust. Mr. Maris has been manager since March 2009.

The manager for the Mid Cap Growth Portfolio is David P. Kalis, Senior Vice President of Northern Trust. Mr. Kalis has been manager since joining Northern Trust in November 2006. From 1995 to 2006, Mr. Kalis was a partner in the equity research group at Segall Bryant & Hamill Investment Counsel.

The managers for the Small Company Growth Portfolio are Matthew Peron, Senior Vice President of Northern Trust and Michael J. Towle, Second Vice President of Northern Trust. Mr. Peron has been manager since March 2007, and Mr. Towle since July 2007. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed-income and equity derivatives risk manager of Bank One. Since joining Northern Trust in July 2004, Mr. Towle has managed various equity portfolios. From 2003 to 2004, he was an institutional relationship manager and from 2001 to 2003, he was a private client portfolio manager at Brown Brothers Harriman.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios is available in the Additional Statement.

EQUITY PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolios. TNTC also performs certain administrative services for the Portfolios pursuant to a sub-administration agreement with NTI. The fees that NTI receives for its services are described under “Portfolio Fees and Expenses” and in the Additional Statement. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolios.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC receives a percentage of securities lending revenue generated for each of the lending Portfolios. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	33	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

PURCHASING AND SELLING SHARES

PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts, and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

The Portfolios are authorized to offer a choice of three classes of shares to meet the special needs of institutional investors (“Institutions”).

CLASS A SHARES are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

CLASS C SHARES are designed for Institutions that require the Transfer Agent and a Service Organization (as defined on page 40) to provide certain account-related services incident to Customers being the beneficial owners of shares.

CLASS D SHARES are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.

Different shareholder service agent and transfer agency fees are payable by each class of shares (see “Portfolio Fees and Expenses” on page 26). In addition, any person entitled to receive compensation for servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

OPENING AN ACCOUNT

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the “Opening An Account” section of this Prospectus.

For your convenience, there are a number of ways to invest directly in the Portfolios:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

EQUITY PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person

■	Your account number

■	The name of the Portfolio

■	The number of shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	35	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at net asset value (“NAV”). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 40.

Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Portfolio are valued at their amortized cost which, according to the Investment Advisers, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Portfolio(s) provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Portfolio(s), provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolios from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

EQUITY PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 40.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Portfolio(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Portfolio(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The International Growth and International Equity Index Portfolios charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolio from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolio. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Portfolios are authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Portfolios that they are unable to impose a redemption fee on their underlying Customer accounts;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts; and

■	Redemptions initiated by the Portfolios.

In addition to the circumstances noted above, each Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Portfolio, to the extent permitted by law. In addition, each Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Portfolios are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their Customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Portfolio will not receive the redemption fees. If Portfolio shares are redeemed by a financial intermediary at the direction of its Customers, the Portfolio may not know whether a redemption fee is applicable or the identity of the Customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Portfolios. Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Portfolio. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

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EQUITY PORTFOLIOS

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 40.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum investment applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares by long-term shareholders. The Portfolios that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Portfolio during a calendar quarter. A “round trip” is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. The Trust is authorized to permit more than two “round trips” in a Portfolio during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Portfolio.

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In addition, the International Equity Index Portfolio and the International Growth Portfolio impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 37. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Portfolio through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, Northern Institutional Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Institutional Funds reviews on a regular and periodic basis available information relating to the trading activity in the Portfolios in order to assess the likelihood that a Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Institutional Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Institutional Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Institutional Funds may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Portfolio. Northern Institutional Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Institutional Funds will apply the criteria in a manner that, in Northern Institutional Funds’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolios. While Northern Trust may monitor share turnover at the omnibus account level, a Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, Northern Institutional Funds may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary’s Customers. Financial intermediaries may also monitor their Customers’ trading activities in the Northern Institutional Funds. Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. Northern Institutional Funds may rely on these financial intermediaries’ excessive trading policies in lieu of applying Northern Institutional Funds’ policies. The financial intermediaries’ excessive trading policies may differ from Northern Institutional Funds’ policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Northern Institutional Funds.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a completed Northern Institutional Funds Certification Form, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence

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of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northerninstitutionalfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust (“Service Organizations”). These agreements are permitted under the Trust’s Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

These support services may include:

■	processing purchase, exchange and redemption requests from investors;

■	placing net purchase and redemption orders with the Transfer Agent;

■	providing necessary personnel and facilities to establish and maintain investor accounts and records; and

■	providing information periodically to investors showing their positions in Portfolio shares.

For their services, Service Organizations may receive fees from the Portfolios at an annual rate of up to 0.15% and 0.25% of the average daily NAV of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

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Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolios available to their Customers, and may allow the Portfolios greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing shares of a Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A complete schedule of each Portfolio’s holdings, current as of calendar quarter-end, except for the International Equity Index, Small Company Index and Equity Index Portfolios, which will be current as of month-end, will be available on the Portfolios’ Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Portfolios will also publish their top ten holdings on their Web site current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.

Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another investment portfolio in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another portfolio in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a portfolio in the Trust in which you maintain an account.

The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.

Portfolio	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
INTERNATIONAL GROWTH	Annually	Annually
INTERNATIONAL EQUITY INDEX	Annually	Annually
SMALL COMPANY GROWTH	Annually	Annually
SMALL COMPANY INDEX	Annually	Annually
MID CAP GROWTH	Annually	Annually
FOCUSED GROWTH	Annually	Annually
DIVERSIFIED GROWTH	Annually	Annually
EQUITY INDEX	Quarterly	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. The discussions of the federal tax consequences in this Prospectus and the Additional Statement are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term gain capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. This lower rate for “qualifying dividends” is also currently scheduled to expire after 2010. For taxable years beginning after December 31, 2010, “qualifying dividends” will be taxed at ordinary income rates.

A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the International Equity Index Portfolio and the International Growth Portfolio will generally not qualify for this deduction.

Distributions from each Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid on December 31.

You should note that if you buy shares of a Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another investment portfolio in the Trust is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a disposition of Portfolio shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with

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other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

FOREIGN TAXES. Some of the Portfolios may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Portfolio consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Portfolio may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Index and International Growth Portfolios may be eligible to make this election. If these Portfolios make this election, the amount of such foreign taxes paid by these Portfolios will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. A Portfolio that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Portfolios will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, in the case of distributions attributable to each Portfolio’s taxable years ending on or before November 30, 2010, net short-term capital gains, of the Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable years ending on or before November 30, 2010, Portfolio distributions attributable to and properly designated by a Portfolio as U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Portfolios’ taxable years beginning after November 30, 2010, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Portfolio shares unless the investment in the Portfolio is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolios could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More tax information relating to the Portfolios is also provided in the Additional Statement.

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RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO. It also explores various other investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios’ investment objectives and strategies.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. The investment objective of each of the following Portfolios may be changed by the Trust’s Board of Trustees without shareholder approval: Small Company Growth Portfolio and Mid Cap Growth Portfolio. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

DERIVATIVES. The Portfolios may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations (“CMOs”) and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Portfolio will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Portfolio to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Portfolio to realize losses on offsetting or terminated derivative contracts or special transactions.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts

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(“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The International Equity Index and International Growth Portfolios intend to invest a substantial portion of their total assets in foreign securities. The Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments.

The International Growth Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Growth Portfolio may invest up to 25% of its total assets in emerging markets. The International Equity Index Portfolio invests in countries according to their weightings in the MSCI EAFE Index.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

While the Portfolios’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios’ respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the

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euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. At times, the Small Company Growth and Mid Cap Growth Portfolios may make significant investments in IPOs. The other Portfolios, to a lesser extent, also may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Portfolios’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Portfolios may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Portfolios generally will be investment grade.

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SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Advisers will consider such an event in determining whether the Portfolio should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.

INVESTMENT STRATEGY. The International Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios may invest up to 15% of their total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers’ credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Portfolios’ historical portfolio turnover rates.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may

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have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Portfolio may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TRACKING RISK. The International Equity Index, Small Company Index and Equity Index Portfolios (the “Index Portfolios”) seek to track the performance of their respective benchmark indices.

INVESTMENT STRATEGY. Under normal market conditions, NTI expects that the quarterly performance of the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

SPECIAL RISKS. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Portfolio from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, CMOs and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans which may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase these and other types of asset-backed securities. The Portfolios may also invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Portfolio.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit

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card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Portfolio could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolios may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Portfolios invest.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the NAV of the Portfolios’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities held by a Portfolio.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

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INVESTMENT STRATEGY. The Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Portfolio may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Portfolios may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Growth Portfolio also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or

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boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.

SPECIAL RISKS. IFAs are not insured by a government agency – they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds for which the Investment Advisers or any of their affiliates serve as investment advisers.

INVESTMENT STRATEGY. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio’s assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are “secured” if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price

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fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. Each Portfolio may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

SECURITIES LENDING. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Portfolio’s total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Portfolio’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Portfolio’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of such Portfolio’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Portfolio, and the

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equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. The International Growth, Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios may make short sales against-the-box.

SPECIAL RISKS. If a Portfolio sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio’s total return.

TEMPORARY INVESTMENTS. The Portfolios temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. Certain Portfolios also may make temporary investments in longer-term debt obligations and preferred stocks.

INVESTMENT STRATEGY. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the Equity Index, Small Company Index and International Equity Index Portfolios, a Portfolio also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Portfolio’s losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Portfolio to pursue such a defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

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INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. Each Portfolio may invest in warrants and similar rights. A Portfolio also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are

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payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio, any person or by any entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties or merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index or any data included therein. The Additional Statement contains a more detailed description of the limited relationship MSCI has with Northern Trust and the International Equity Index Portfolio.

Neither the Small Company Index Portfolio, Small Company Growth Portfolio nor the Mid Cap Growth Portfolio is sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index, Russell Midcap Growth Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio, any person or by any entity from the use of the Russell 2000 Index, Russell Midcap Growth Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index, Russell Midcap Growth Index or any data included therein.

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FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO’S OPERATION).

Certain information reflects the financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report, which is available upon request and without charge. As of November 30, 2008, no Class C Shares of the International Growth, International Equity Index, Small Company Growth, Small Company Index and Diversified Growth Portfolios were outstanding.

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FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL GROWTH PORTFOLIO	CLASS A
Selected per share data	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Year	$15.02	$12.91	$10.31	$9.44		$7.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.17	0.15	0.16		0.08
Net realized and unrealized gains (losses)	(5.94)	2.46	2.58	0.82		1.63
Total from Investment Operations	(5.71)	2.63	2.73	0.98		1.71
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.20)	(0.13)	(0.13)	(0.11)		(0.05)
From net realized gains	(2.20)	(0.39)	—	—		—
Total Distributions Paid	(2.40)	(0.52)	(0.13)	(0.11)		(0.05)
Net Asset Value, End of Year	$6.91	$15.02	$12.91	$10.31		$9.44
Total Return(2)	(44.80)%	21.00%	26.70%	10.54%		22.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$122,311	$258,359	$211,732	$169,921		$162,643
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.06%	1.06%	1.06%	1.07	%(3)	1.06%
Expenses, before waivers, reimbursements and credits	1.21%	1.19%	1.20%	1.21%		1.21%
Net investment income, net of waivers, reimbursements and credits	2.01%	1.23%	1.32%	1.57%		0.92%
Net investment income, before waivers, reimbursements and credits	1.86%	1.10%	1.18%	1.43%		0.77%
Portfolio Turnover Rate	75.41%	87.63%	94.13%	85.60%		93.81%

	CLASS D
Selected per share data	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Year	$15.02	$12.92	$10.32	$9.43		$7.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.11	0.12	0.09		0.07
Net realized and unrealized gains (losses)	(5.90)	2.46	2.57	0.87		1.60
Total from Investment Operations	(5.76)	2.57	2.69	0.96		1.67
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.14)	(0.08)	(0.09)	(0.07)		(0.01)
From net realized gains	(2.20)	(0.39)	—	—		—
Total Distributions Paid	(2.34)	(0.47)	(0.09)	(0.07)		(0.01)
Net Asset Value, End of Year	$6.92	$15.02	$12.92	$10.32		$9.43
Total Return(2)	(44.99)%	20.46%	26.21%	10.22%		21.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$353	$674	$552	$481		$379
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.45%	1.45%	1.45%	1.46	%(3)	1.45%
Expenses, before waivers, reimbursements and credits	1.60%	1.58%	1.59%	1.60%		1.60%
Net investment income, net of waivers, reimbursements and credits	1.62%	0.84%	0.93%	1.18%		0.53%
Net investment income, before waivers, reimbursements and credits	1.47%	0.71%	0.79%	1.04%		0.38%
Portfolio Turnover Rate	75.41%	87.63%	94.13%	85.60%		93.81%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	59	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2008(3)	2007(3)	2006	2005(3)		2004(3)
Net Asset Value, Beginning of Year	$15.73	$15.54	$12.61	$11.41		$9.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.36	0.33	0.27		0.28
Net realized and unrealized gains (losses)	(6.50)	1.94	3.14	1.13		2.01
Total from Investment Operations	(6.19)	2.30	3.47	1.40		2.29
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.49)	(0.46)	(0.24)	(0.20)		(0.36)
From net realized gains	(2.44)	(1.65)	(0.30)	—		—
Total Distributions Paid	(2.93)	(2.11)	(0.54)	(0.20)		(0.36)
Net Asset Value, End of Year	$6.61	$15.73	$15.54	$12.61		$11.41
Total Return(2)	(47.77)%	16.74%	28.52%	12.45%		24.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$67,131	$134,611	$127,809	$115,608		$78,968
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.41%	0.41%	0.41%	0.46	%(4)	0.51%
Expenses, before waivers, reimbursements and credits	0.61%	0.57%	0.58%	0.65%		0.73%
Net investment income, net of waivers, reimbursements and credits	2.96%	2.42%	2.43%	2.29%		1.92%
Net investment income, before waivers, reimbursements and credits	2.76%	2.26%	2.26%	2.10%		1.70%
Portfolio Turnover Rate	43.61%	73.12%	68.17%	110.54%		9.80%

	CLASS D
Selected per share data	2008(3)	2007(3)	2006	2005(3)		2004(3)
Net Asset Value, Beginning of Year	$15.22	$15.09	$12.26	$11.12		$9.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.24	0.30	0.18		0.24
Net realized and unrealized gains (losses)	(6.20)	1.94	3.02	1.12		1.95
Total from Investment Operations	(5.97)	2.18	3.32	1.30		2.19
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.47)	(0.40)	(0.19)	(0.16)		(0.33)
From net realized gains	(2.44)	(1.65)	(0.30)	—		—
Total Distributions Paid	(2.91)	(2.05)	(0.49)	(0.16)		(0.33)
Net Asset Value, End of Year	$6.34	$15.22	$15.09	$12.26		$11.12
Total Return(2)	(47.93)%	16.40%	28.03%	11.85%		24.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$761	$659	$93	$73		$136
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.80%	0.80%	0.80%	0.85	%(4)	0.90%
Expenses, before waivers, reimbursements and credits	1.00%	0.96%	0.97%	1.04%		1.12%
Net investment income, net of waivers, reimbursements and credits	2.57%	2.03%	2.04%	1.90%		1.53%
Net investment income, before waivers, reimbursements and credits	2.37%	1.87%	1.87%	1.71%		1.31%
Portfolio Turnover Rate	43.61%	73.12%	68.17%	110.54%		9.80%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended were calculated using the average shares outstanding method.

(4)	Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

EQUITY PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY GROWTH PORTFOLIO	CLASS A
Selected per share data	2008(2)		2007(2)		2006		2005(2)		2004(2)
Net Asset Value, Beginning of Year	$11.81		$10.60		$9.13		$8.15		$8.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)		(0.04)		(0.01)		(0.05)		(0.05)
Net realized and unrealized gains (losses)	(5.19)		1.25		1.48		1.03		0.03
Total from Investment Operations	(5.20)		1.21		1.47		0.98		(0.02)
Net Asset Value, End of Year	$6.61		$11.81		$10.60		$9.13		$8.15
Total Return(1)	(44.03)%		11.42%		16.10%		12.02%		(0.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,432		$2,168		$2,553		$7,200		$10,785
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.92	%(3)	0.92	%(3)	0.92	%(3)	0.92	%(3)	0.92	%(3)
Expenses, before waivers, reimbursements and credits	8.74%		5.48%		3.21%		2.12%		1.57%
Net investment loss, net of waivers, reimbursements and credits	(0.07)%		(0.40)%		(0.06)%		(0.54)%		(0.34)%
Net investment loss, before waivers, reimbursements and credits	(7.89)%		(4.96)%		(2.35)%		(1.74)%		(0.99)%
Portfolio Turnover Rate	353.47%		171.19%		275.73%		85.43%		286.92%

	CLASS D
Selected per share data	2008(2)		2007(2)		2006		2005(2)		2004(2)
Net Asset Value, Beginning of Year	$11.54		$10.40		$9.00		$8.06		$8.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.11)		(0.06)		(0.08)		(0.07)
Net realized and unrealized gains (losses)	(5.19)		1.25		1.46		1.02		0.02
Total from Investment Operations	(5.24)		1.14		1.40		0.94		(0.05)
Net Asset Value, End of Year	$6.30		$11.54		$10.40		$9.00		$8.06
Total Return(1)	(45.41)%		10.96%		15.56%		11.66%		(0.62)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3		$11		$18		$20		$26
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.31	%(3)	1.31	%(3)	1.31	%(3)	1.31	%(3)	1.31	%(3)
Expenses, before waivers, reimbursements and credits	9.13%		5.87%		3.60%		2.51%		1.96%
Net investment loss, net of waivers, reimbursements and credits	(0.46)%		(0.79)%		(0.45)%		(0.93)%		(0.73)%
Net investment loss, before waivers, reimbursements and credits	(8.28)%		(5.35)%		(2.74)%		(2.13)%		(1.38)%
Portfolio Turnover Rate	353.47%		171.19%		275.73%		85.43%		286.92%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment loss for the year ended was calculated using the average shares outstanding method.

(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	61	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

SMALL COMPANY INDEX PORTFOLIO	CLASS A
Selected per share data	2008	2007	2006	2005	2004(2)
Net Asset Value, Beginning of Year	$17.20	$17.52	$15.12	$14.08	$12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.20	0.16	0.18	0.12
Net realized and unrealized gains (losses)	(6.60)	(0.39)	2.41	0.95	1.95
Total from Investment Operations	(6.35)	(0.19)	2.57	1.13	2.07
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.13)	(0.17)	(0.09)	(0.16)
From net realized gains	—	—	—	—	—
Total Distributions Paid	(0.22)	(0.13)	(0.17)	(0.09)	(0.16)
Net Asset Value, End of Year	$10.63	$17.20	$17.52	$15.12	$14.08
Total Return(1)	(37.38)%	(1.05)%	17.12%	8.08%	17.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$46,072	$83,426	$102,484	$73,416	$77,506
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31%	0.31%	0.31%	0.31%	0.31%
Expenses, before waivers, reimbursements and credits	0.70%	0.54%	0.53%	0.55%	0.59%
Net investment income, net of waivers, reimbursements and credits	1.55%	1.36%	1.19%	1.11%	0.96%
Net investment income, before waivers, reimbursements and credits	1.16%	1.13%	0.97%	0.87%	0.68%
Portfolio Turnover Rate	47.00%	37.40%	45.99%	33.95%	23.36%

	CLASS D
Selected per share data	2008	2007	2006	2005	2004(2)
Net Asset Value, Beginning of Year	$16.95	$17.25	$14.89	$13.87	$11.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.12	0.08	0.10	0.07
Net realized and unrealized gains (losses)	(6.45)	(0.37)	2.39	0.97	1.95
Total from Investment Operations	(6.32)	(0.25)	2.47	1.07	2.02
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.05)	(0.11)	(0.05)	(0.13)
From net realized gains	—	—	—	—	—
Total Distributions Paid	(0.15)	(0.05)	(0.11)	(0.05)	(0.13)
Net Asset Value, End of Year	$10.48	$16.95	$17.25	$14.89	$13.87
Total Return(1)	(37.64)%	(1.41)%	16.66%	7.71%	17.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$74	$186	$243	$373	$314
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, before waivers, reimbursements and credits	1.09%	0.93%	0.92%	0.94%	0.98%
Net investment income, net of waivers, reimbursements and credits	1.16%	0.97%	0.80%	0.72%	0.57%
Net investment income, before waivers, reimbursements and credits	0.77%	0.74%	0.58%	0.48%	0.29%
Portfolio Turnover Rate	47.00%	37.40%	45.99%	33.95%	23.36%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

EQUITY PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MID CAP GROWTH PORTFOLIO	CLASS A
Selected per share data	2008(2)		2007(2)		2006(2)	2005(2)		2004(2)
Net Asset Value, Beginning of Year	$14.89		$12.26		$11.54	$10.41		$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		(0.01)		0.01	(0.06)		(0.05)
Net realized and unrealized gains (losses)	(5.90)		2.66		0.71	1.19		0.50
Total from Investment Operations	(5.91)		2.65		0.72	1.13		0.45
LESS DISTRIBUTIONS PAID:
From net investment income	—		(0.02)		—	—		—
Total Distributions Paid	—		(0.02)		—	—		—
Net Asset Value, End of Year	$8.98		$14.89		$12.26	$11.54		$10.41
Total Return(1)	(39.69)%		21.63%		6.24%	10.85%		4.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,381		$5,704		$6,616	$16,998		$24,204
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.92	%(3)	0.92	%(3)	0.91%	0.92	%(3)	0.91%
Expenses, before waivers, reimbursements and credits	4.70%		2.78%		1.68%	1.39%		1.36%
Net investment income (loss), net of waivers, reimbursements and credits	(0.10)%		(0.10)%		0.12%	(0.41)%		(0.54)%
Net investment income (loss), before waivers, reimbursements and credits	(3.88)%		(1.96)%		(0.65)%	(0.88)%		(0.99)%
Portfolio Turnover Rate	451.19%		248.47%		178.56%	98.76%		150.69%

	CLASS C
Selected per share data	2008(2)		2007(2)		2006(2)	2005(2)		2004(2)
Net Asset Value, Beginning of Year	$14.63		$12.08		$11.41	$10.32		$9.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)		(0.05)		(0.01)	(0.06)		(0.08)
Net realized and unrealized gains (losses)	(5.74)		2.62		0.68	1.15		0.50
Total from Investment Operations	(5.82)		2.57		0.67	1.09		0.42
LESS DISTRIBUTIONS PAID:
From net investment income	—		(0.02)		—	—		—
Total Distributions Paid	—		(0.02)		—	—		—
Net Asset Value, End of Year	$8.81		$14.63		$12.08	$11.41		$10.32
Total Return(1)	(39.71)%		21.30%		5.87%	10.56%		4.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2		$51		$25	$5,300		$4,083
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.16	%(3)	1.16	%(3)	1.15%	1.16	%(3)	1.15%
Expenses, before waivers, reimbursements and credits	4.94%		3.02%		1.92%	1.63%		1.60%
Net investment loss, net of waivers, reimbursements and credits	(0.34)%		(0.34)%		(0.12)%	(0.65)%		(0.78)%
Net investment loss, before waivers, reimbursements and credits	(4.12)%		(2.20)%		(0.89)%	(1.12)%		(1.23)%
Portfolio Turnover Rate	451.19%		248.47%		178.56%	98.76%		150.69%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	63	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

MID CAP GROWTH PORTFOLIO	CLASS D
Selected per share data	2008(2)		2007(2)		2006(2)	2005(2)		2004(2)
Net Asset Value, Beginning of Year	$14.47		$11.97		$11.32	$10.25		$9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06)		(0.06)		(0.04)	(0.10)		(0.09)
Net realized and unrealized gains (losses)	(5.75)		2.58		0.69	1.17		0.49
Total from Investment Operations	(5.81)		2.52		0.65	1.07		0.40
LESS DISTRIBUTIONS PAID:
From net investment income	—		(0.02)		—	—		—
Total Distributions Paid	—		(0.02)		—	—		—
Net Asset Value, End of Year	$8.66		$14.47		$11.97	$11.32		$10.25
Total Return(1)	(40.19)%		21.15%		5.74%	10.44%		4.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6		$36		$40	$144		$443
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.31	%(3)	1.31	%(3)	1.30%	1.31	%(3)	1.30%
Expenses, before waivers and reimbursements	5.09%		3.17%		2.07%	1.78%		1.75%
Net investment loss, net of waivers and reimbursements	(0.49)%		(0.49)%		(0.27)%	(0.80)%		(0.93)%
Net investment loss, before waivers and reimbursements	(4.27)%		(2.35)%		(1.04)%	(1.27)%		(1.38)%
Portfolio Turnover Rate	451.19%		248.47%		178.56%	98.76%		150.69%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment loss for the year ended was calculated using the average shares outstanding method.

(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

EQUITY PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007(2)	2006	2005(2)	2004
Net Asset Value, Beginning of Year	$15.53	$13.33	$12.46	$11.67	$11.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.08	0.07	0.04	0.06
Net realized and unrealized gains (losses)	(6.15)	2.19	0.84	0.81	0.38
Total from Investment Operations	(6.09)	2.27	0.91	0.85	0.44
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.07)	(0.04)	(0.06)	—
Total Distributions Paid	(0.09)	(0.07)	(0.04)	(0.06)	—
Net Asset Value, End of Year	$9.35	$15.53	$13.33	$12.46	$11.67
Total Return(1)	(39.45)%	17.12%	7.29%	7.35%	3.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$52,578	$97,501	$95,041	$150,994	$183,444
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses, before waivers, reimbursements and credits	1.11%	1.06%	1.06%	1.01%	1.01%
Net investment income, net of waivers, reimbursements and credits	0.46%	0.57%	0.48%	0.26%	0.52%
Net investment income, before waivers, reimbursements and credits	0.21%	0.37%	0.28%	0.11%	0.37%
Portfolio Turnover Rate	242.18%	146.66%	151.02%	178.43%	189.01%

	CLASS C
Selected per share data	2008(2)	2007(2)	2006	2005(2)	2004
Net Asset Value, Beginning of Year	$15.10	$12.98	$12.23	$11.45	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.01	(0.07)	—	0.03
Net realized and unrealized gains (losses)	(5.98)	2.16	0.86	0.82	0.37
Total from Investment Operations	(5.95)	2.17	0.79	0.82	0.40
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)	(0.05)	(0.04)	(0.04)	—
Total Distributions Paid	(0.06)	(0.05)	(0.04)	(0.04)	—
Net Asset Value, End of Year	$9.09	$15.10	$12.98	$12.23	$11.45
Total Return(1)	(39.57)%	16.78%	6.44%	7.16%	3.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$75	$125	$92	$7,779	$15,926
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.35%	1.30%	1.30%	1.25%	1.25%
Net investment income, net of waivers, reimbursements and credits	0.22%	0.33%	0.24%	0.02%	0.28%
Net investment income (loss), before waivers, reimbursements and credits	(0.03)%	0.13%	0.04%	(0.13)%	0.13%
Portfolio Turnover Rate	242.18%	146.66%	151.02%	178.43%	189.01%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	65	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

FOCUSED GROWTH PORTFOLIO	CLASS D
Selected per share data	2008(2)	2007(2)	2006	2005(2)	2004
Net Asset Value, Beginning of Year	$14.76	$12.68	$11.90	$11.15	$10.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.05)	(0.08)	(0.02)	0.01
Net realized and unrealized gains (losses)	(5.86)	2.14	0.90	0.79	0.36
Total from Investment Operations	(5.85)	2.09	0.82	0.77	0.37
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.01)	(0.04)	(0.02)	—
Total Distributions Paid	(0.03)	(0.01)	(0.04)	(0.02)	—
Net Asset Value, End of Year	$8.88	$14.76	$12.68	$11.90	$11.15
Total Return(1)	(39.73)%	16.51%	6.87%	6.95%	3.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72	$133	$139	$231	$1,362
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.50%	1.45%	1.45%	1.40%	1.40%
Net investment income (loss), net of waivers, reimbursements and credits	0.07%	0.18%	0.09%	(0.13)%	0.13%
Net investment loss, before waivers, reimbursements and credits	(0.18)%	(0.02)%	(0.11)%	(0.28)%	(0.02)%
Portfolio Turnover Rate	242.18%	146.66%	151.02%	178.43%	189.01%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

EQUITY PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED GROWTH PORTFOLIO	CLASS A
Selected per share data	2008		2007(3)	2006(3)	2005(3)		2004
Net Asset Value, Beginning of Year	$8.02		$8.09	$8.30	$7.58		$7.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.09	0.07	0.05		0.06
Net realized and unrealized gains (losses)	(2.99)		0.44	0.57	0.73		0.47
Total from Investment Operations	(2.92)		0.53	0.64	0.78		0.53
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.07)	(0.06)	(0.06)		(0.04)
From net realized gains	(0.50)		(0.53)	(0.79)	—		—
Total Distributions Paid	(0.57)		(0.60)	(0.85)	(0.06)		(0.04)
Net Asset Value, End of Year	$4.53		$8.02	$8.09	$8.30		$7.58
Total Return(1)	(39.04)%		6.90%	8.36%	10.33%		7.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$40,922		$59,875	$42,505	$38,154		$44,967
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.77	%(2)	0.76%	0.76%	0.77	%(2)	0.77	%(2)
Expenses, before waivers, reimbursements and credits	1.14%		1.07%	1.15%	1.08%		1.03%
Net investment income, net of waivers, reimbursements and credits	1.31%		1.09%	0.96%	0.64%		0.64%
Net investment income, before waivers, reimbursements and credits	0.94%		0.78%	0.57%	0.33%		0.38%
Portfolio Turnover Rate	117.55%		89.01%	123.43%	49.34%		102.83%

	CLASS D
Selected per share data	2008		2007(3)	2006(3)	2005(3)		2004
Net Asset Value, Beginning of Year	$7.62		$7.73	$7.95	$7.27		$6.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.05	0.04	0.01		0.04
Net realized and unrealized gains (losses)	(2.86)		0.43	0.54	0.70		0.43
Total from Investment Operations	(2.79)		0.48	0.58	0.71		0.47
LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)		(0.06)	(0.01)	(0.03)		(0.01)
From net realized gains	(0.50)		(0.53)	(0.79)	—		—
Total Distributions Paid	(0.54)		(0.59)	(0.80)	(0.03)		(0.01)
Net Asset Value, End of Year	$4.29		$7.62	$7.73	$7.95		$7.27
Total Return(1)	(39.29)%		6.50%	7.87%	9.82%		6.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$259		$442	$195	$136		$524
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.16	%(2)	1.15%	1.15%	1.16	%(2)	1.16	%(2)
Expenses, before waivers, reimbursements and credits	1.53%		1.46%	1.54%	1.47%		1.42%
Net investment income, net of waivers, reimbursements and credits	0.92%		0.70%	0.57%	0.25%		0.25%
Net investment income (loss), before waivers, reimbursements and credits	0.55%		0.39%	0.18%	(0.06)%		(0.01)%
Portfolio Turnover Rate	117.55%		89.01%	123.43%	49.34%		102.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	67	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006(2)	2005(2)	2004(2)
Net Asset Value, Beginning of Year	$17.29	$17.17	$15.89	$15.11	$13.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.29	0.27	0.26	0.26
Net realized and unrealized gains (losses)	(6.26)	0.95	1.87	0.97	1.46
Total from Investment Operations	(5.98)	1.24	2.14	1.23	1.72
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.29)	(0.28)	(0.25)	(0.26)
From net realized gains	(1.52)	(0.83)	(0.58)	(0.20)	(0.01)
Total Distributions Paid	(1.80)	(1.12)	(0.86)	(0.45)	(0.27)
Net Asset Value, End of Year	$9.51	$17.29	$17.17	$15.89	$15.11
Total Return(1)	(38.22)%	7.59%	14.03%	8.28%	12.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$410,534	$761,863	$725,157	$746,734	$693,670
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.25%	0.25%	0.28%	0.34%	0.34%
Net investment income, net of waivers, reimbursements and credits	2.07%	1.74%	1.72%	1.70%	1.82%
Net investment income, before waivers, reimbursements and credits	2.03%	1.70%	1.65%	1.57%	1.69%
Portfolio Turnover Rate	15.88%	43.91%	17.12%	18.74%	11.93%

	CLASS C
Selected per share data	2008(2)	2007	2006(2)	2005(2)	2004(2)
Net Asset Value, Beginning of Year	$17.21	$17.09	$15.82	$15.05	$13.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.23	0.24	0.22	0.24
Net realized and unrealized gains (losses)	(6.23)	0.97	1.85	0.97	1.44
Total from Investment Operations	(5.98)	1.20	2.09	1.19	1.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.25)	(0.24)	(0.22)	(0.22)
From net realized gains	(1.52)	(0.83)	(0.58)	(0.20)	(0.01)
Total Distributions Paid	(1.77)	(1.08)	(0.82)	(0.42)	(0.23)
Net Asset Value, End of Year	$9.46	$17.21	$17.09	$15.82	$15.05
Total Return(1)	(38.38)%	7.36%	13.76%	8.00%	12.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,458	$25,323	$26,677	$24,892	$38,536
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before waivers, reimbursements and credits	0.49%	0.49%	0.52%	0.58%	0.58%
Net investment income, net of waivers, reimbursements and credits	1.83%	1.50%	1.48%	1.46%	1.58%
Net investment income, before waivers, reimbursements and credits	1.79%	1.46%	1.41%	1.33%	1.45%
Portfolio Turnover Rate	15.88%	43.91%	17.12%	18.74%	11.93%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

EQUITY PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS D
Selected per share data	2008(2)	2007	2006(2)	2005(2)	2004(2)
Net Asset Value, Beginning of Year	$17.18	$17.06	$15.79	$15.02	$13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.19	0.21	0.20	0.21
Net realized and unrealized gains (losses)	(6.22)	0.99	1.85	0.96	1.44
Total from Investment Operations	(5.99)	1.18	2.06	1.16	1.65
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.23)	(0.21)	(0.19)	(0.21)
From net realized gains	(1.52)	(0.83)	(0.58)	(0.20)	(0.01)
Total Distributions Paid	(1.75)	(1.06)	(0.79)	(0.39)	(0.22)
Net Asset Value, End of Year	$9.44	$17.18	$17.06	$15.79	$15.02
Total Return(1)	(38.50)%	7.20%	13.57%	7.84%	12.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,943	$4,283	$4,617	$10,385	$12,400
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.64%	0.64%	0.67%	0.73%	0.73%
Net investment income, net of waivers, reimbursements and credits	1.68%	1.35%	1.33%	1.31%	1.43%
Net investment income, before waivers, reimbursements and credits	1.64%	1.31%	1.26%	1.18%	1.30%
Portfolio Turnover Rate	15.88%	43.91%	17.12%	18.74%	11.93%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	69	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

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EQUITY PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	71	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolios’ annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios’ documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

EQUITY PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NORTHERN INSTITUTIONAL FUNDS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

Prospectus dated April 1, 2009

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in the Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 10 High Street, Suite 302, Boston, MA 02110. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

OVERVIEW

RISK/RETURN SUMMARY

Information about the objective, principal strategies and risk characteristics of the Portfolio.

4	EQUITY PORTFOLIO

	4	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

5	PRINCIPAL INVESTMENT RISKS

8	PORTFOLIO PERFORMANCE

	9	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

11	BROAD-BASED SECURITIES MARKET INDICES

12	PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIO

15	INVESTMENT ADVISER

16	ADVISORY FEES

17	PORTFOLIO MANAGEMENT

18	OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

19	PURCHASING AND SELLING SHARES

	19	PURCHASING SHARES

	19	OPENING AN ACCOUNT

	20	SELLING SHARES

21	ACCOUNT POLICIES AND OTHER INFORMATION

	21	PURCHASE AND REDEMPTION MINIMUMS

	21	CALCULATING SHARE PRICE

	21	TIMING OF PURCHASE REQUESTS

	21	MISCELLANEOUS PURCHASE INFORMATION

	22	TIMING OF REDEMPTION AND EXCHANGE REQUESTS

	22	PAYMENT OF REDEMPTION PROCEEDS

	22	MISCELLANEOUS REDEMPTION INFORMATION

	22	EXCHANGE PRIVILEGES

	22	POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES

	23	IN-KIND PURCHASES AND REDEMPTIONS

	23	TELEPHONE TRANSACTIONS

	24	MAKING CHANGES TO YOUR ACCOUNT INFORMATION

	24	BUSINESS DAY

	24	GOOD ORDER

	24	CUSTOMER IDENTIFICATION PROGRAM

	24	EARLY CLOSINGS

	24	EMERGENCY OR UNUSUAL EVENTS

	24	FINANCIAL INTERMEDIARIES

	25	PORTFOLIO HOLDINGS

	25	SHAREHOLDER COMMUNICATIONS

27	DIVIDENDS AND DISTRIBUTIONS

28	TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

30	RISKS, SECURITIES AND TECHNIQUES

	30	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	35	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

43	FINANCIAL INFORMATION

	44	FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

48	ANNUAL/SEMIANNUAL REPORTS

48	STATEMENT OF ADDITIONAL INFORMATION

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you decide whether you would like to invest in the Global Tactical Asset Allocation Portfolio (the “Portfolio”). Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes an asset allocation portfolio operating as a fund of funds currently offered by the Trust. The Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers other investment portfolios, including equity, equity index, fixed-income and money market portfolios, which are described in separate prospectuses.

In addition to the instruments described on the following pages, the Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading “Risks, Securities and Techniques” in this Prospectus beginning on page 30 and in the Statement of Additional Information (“Additional Statement”). As used in this Prospectus, the term “equity securities” includes common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO*

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio invests primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), the Portfolio’s investment adviser, or an affiliate acts as investment adviser. The Portfolio also may invest in other unaffiliated mutual funds and ETFs (together, with affiliated underlying funds, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

The Portfolio will be diversified among a number of asset classes, and its allocation will be based on an asset allocation framework developed by NTI’s Investment Policy Committee. The Portfolio intends to invest indirectly, through Underlying Funds, in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the Portfolio invests include but are not limited to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; securities of foreign issuers, including emerging markets; and fixed-income securities, including high yield securities and money market instruments. The Portfolio may also invest directly in equity and fixed-income securities and money market instruments.

Under normal market conditions, the Portfolio will invest significantly in funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S. as represented in either the MSCI EAFE® Index, MSCI Emerging MarketsSM Index or other diversified foreign indices. The Portfolio expects its foreign investments to be allocated among funds that are diversified among various regions, countries, including the U.S. (but in no less than three different countries), industries and capitalization ranges. The Portfolio may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

NTI’s Investment Policy Committee is responsible for developing tactical asset allocation recommendations with respect to the Portfolio using the asset allocation framework and incorporating various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. NTI monitors the Portfolio daily to ensure it is invested pursuant to the current asset allocation framework. NTI reviews the asset allocation framework and recommended allocations at least monthly, or more frequently as needed, to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Portfolio may invest. The Portfolio is not required to maintain any minimum or maximum investment in any asset class, and the Portfolio may at times invest more than 25% of its assets in one Underlying Fund or asset class.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: affiliated person, asset allocation, counterparty failure, country, credit (or default), currency, debt extension, emerging markets, expenses, financial services sector, foreign regulatory, high-yield, interest rate/maturity, management, market, portfolio turnover, prepayment (or call), real estate securities, stock, temporary investment and underlying fund risks. See page 5 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

*	Formerly known as the Balanced Portfolio.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of the Portfolio’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, ANY OTHER GOVERNMENT AGENCY OR NORTHERN TRUST.

The following summarizes the principal risks that apply to the Portfolio.

AFFILIATED PERSON RISK. In managing the Portfolio, NTI will have the authority to select and substitute Underlying Funds and NTI and its affiliates are also responsible for managing certain of the Underlying Funds. NTI is subject to a conflict of interest in allocating Portfolio assets among the various Underlying Funds because the fees payable to it and/or its affiliates by some affiliated Underlying Funds may be higher than the fees payable by other Underlying Funds. The trustees and officers of the affiliated Underlying Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the affiliated Underlying Funds.

ASSET ALLOCATION RISK is the risk that the selection by the Portfolio Manager of the Underlying Funds and the allocation of the Portfolio’s assets among the various asset classes and market segments as defined by NTI’s Investment Policy Committee will cause the Portfolio to underperform other funds with a similar investment objective. The Portfolio’s investment in any one Underlying Fund or asset class may exceed 25% of the Portfolio’s total assets.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations. The Portfolio intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid than domestic securities. Investment of more than 25% of the Portfolio’s total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

CREDIT (OR DEFAULT) RISK is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed-income securities generally are believed to have relatively low degrees of credit risk.

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher-yielding securities.

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case.

EXPENSES RISK applies to the Portfolio. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Portfolio you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

FINANCIAL SERVICES SECTOR RISK is the risk that an economic downturn or other market event could have a significant negative effect on issuers in the financial services sector. The Portfolio or an Underlying Fund may focus its investments in this sector, which increases the risk of your investment. With

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

respect to collateral received in repurchase transactions or other investments, the Portfolio or an Underlying Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

HIGH-YIELD RISK is the risk that the value of non-investment grade fixed-income and convertible securities held by the Portfolio may decline in value. Generally, these securities, sometimes known as “junk bonds,” are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Portfolio may not achieve the expected return from non-investment grade fixed-income and convertible securities and that its share price may be adversely affected by declines in the value of these securities.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Portfolio or an Underlying Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MARKET RISK is the risk that the value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Portfolio’s NAV in response to market movements, and over longer periods during market downturns.

During 2008, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international markets. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolio.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Portfolio exceeded 100%. Additional information on the Portfolio’s portfolio turnover is provided in “Financial Highlights” beginning on page 44 of this Prospectus and in the Additional Statement.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower-yielding securities. The loss of higher-yielding securities and the reinvestment at lower interest rates can reduce the Portfolio’s income, total return and share price.

REAL ESTATE SECURITIES RISK is the risk that the Portfolio’s investments will be affected by factors affecting the value of real estate and earnings of companies engaged in real estate activities. These factors include without limitation: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Portfolio concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Portfolio holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolio may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

favor with investors and underperform growth stocks during any given period.

TEMPORARY INVESTMENT RISK is the risk that the Portfolio or an Underlying Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Portfolio or an Underlying Fund, as the case may be, to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Portfolio or an Underlying Fund may not achieve their respective investment objectives when they hold cash or invest their assets in short-term obligations. The Portfolio or an Underlying Fund also may miss investment opportunities and have a lower total return during these periods.

UNDERLYING FUND RISK is the risk that the Portfolio’s performance may be affected by the performance of the Underlying Funds in which it is invested. The Portfolio is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies, including ETFs. Thus, the Portfolio’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their respective investment objectives. The Underlying Funds in which the Portfolio invests invest in fixed-income securities (including in high-yield securities), equity securities, including foreign securities, real estate securities, commodity-related securities and money market investments. The Underlying Funds may also engage in hedging transactions. The Portfolio may also invest in Underlying Funds that seek to track an index. The Portfolio may therefore bear the risk that such index funds’ performance may vary substantially from the benchmark indices the funds seek to track. Accordingly, the Portfolio is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

More information about the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30. You should carefully consider the risks discussed in this section and in “Risks, Securities and Techniques” before investing in the Portfolio.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO PERFORMANCE

THE PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES—CLASS A, CLASS C AND CLASS D. THE BAR CHART AND TABLE THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN THE PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF THE PORTFOLIO’S CLASS A SHARES FROM YEAR TO YEAR, AND (B) HOW THE AVERAGE ANNUAL RETURNS OF THE PORTFOLIO’S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 11.

On April 1, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to that date represents performance of the Portfolio’s prior balanced fund strategy.

The bar chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, the Portfolio’s performance would have been reduced. In addition, the Portfolio reduced the advisory fee payable to the Portfolio’s Investment Adviser on April 1, 2008 from 0.60% of average daily net assets to 0.25% of average daily net assets.

Class C Shares and Class D Shares of the Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of the Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception also will differ according to the inception date for each class.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO*

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	1999	Q4	2008
10.41%		(8.63)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A Return before taxes	7/1/93	(21.14)%	(0.47)%	1.09%	5.13%
Return after taxes on distributions		(21.92)%	(2.11)%	(0.60)%	3.37%
Return after taxes on distributions and sale of portfolio shares		(13.59)%	0.77%	0.36%	3.74%
Barclays Capital U.S. Aggregate Index**		5.24%	4.65%	5.63%	6.13%
Russell 1000® Index**		(37.60)%	(2.04)%	(1.09)%	6.70%
Asset Allocation Blend Index**		(27.78)%	0.92%	1.68%	6.41%
Class C Return before taxes	12/29/95	(21.36)%	(0.73)%	0.86%	4.93%
Barclays Capital U.S. Aggregate Index**		5.24%	4.65%	5.63%	6.10%
Russell 1000 Index**		(37.60)%	(2.04)%	(1.09)%	5.07%
Asset Allocation Blend Index**		(27.78)%	0.92%	1.68%	7.69%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class D Return before taxes	2/20/96	(21.79)%	(0.96)%	0.65%	4.76%
Barclays Capital U.S. Aggregate Index**		5.24%	4.65%	5.63%	5.97%
Russell 1000 Index**		(37.60)%	(2.04)%	(1.09)%	4.72%
Asset Allocation Blend Index**		(27.78)%	0.92%	1.68%	7.79%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	Formerly known as the Balanced Portfolio.

**	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers U.S. Aggregate Index was renamed Barclays Capital U.S. Aggregate Index.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

BROAD-BASED SECURITIES MARKET INDICES

THE ASSET ALLOCATION BLEND INDEX consists of 55% Russell 1000 Index, 30% Barclays Capital U.S. Aggregate Index and 15% MSCI EAFE Index and MSCI Emerging Markets Index.

THE BARCLAYS CAPITAL U.S. AGGREGATE INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed-income securities with remaining maturities of one year and longer.

THE MSCI EAFE® INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

THE MSCI EMERGING MARKETS® INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of December 31, 2008, the MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization, which represents approximately 92% of the total market capitalization of the U.S. equity market as of December 31, 2008.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of December 31, 2008.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolio. Each class of shares represents pro rata interests in the Portfolio except that different shareholder service agent and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company (“TNTC”), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 19). (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 24.)

SHAREHOLDER FEES (fees paid directly from your investment)
Portfolio	Maximum Sales Charge (Load) Imposed on Purchases	Additional Transactional Fees (as a percentage of amount invested)	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed on Reinvested Distributions	Redemption Fees	Exchange Fees
GLOBAL TACTICAL ASSET ALLOCATION
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None

FOOTNOTES

(1)	The contractual management fee rate was reduced from 0.60% to 0.25% effective April 1, 2008.

(2)	“Other Expenses” are comprised of three sub-categories: “Service Agent Fees,” “Transfer Agency Fees” and “Other Operating Expenses.” “Other Operating Expenses” include administration fees and all other ordinary operating expenses of the Portfolio not listed above. The Administrator is entitled to an administration fee from the Portfolio at an annual rate of 0.10% of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of the Portfolio’s average daily net assets. In addition, NTI, as Administrator, has voluntarily agreed to reimburse an additional 0.01% of the Portfolio’s Other Operating Expenses.

(3)	”Acquired Fund Fees and Expenses” for the Portfolio are estimated based upon the current allocation and relative weightings of the Portfolio’s investments in shares of the Underlying Funds. These fees and expenses are based on the actual operating expenses of the Underlying Funds (including any waivers and expense limitations of the Underlying Funds) and are incurred indirectly by the Portfolio as a result of its investments in Underlying Funds. The Total Annual Portfolio Operating Expenses will not correlate to the Portfolio’s ratio of expenses to net assets included in the Portfolio’s Financial Highlights, which do not reflect indirect expenses. Actual “Acquired Fund Fees and Expenses” incurred by the Portfolio may vary with changes in the Portfolio’s investments.

(4)	The Investment Adviser has voluntarily agreed to waive a portion of its management fees, as shown on page 14. Also set forth are the distribution (12b-1) fees, other expenses, underlying fund expenses and total annual portfolio operating expenses that are actually incurred by the Portfolio as a result of the contractual and voluntary expense reimbursements discussed in footnote 2. The Investment Adviser’s voluntary fee waivers and NTI’s voluntary reimbursements, as Administrator, may be modified, terminated or implemented at any time at the option of NTI. When this occurs, “Total Annual Portfolio Operating Expenses” may increase (or decrease) without shareholder approval.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
Investment Management Fee (for Asset Allocation)(1)	Distribution (12b-1) Fees	Service Agent Fees	Transfer Agency Fees	Other Operating Expenses	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Portfolio Operating Expenses(4)

0.25%	None	None	0.01%	0.51%	0.52%	0.36%	1.13%
0.25%	None	0.15%	0.10%	0.51%	0.76%	0.36%	1.37%
0.25%	None	0.25%	0.15%	0.51%	0.91%	0.36%	1.52%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	13	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND VOLUNTARY AND CONTRACTUAL REIMBURSEMENTS (see footnote 4 on page 12)
Portfolio	Investment Management Fee (for Asset Allocation)	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Portfolio Operating Expenses
GLOBAL TACTICAL ASSET ALLOCATION
Class A	0.15%	None	0.10%	0.36%	0.61%
Class C	0.15%	None	0.34%	0.36%	0.85%
Class D	0.15%	None	0.49%	0.36%	1.00%

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. In addition, the estimated Acquired Fund Fees and Expenses of 0.36% are included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
GLOBAL TACTICAL ASSET ALLOCATION
Class A	$115	$359	$622	$1,375
Class C	$139	$434	$750	$1,646
Class D	$155	$480	$829	$1,813

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”), a subsidiary of TNTC, serves as the Investment Adviser of the Portfolio. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

ADVISORY FEES (ASSET ALLOCATION FEES)

As compensation for asset allocation services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Portfolio’s respective average daily net assets). The table also reflects the advisory fee (after voluntary fee waivers) paid by the Portfolio for the fiscal year ended November 30, 2008.

A discussion regarding the Board of Trustees’ basis for approving the Portfolio’s Advisory Agreement is available in the Portfolio’s semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2008(1)
GLOBAL TACTICAL ASSET ALLOCATION	0.25%	0.29%

(1)	During the fiscal year ended November 30, 2008, the Portfolio paid the Investment Adviser 0.50% of average daily net assets for part of the year before the Portfolio changed its investment strategy to an asset allocation strategy and reduced its investment advisory fee. The advisory fee paid to the Investment Adviser beginning April 1, 2008 was 0.15% of average daily net assets.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT

The manager for the Portfolio is Peter J. Flood, Senior Vice President of Northern Trust. Mr. Flood has been manager since April 1, 2008. Mr. Flood joined Northern Trust in 1979. Mr. Flood heads Northern Trust Global Investment’s fixed-income strategy group. Previously, he managed fixed-income portfolio and research teams and was senior portfolio manager for various fixed-income products.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Portfolio is available in the Additional Statement.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	17	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for the Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolio. TNTC also performs certain administrative services for the Portfolio pursuant to a sub-administration agreement with NTI. The fees that NTI receives for its services are described under “Portfolio Fees and Expenses” and in the Additional Statement. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolio.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolio. For such services, TNTC receives a percentage of securities lending revenue generated for the Portfolio. In addition, cash collateral received by the Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolio and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Portfolio may or may not receive specific notice of such additional services and fees.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PURCHASING AND SELLING SHARES

PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may purchase shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts, and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

The Portfolio currently offers a choice of three classes of shares to meet the special needs of institutional investors (“Institutions”).

CLASS A SHARES are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

CLASS C SHARES are designed for Institutions that require the Transfer Agent and a Service Organization (as defined on page 25) to provide certain account-related services incident to Customers being the beneficial owners of shares.

CLASS D SHARES are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.

Different shareholder service agent and transfer agency fees are payable by each class of shares (see “Portfolio Fees and Expenses” on page 12). In addition, any person entitled to receive compensation for servicing shares of the Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

OPENING AN ACCOUNT

You may purchase shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the “Opening An Account” section of this Prospectus.

For your convenience, there are a number of ways to invest directly in the Portfolio:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person

■	Your account number

■	The name of the Portfolio

■	The number of shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each share class of the Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 24.

Investments of the Portfolio for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Portfolio if an event occurs after the publication of market values normally used by the Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Portfolio are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

The Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Portfolio provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Portfolio, provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of the Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolio from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 24.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Portfolio.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the Portfolio.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 24.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum investment applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Portfolio during a calendar quarter. A “round trip” is a redemption or exchange out of the Portfolio followed by a purchase or exchange into the Portfolio. The Trust is authorized to permit more than two “round trips” in the Portfolio during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by the Portfolio.

As described below it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in the Portfolio through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, Northern Institutional Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Institutional Funds reviews on a regular and periodic basis available information relating to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Institutional Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Institutional Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Institutional Funds may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Portfolio. Northern Institutional Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Institutional Funds will apply the criteria in a manner that, in Northern Institutional Funds’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolio with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolio. While Northern Trust may monitor share turnover at the omnibus account level, the Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolio and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, Northern Institutional Funds may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary’s Customers. Financial intermediaries may also monitor their Customers’ trading activities in the Northern Institutional Funds. Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. Northern Institutional Funds may rely on these financial intermediaries’ excessive trading policies in lieu of applying Northern Institutional Funds’ policies. The financial intermediaries’ excessive trading policies may differ from Northern Institutional Funds’ policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Northern Institutional Funds.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a completed Northern Institutional Funds Certification Form, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Portfolio will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolio reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolio may, for any Business Day, decide to change the time as of which the Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northerninstitutionalfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolio. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

Agreements with the Trust (“Service Organizations”). These agreements are permitted under the Trust’s Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

These support services may include:

■	processing purchase, exchange and redemption requests from investors;

■	placing net purchase and redemption orders with the Transfer Agent;

■	providing necessary personnel and facilities to establish and maintain investor accounts and records; and

■	providing information periodically to investors showing their positions in Portfolio shares.

For their services, Service Organizations may receive fees from the Portfolio at an annual rate of up to 0.15% and 0.25% of the average daily NAV of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolio available to their Customers, and may allow the Portfolio greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing shares of the Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in the Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolio on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolio, or its duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Portfolio’s holdings, current as of calendar quarter-end, will be available on the Portfolio’s Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the period. The Portfolio will also publish its top ten holdings on its Web site current as of month end, no earlier than ten (10) calendar days after the end of the month. The information posted to the Web site is the percentage of the Portfolio’s holdings in the Underlying Funds. This information will remain available on the Web site at least until the Portfolio files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolio may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation.

Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE PORTFOLIO WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another investment portfolio in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another portfolio in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a portfolio in the Trust in which you maintain an account.

The following table summarizes the general distribution policies for the Portfolio. The Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.

Portfolio	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
GLOBAL TACTICAL ASSET ALLOCATION	Quarterly	Annually

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in the Portfolio. The discussions of the federal tax consequences in this Prospectus and the Additional Statement are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term gain capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. This lower rate of taxation for “qualifying dividends” is also currently scheduled to expire after 2010. For taxable years beginning after December 31, 2010, “qualifying dividends” will be taxed at ordinary income rates.

A portion of distributions paid by the Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from the Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Portfolio in October, November or December and paid in January are taxed as though they were paid on December 31.

You should note that if you buy shares of the Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another investment portfolio in the Trust is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a disposition of Portfolio shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

shares of the Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

FOREIGN TAXES. The Underlying Funds may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. In general, these foreign taxes will reduce the taxable income of the Portfolio, but will not be passed through to you as potential foreign tax credits.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, in the case of distributions attributable to the Portfolio’s taxable years ending on or before November 30, 2010, net short-term capital gains, of the Portfolio. The exemption may not apply, however, if the investment in the Portfolio is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Portfolio’s taxable years ending on or before November 30, 2010, Portfolio distributions attributable to and properly designated by the Portfolio as U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Portfolio’s taxable years beginning after November 30, 2010, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Portfolio shares unless the investment in the Portfolio is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolio could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolio. More tax information relating to the Portfolio is also provided in the Additional Statement.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIO’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARY. It also explores various other investment securities and techniques that the investment management team may use. The Portfolio and the Underlying Funds in which it invests may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolio and the Underlying Funds in which it invests may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio’s and the Underlying Funds’ investment objectives and strategies.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE. The investment objective of the Portfolio may not be changed without shareholder approval.

INVESTING IN THE UNDERLYING FUNDS. The Portfolio’s investments are primarily concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Portfolio and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

INVESTMENTS OF THE UNDERLYING FUNDS. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. The Portfolio may invest in various Underlying Funds that seek to track certain equity and fixed-income indices. Investments in index funds will subject the Portfolio to tracking risk, which is the risk that the index funds’ performance will not track the performance of its respective index. The Portfolio may also invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Portfolio may also invest in Underlying Funds that invest in mid- and small-capitalization stocks, which may be riskier than investing in larger, more established companies. The Portfolio’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. The Underlying Funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio later than expected). The Portfolio may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. The risks of the Underlying Funds’ investments and the Portfolio to the extent the Portfolio invested in those investments directly are discussed in more detail below.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans which may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment- grade or equivalent unrated loans.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Portfolio or an Underlying Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolio or an Underlying Fund may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Portfolio or an Underlying Fund invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Portfolio. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Portfolio or an Underlying Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Portfolio.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

COMMODITY-LINKED SECURITIES. The Underlying Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors.

SPECIAL RISKS. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

DERIVATIVES. The Underlying Funds may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including CMOs and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”). The Portfolio is also permitted to invest in derivatives but does not currently intend to do so.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that an Underlying Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Portfolio or an Underlying Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Portfolio or an Underlying Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Portfolio or an Underlying Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Portfolio or an Underlying Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SPECIAL RISKS. Foreign securities involve special risks and costs, including the creditworthiness of issuers. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, an Underlying Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to an Underlying Fund.

While the Underlying Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by an Underlying Fund are usually valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing an Underlying Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that an Underlying Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Underlying Funds may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the investment adviser to the Underlying Fund determines that the security is comparable in quality to a security that has been rated investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Underlying Fund and may be in default.

MATURITY RISK. Certain of the Underlying Funds will maintain the dollar-weighted average maturity of their portfolios within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Underlying Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

NON-INVESTMENT GRADE SECURITIES. Certain of the Underlying Funds invest in non-investment grade securities. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the investment adviser to an Underlying Fund.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation will be uncertain. An Underlying Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on an investment adviser’s credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. Certain of the investment advisers to the Underlying Funds may not consider portfolio turnover rate a limiting factor in making investment decisions for the Underlying Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce both an Underlying Fund’s return and the Portfolio’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Portfolio’s historical portfolio turnover rates.

TRACKING RISK. Certain of the Underlying Funds seek to track the performance of their respective benchmark indices.

SPECIAL RISKS. Underlying Funds that track indices are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent an Underlying Fund from achieving its investment objective.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio and Underlying Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio or Underlying Fund subject to the Portfolio’s or Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Portfolio may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio or an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Portfolio’s or Underlying Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Portfolio or an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Portfolio or an Underlying Fund will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio or an Underlying Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, an Underlying Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Underlying Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

SPECIAL RISKS. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, an Underlying Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, an Underlying Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Certain Underlying Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Certain of the Underlying Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. They may also enter into such contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of an Underlying Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by an Underlying Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate an Underlying Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When an Underlying Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When an Underlying Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

Certain of the Underlying Funds may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Underlying Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Portfolio and each Underlying Fund may invest up to 15% (10% if a money market Underlying Fund) of its net assets in securities that are illiquid. The Portfolio and each Underlying Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser to the Portfolio and the investment advisers to the Underlying Funds determine, under guidelines approved by the respective Boards, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio or Underlying Fund. The practice of investing in Rule 144A Securities could increase the level of the Portfolio’s or Underlying Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Portfolio or the Underlying Funds that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INITIAL PUBLIC OFFERINGS (“IPO”). An IPO is a company’s first offering of stock to the public. Certain of the Underlying Funds may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, the Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund and may lead to increased expenses to the Underling Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Underlying Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires an Underlying Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Underlying Fund for a set time period.

Certain of the Underlying Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the investment adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate an Underlying Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Certain of the Underlying Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, an Underlying Fund may not be able to terminate its obligations when desired. In addition, if an Underlying Fund is obligated to pay the return under the terms of a total rate of return swap,

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	37	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

Underlying Fund losses due to unanticipated market movements potentially are unlimited. An Underlying Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the future (generally within 30 days). The Underlying Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, certain Underlying Funds may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

Certain Underlying Funds may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. An Underlying Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by an Underlying Fund are “secured” if the Underlying Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Certain Underlying Funds will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the investment adviser to the Underlying Funds. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Certain Underlying Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. An Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by an Underlying Fund or the Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	38	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

Each Underlying Fund and the Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to the Underlying Funds or the Portfolio. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement generally will not occur more than one year after an Underlying Fund or the Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, an Underlying Fund or the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Underlying Fund’s or the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, an Underlying Fund or the Portfolio could suffer additional losses if a court determines that the Underlying Fund’s or the Portfolio’s interest in the collateral is unenforceable by the Underlying Fund or the Portfolio.

With respect to collateral received in repurchase transactions or other investments, an Underlying Fund or the Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Underlying Fund or the Portfolio, including minimizing the value of any collateral.

SECURITIES LENDING. In order to generate additional income, the Portfolio may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolio will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of the Portfolio’s total assets (including the loan collateral). Any cash collateral received by the Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Portfolio’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. The Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Portfolio’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Portfolio’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Portfolio’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short. Certain Underlying Funds may make short sales against-the-box.

SPECIAL RISKS. If an Underlying Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Underlying Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

STRIPPED SECURITIES. Certain of the Underlying Funds may invest in stripped securities. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by an Underlying Fund and adversely affect an Underlying Fund’s total return.

STRUCTURED SECURITIES. The value of structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an Underlying Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Portfolio temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. The Portfolio also may make temporary investments in longer-term debt obligations and preferred stocks.

INVESTMENT STRATEGY. The Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Portfolio also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit the Portfolio’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Portfolio to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. The Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Portfolio also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	40	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

Certain of the Underlying Funds may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent an Underlying Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is the possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where an Underlying Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Certain of the Underlying Funds may invest in variable and floating rate instruments to the extent consistent with their investment objectives and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when an Underlying Fund is not entitled to exercise its demand rights. As a result, an Underlying Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time. Certain Underlying Funds may invest in warrants and similar rights. They also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Certain of the Underlying Funds may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although an Underlying Fund generally would purchase securities in these transactions with the intention of acquiring the securities, it may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.

These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Certain Underlying Funds may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. An Underlying Fund’s investment in zero coupon, pay-in-kind and capital appreciation bonds may require the Underlying Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS

On April 1, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to that date represents performance of the Portfolio’s prior balanced fund strategy.

Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request and without charge.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS A
Selected per share data	2008(3)		2007(3)	2006	2005	2004(3)
Net Asset Value, Beginning of Year	$12.56		$12.61	$12.63	$12.11	$11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.30	0.28	0.23	0.19
Net realized and unrealized gains (losses)	(2.74)		0.42	0.52	0.62	0.41
Total from Investment Operations	(2.52)		0.72	0.80	0.85	0.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.34)	(0.27)	(0.23)	(0.19)
From net realized gains	(2.01)		(0.43)	(0.55)	(0.10)	—
Total Distributions Paid	(2.23)		(0.77)	(0.82)	(0.33)	(0.19)
Net Asset Value, End of Year	$7.81		$12.56	$12.61	$12.63	$12.11
Total Return(2)	(23.97)%		5.88%	6.74%	7.14%	5.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$17,426		$61,967	$125,172	$130,166	$128,318
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.37	%(4)(5)	0.61%	0.61%	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	0.77	%(4)(5)	0.82%	0.79%	0.78%	0.78%
Net investment income, net of waivers, reimbursements and credits	2.25%		2.38%	2.23%	1.90%	1.63%
Net investment income, before waivers, reimbursements and credits	1.85%		2.17%	2.05%	1.73%	1.46%
Portfolio Turnover Rate	398.83%		147.04%	200.30%	119.58%	133.25%

	CLASS C
Selected per share data	2008(3)		2007(3)	2006	2005	2004(3)
Net Asset Value, Beginning of Year	$12.56		$12.61	$12.63	$12.11	$11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.27	0.25	0.21	0.17
Net realized and unrealized gains (losses)	(2.73)		0.42	0.52	0.61	0.40
Total from Investment Operations	(2.54)		0.69	0.77	0.82	0.57
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.31)	(0.24)	(0.20)	(0.16)
From net realized gains	(2.01)		(0.43)	(0.55)	(0.10)	—
Total Distributions Paid	(2.21)		(0.74)	(0.79)	(0.30)	(0.16)
Net Asset Value, End of Year	$7.81		$12.56	$12.61	$12.63	$12.11
Total Return(2)	(24.14)%		5.63%	6.57%	6.80%	4.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,287		$5,023	$4,306	$4,518	$4,987
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.61	%(4)(5)	0.85%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	1.01	%(4)(5)	1.06%	1.03%	1.02%	1.02%
Net investment income, net of waivers, reimbursements and credits	2.01%		2.14%	1.99%	1.66%	1.39%
Net investment income, before waivers, reimbursements and credits	1.61%		1.93%	1.81%	1.49%	1.22%
Portfolio Turnover Rate	398.83%		147.04%	200.30%	119.58%	133.25%

(1)	Formerly known as the Balanced Portfolio.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the Underlying Funds.

(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	44	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS D
Selected per share data	2008(3)		2007(3)	2006	2005	2004(3)
Net Asset Value, Beginning of Year	$12.47		$12.52	$12.54	$12.03	$11.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.25	0.23	0.20	0.15
Net realized and unrealized gains (losses)	(2.75)		0.41	0.53	0.59	0.40
Total from Investment Operations	(2.57)		0.66	0.76	0.79	0.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)		(0.28)	(0.23)	(0.18)	(0.14)
From net realized gains	(2.01)		(0.43)	(0.55)	(0.10)	—
Total Distributions Paid	(2.19)		(0.71)	(0.78)	(0.28)	(0.14)
Net Asset Value, End of Year	$7.71		$12.47	$12.52	$12.54	$12.03
Total Return(2)	(24.58)%		5.47%	6.38%	6.65%	4.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$45		$109	$254	$254	$486
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.76	%(4)(5)	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.16	%(4)(5)	1.21%	1.18%	1.17%	1.17%
Net investment income, net of waivers, reimbursements and credits	1.86%		1.99%	1.84%	1.51%	1.24%
Net investment income, before waivers, reimbursements and credits	1.46%		1.78%	1.66%	1.34%	1.07%
Portfolio Turnover Rate	398.83%		147.04%	200.30%	119.58%	133.25%

(1)	Formerly known as the Balanced Portfolio.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the Underlying Funds.

(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	45	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	46	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

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NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	47	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolio and its policies also is available in the Portfolio’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolio’s annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolio’s documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	48	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

NORTHERN INSTITUTIONAL FUNDS

BOND PORTFOLIO

CORE BOND PORTFOLIO

U.S. TREASURY INDEX PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

SHORT BOND PORTFOLIO

U.S. GOVERNMENT SECURITIES PORTFOLIO

Prospectus dated April 1, 2009

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 10 High Street, Suite 302, Boston, MA 02110. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.

4	FIXED INCOME PORTFOLIOS

	4	BOND PORTFOLIO

	5	CORE BOND PORTFOLIO

	6	U.S. TREASURY INDEX PORTFOLIO

	7	INTERMEDIATE BOND PORTFOLIO

	8	SHORT BOND PORTFOLIO

	9	U.S. GOVERNMENT SECURITIES PORTFOLIO

10	PRINCIPAL INVESTMENT RISKS

13	PORTFOLIO PERFORMANCE

	14	BOND PORTFOLIO

	15	CORE BOND PORTFOLIO

	16	U.S. TREASURY INDEX PORTFOLIO

	17	INTERMEDIATE BOND PORTFOLIO

	18	SHORT BOND PORTFOLIO

	19	U.S. GOVERNMENT SECURITIES PORTFOLIO

20	BROAD-BASED SECURITIES MARKET INDICES

22	PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

26	INVESTMENT ADVISER

27	ADVISORY FEES

28	PORTFOLIO MANAGEMENT

29	OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

30	PURCHASING AND SELLING SHARES

	30	PURCHASING SHARES

	30	OPENING AN ACCOUNT

	31	SELLING SHARES

32	ACCOUNT POLICIES AND OTHER INFORMATION

	32	PURCHASE AND REDEMPTION MINIMUMS

	32	CALCULATING SHARE PRICE

	32	TIMING OF PURCHASE REQUESTS

	32	MISCELLANEOUS PURCHASE INFORMATION

	33	TIMING OF REDEMPTION AND EXCHANGE REQUESTS

	33	PAYMENT OF REDEMPTION PROCEEDS

	33	MISCELLANEOUS REDEMPTION INFORMATION

	33	EXCHANGE PRIVILEGES

	33	POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES

	34	IN-KIND PURCHASES AND REDEMPTIONS

	34	TELEPHONE TRANSACTIONS

	35	MAKING CHANGES TO YOUR ACCOUNT INFORMATION

	35	BUSINESS DAY

	35	GOOD ORDER

	35	CUSTOMER IDENTIFICATION PROGRAM

	35	EARLY CLOSINGS

	35	EMERGENCY OR UNUSUAL EVENTS

	35	FINANCIAL INTERMEDIARIES

	36	PORTFOLIO HOLDINGS

	36	SHAREHOLDER COMMUNICATIONS

38	DIVIDENDS AND DISTRIBUTIONS

39	TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

41	RISKS, SECURITIES AND TECHNIQUES

	41	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	44	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	52	DISCLAIMERS

53	FINANCIAL INFORMATION

	54	FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

64	ANNUAL/SEMIANNUAL REPORTS

64	STATEMENT OF ADDITIONAL INFORMATION

FIXED INCOME PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the portfolio or portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes six fixed income portfolios (the “Portfolios”) currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers other investment portfolios, including asset allocation, equity, equity index and money market portfolios, which are described in separate prospectuses.

In addition to the instruments described on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading “Risks, Securities and Techniques” in this Prospectus beginning on page 41 and in the Statement of Additional Information (“Additional Statement”).

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

PORTFOLIOS

BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

The Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade (commonly referred to as “junk bonds”).

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, counterparty failure, temporary investment, credit (or default), currency, country, foreign regulatory, financial services sector, high-yield, emerging markets and portfolio turnover risks. See page 10 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41 of this Prospectus.

FIXED INCOME PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

The Portfolio invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by an NRSRO or determined by the Investment Adviser to be of comparable quality. The Portfolio also may invest to a limited extent in U.S. dollar denominated investment grade obligations of foreign issuers.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks.

The Portfolio’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, counterparty failure, temporary investment, credit (or default), currency, country, foreign regulatory, financial services sector and portfolio turnover risks. See page 10 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the performance of the Barclays Capital U.S. Treasury Index (the “Barclays Capital Index”).

The Barclays Capital Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of December 31, 2008, the duration of the Barclays Capital Index was 5.53 years.

Barclays Capital, Inc. (“Barclays Capital”) does not endorse any of the securities in the Barclays Capital Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Barclays Capital Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Barclays Capital Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Barclays Capital Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Barclays Capital Index has none), returns are likely to be below those of the Barclays Capital Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Barclays Capital Index within a 0.95 correlation coefficient.

In seeking to achieve its investment objective, the Portfolio may make investments in structured securities, futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, counterparty failure, temporary investment, U.S. government securities and tracking risks. See page 10 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41 of this Prospectus.

FIXED INCOME PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations of foreign issuers and in junk bonds.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, counterparty failure, temporary investment, credit (or default), currency, country, foreign regulatory, financial services sector, high-yield and portfolio turnover risks. See page 10 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations of foreign issuers and in junk bonds.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio’s dollar-weighted average maturity, under normal circumstances, will range between one and three years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, counterparty failure, temporary investment, credit (or default), currency, country, foreign regulatory, financial services sector, high-yield and portfolio turnover risks. See page 10 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41 of this Prospectus.

FIXED INCOME PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities, or sponsored enterprises and repurchase agreements relating to such securities. These may include:

■	U.S. Treasury bills, notes and bonds;

■

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;

■	Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

■	Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises; and

■	Repurchase agreements relating to the above instruments.

The Portfolio also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, asset-backed and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio’s dollar-weighted average maturity, under normal circumstances, will range between one and five years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes. The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Obligations issued by U.S. government-sponsored entities are neither issued nor guaranteed by the U.S. Treasury and therefore are not backed by the full faith and credit of the United States.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

RISKS. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, counterparty failure, temporary investment, portfolio turnover and U.S. government securities risks. See page 10 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of a Portfolio’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, ANY OTHER GOVERNMENT AGENCY OR NORTHERN TRUST.

The following summarizes the principal risks that apply to the Portfolios.

RISKS THAT APPLY TO ALL PORTFOLIOS

MARKET RISK is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Portfolio’s NAV in response to market movements, and over longer periods during market downturns.

During 2008, U.S. and international markets experienced extraordinary volatility, substantially lower valuations, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this Prospectus may be heightened. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolios.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell securities of companies, including small and mid-sized companies, due to low trading volume; unusual market conditions; an unusually high volume of redemption requests; or other reasons. Recent events have caused the markets for some portfolio securities to experience lower valuations and reduced liquidity. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Portfolio would like. A Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

DERIVATIVES RISK is the risk that loss may result from a Portfolio’s investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Portfolios may use derivatives to enhance returns or hedge against market declines. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed-income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from a Portfolio’s investments in structured securities, which are considered to be derivative instruments because their value is based on changes in specific securities, indices or similar financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. Structured securities also may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Portfolio’s net asset value (“NAV”). In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio’s income, total return and share price.

FIXED INCOME PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations. The Portfolios intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

TEMPORARY INVESTMENT RISK is the risk that each Portfolio may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of a Portfolio to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

RISKS THAT APPLY PRIMARILY TO THE BOND, CORE BOND, INTERMEDIATE BOND AND SHORT BOND PORTFOLIOS

CREDIT (OR DEFAULT) RISK is the risk that a U.S. or foreign issuer or guarantor of a security, or a counterparty to a transaction, may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed-income securities are generally believed to have relatively low degrees of credit risk.

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. Because a Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of a Portfolio’s holdings appreciates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid than domestic securities. Investment of more than 25% of a Portfolio’s total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

FINANCIAL SERVICES SECTOR RISK is the risk that an economic downturn or other market event could have a significant negative effect on issuers in the financial services sector. A Portfolio may focus its investments in this sector, which increases the risk of your investment. With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

RISK THAT APPLIES PRIMARILY TO THE BOND, INTERMEDIATE BOND AND SHORT BOND PORTFOLIOS

HIGH-YIELD RISK may impact the value of non-investment grade fixed-income and convertible securities held by a Portfolio. Generally, these securities, sometimes known as junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected return from non-investment grade fixed-income and convertible securities and that its share price may be adversely affected by declines in the value of these securities.

RISK THAT APPLIES PRIMARILY TO THE BOND PORTFOLIO

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	11	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

RISK THAT APPLIES PRIMARILY TO THE BOND, CORE BOND, INTERMEDIATE BOND, SHORT BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios exceeded 100%. Additional information on the Portfolios’ portfolio turnover is provided in “Financial Highlights” beginning on page 54 of this Prospectus and in the Additional Statement.

RISK THAT APPLIES PRIMARILY TO THE U.S. TREASURY INDEX AND U.S. GOVERNMENT SECURITIES PORTFOLIOS

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

RISK THAT APPLIES TO THE U.S. TREASURY INDEX PORTFOLIO

TRACKING RISK is the risk that a Portfolio’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

More information about the Portfolios’ investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 41. You should carefully consider the risks discussed in this section and in “Risks, Securities and Techniques” before investing in a Portfolio.

FIXED INCOME PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

PORTFOLIO PERFORMANCE

EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES—CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO’S CLASS A SHARES FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO’S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 20.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, a Portfolio’s performance would have been reduced.

Class C Shares and Class D Shares of a Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception will also differ according to the inception date for each class. As of the date of this Prospectus, no Class C Shares of the Intermediate Bond, Short Bond and U.S. Government Securities Portfolios were outstanding.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	13	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2008	Q2	2004
4.34%		(2.43)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A Return before taxes	1/11/93	4.57%	4.40%	5.03%	6.33%
Return after taxes on distributions		3.15%	2.65%	2.92%	3.87%
Return after taxes on distributions and sale of portfolio shares		2.94%	2.72%	2.99%	3.88%
Barclays Capital U.S. Aggregate Index*		5.24%	4.65%	5.63%	6.40%
Class C Return before taxes	7/3/95	4.31%	4.13%	4.77%	6.11%
Barclays Capital U.S. Aggregate Index*		5.24%	4.65%	5.63%	6.26%
Class D Return before taxes	9/14/94	4.28%	4.03%	4.61%	5.95%
Barclays Capital U.S. Aggregate Index*		5.24%	4.65%	5.63%	6.61%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers U.S. Aggregate Index was renamed the Barclays Capital U.S. Aggregate Index.

FIXED INCOME PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q3	2002	Q2	2004
4.33%		(2.61)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Class A Return before taxes	3/29/01	4.03%	3.90%	4.62%
Return after taxes on distributions		2.53%	2.28%	2.81%
Return after taxes on distributions and sale of portfolio shares		2.59%	2.38%	2.85%
Barclays Capital U.S. Aggregate Index*		5.24%	4.65%	5.52%
Class C Return before taxes	3/29/01	3.89%	3.64%	4.40%
Barclays Capital U.S. Aggregate Index*		5.24%	4.65%	5.52%
Class D Return before taxes	3/29/01	3.66%	3.54%	4.33%
Barclays Capital U.S. Aggregate Index*		5.24%	4.65%	5.52%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers U.S. Aggregate Index was renamed the Barclays Capital U.S. Aggregate Index.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2008	Q2	2004
8.80%		(3.24)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A Return before taxes	1/11/93	13.79%	6.19%	6.05%	6.64%
Return after taxes on distributions		12.43%	4.77%	5.07%	5.98%
Return after taxes on distributions and sale of portfolio shares		8.90%	4.44%	4.92%	5.83%
Barclays Capital U.S. Treasury Index*		13.74%	6.35%	6.27%	6.83%
Class C Return before taxes	10/6/98	13.52%	5.96%	5.83%	6.47%
Barclays Capital U.S. Treasury Index*		13.74%	6.35%	6.27%	6.09%
Class D Return before taxes	11/16/94	13.26%	5.72%	5.61%	6.26%
Barclays Capital U.S. Treasury Index*		13.74%	6.35%	6.27%	7.33%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers U.S. Treasury Index was renamed the Barclays Capital U.S. Treasury Index.

FIXED INCOME PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2008	Q2	2004
4.85%		(2.57)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A Return before taxes	8/1/97	4.75%	3.74%	4.77%	4.97%
Return after taxes on distributions		3.48%	2.22%	2.99%	3.10%
Return after taxes on distributions and sale of portfolio shares		3.06%	2.29%	2.98%	3.09%
Barclays Capital Intermediate U.S. Government/Credit Index*		5.08%	4.21%	5.43%	5.74%
Class D Return before taxes	10/2/98	1.89%	2.82%	4.12%	4.38%
Barclays Capital Intermediate U.S. Government/Credit Index*		5.08%	4.21%	5.43%	5.32%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers Intermediate U.S. Government/Credit Index was renamed the Barclays Capital Intermediate U.S. Government/Credit Index.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	17	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q3	2001	Q2	2004
3.55%		(1.69)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A Return before taxes	1/11/93	3.12%	3.19%	4.16%	4.98%
Return after taxes on distributions		2.06%	1.85%	2.30%	2.84%
Return after taxes on distributions and sale of portfolio shares		2.01%	1.93%	2.39%	2.91%
Barclays Capital 1-3 Year U.S. Government/Credit Index*		4.97%	3.81%	4.79%	5.22%
Class D Return before taxes	9/14/94	2.67%	2.78%	3.75%	4.61%
Barclays Capital 1-3 Year U.S. Government/Credit Index*		4.97%	3.81%	4.79%	5.39%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers 1-3 Year U.S. Government/Credit Index was renamed the Barclays Capital 1-3 Year U.S. Government/Credit Index.

FIXED INCOME PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO

CALENDAR YEAR TOTAL RETURN (CLASS A)

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2008	Q2	2004
4.98%		(1.74)%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A Return before taxes	4/5/93	8.69%	4.31%	5.01%	5.22%
Return after taxes on distributions		7.61%	3.01%	3.30%	3.31%
Return after taxes on distributions and sale of portfolio shares		5.61%	2.90%	3.25%	3.27%
Barclays Capital 1-5 Year U.S. Government Index*		8.41%	4.61%	5.24%	5.51%
Class D Return before taxes	9/15/94	8.18%	3.90%	4.60%	4.84%
Barclays Capital 1-5 Year U.S. Government Index*		8.41%	4.61%	5.24%	5.81%

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

*	The Index figures do not reflect any fees, expenses or taxes. On November 3, 2008, the Lehman Brothers 1-5 Year U.S. Government Index was renamed the Barclays Capital 1-5 Year U.S. Government Index.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BROAD-BASED SECURITIES MARKET INDICES

THE BARCLAYS CAPITAL U.S. AGGREGATE INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed-income securities with remaining maturities of one year and longer.

THE BARCLAYS CAPITAL INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

THE BARCLAYS CAPITAL U.S. TREASURY INDEX is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

THE BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

THE BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT INDEX is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

FIXED INCOME PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	21	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder service agent and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company (“TNTC”), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 30). (For more information, please see “Account Policies and Other Information – Financial Intermediaries” on page 35.)

SHAREHOLDER FEES (fees paid directly from your investment)
Portfolio	Maximum Sales Charge (Load) Imposed on Purchases	Additional Transactional Fees (as a percentage of amount invested)	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed on Reinvested Distributions	Redemption Fees	Exchange Fees
BOND
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None
CORE BOND
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None
U.S. TREASURY INDEX
Class A	None	None	None	None	None	None
Class C	None	None	None	None	None	None
Class D	None	None	None	None	None	None
INTERMEDIATE BOND
Class A	None	None	None	None	None	None
Class C*	None	None	None	None	None	None
Class D	None	None	None	None	None	None
SHORT BOND
Class A	None	None	None	None	None	None
Class C*	None	None	None	None	None	None
Class D	None	None	None	None	None	None
U.S. GOVERNMENT SECURITIES
Class A	None	None	None	None	None	None
Class C*	None	None	None	None	None	None
Class D	None	None	None	None	None	None

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

FOOTNOTES

(1)	“Other Expenses” are comprised of three sub-categories: “Service Agent Fees,” “Transfer Agency Fees” and “Other Operating Expenses.” “Other Operating Expenses” include administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Administrator is entitled to an administration fee from the Portfolios at an annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of each Portfolio’s average daily net assets.

(2)	The Investment Adviser has voluntarily agreed to waive a portion of its management fees, as shown on page 24. Also set forth are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios as a result of the contractual expense reimbursements discussed in footnote 1. The Investment Adviser’s voluntary fee waivers may be modified, terminated or implemented at any time at the option of the Investment Adviser to the Portfolios. When this occurs, “Total Annual Portfolio Operating Expenses” may increase (or decrease) without shareholder approval.

FIXED INCOME PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
Management Fees	Distribution (12b-1) Fees	Service Agent Fees	Transfer Agency Fees	Other Operating Expenses	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

0.40%	None	None	0.01%	0.14%	0.15%	0.55%
0.40%	None	0.15%	0.10%	0.14%	0.39%	0.79%
0.40%	None	0.25%	0.15%	0.14%	0.54%	0.94%

0.40%	None	None	0.01%	0.16%	0.17%	0.57%
0.40%	None	0.15%	0.10%	0.16%	0.41%	0.81%
0.40%	None	0.25%	0.15%	0.16%	0.56%	0.96%

0.30%	None	None	0.01%	0.16%	0.17%	0.47%
0.30%	None	0.15%	0.10%	0.16%	0.41%	0.71%
0.30%	None	0.25%	0.15%	0.16%	0.56%	0.86%

0.40%	None	None	0.01%	0.40%	0.41%	0.81%
0.40%	None	0.15%	0.10%	0.40%	0.65%	1.05%
0.40%	None	0.25%	0.15%	0.40%	0.80%	1.20%

0.40%	None	None	0.01%	0.17%	0.18%	0.58%
0.40%	None	0.15%	0.10%	0.17%	0.42%	0.82%
0.40%	None	0.25%	0.15%	0.17%	0.57%	0.97%

0.40%	None	None	0.01%	0.24%	0.25%	0.65%
0.40%	None	0.15%	0.10%	0.24%	0.49%	0.89%
0.40%	None	0.25%	0.15%	0.24%	0.64%	1.04%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	23	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND CONTRACTUAL REIMBURSEMENTS (see footnote 2 on page 22)
Portfolio	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
BOND
Class A	0.25%	None	0.11%	0.36%
Class C	0.25%	None	0.35%	0.60%
Class D	0.25%	None	0.50%	0.75%
CORE BOND
Class A	0.25%	None	0.11%	0.36%
Class C	0.25%	None	0.35%	0.60%
Class D	0.25%	None	0.50%	0.75%
U.S. TREASURY INDEX
Class A	0.15%	None	0.11%	0.26%
Class C	0.15%	None	0.35%	0.50%
Class D	0.15%	None	0.50%	0.65%
INTERMEDIATE BOND
Class A	0.25%	None	0.11%	0.36%
Class C*	0.25%	None	0.35%	0.60%
Class D	0.25%	None	0.50%	0.75%
SHORT BOND
Class A	0.25%	None	0.11%	0.36%
Class C*	0.25%	None	0.35%	0.60%
Class D	0.25%	None	0.50%	0.75%
U.S. GOVERNMENT SECURITIES
Class A	0.25%	None	0.11%	0.36%
Class C*	0.25%	None	0.35%	0.60%
Class D	0.25%	None	0.50%	0.75%

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

FIXED INCOME PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
BOND
Class A	$56	$176	$307	$689
Class C	$81	$252	$439	$978
Class D	$96	$300	$520	$1,155
CORE BOND
Class A	$58	$183	$318	$714
Class C	$83	$259	$450	$1,002
Class D	$98	$306	$531	$1,178
U.S. TREASURY INDEX
Class A	$48	$151	$263	$591
Class C	$73	$227	$395	$883
Class D	$88	$274	$477	$1,061
INTERMEDIATE BOND
Class A	$83	$259	$450	$1,002
Class C*	$107	$334	$579	$1,283
Class D	$122	$381	$660	$1,455
SHORT BOND
Class A	$59	$186	$324	$726
Class C*	$84	$262	$455	$1,014
Class D	$99	$309	$536	$1,190
U.S. GOVERNMENT SECURITIES
Class A	$66	$208	$362	$810
Class C*	$91	$284	$493	$1,096
Class D	$106	$331	$574	$1,271

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	25	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”), a subsidiary of TNTC, serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

FIXED INCOME PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2008.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waivers in the future at its discretion.

A discussion regarding the Board of Trustees’ basis for approving the Portfolios’ Advisory Agreement is available in the Portfolios’ semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2008
BOND	0.40%	0.25%
CORE BOND	0.40%	0.25%
U.S. TREASURY INDEX	0.30%	0.15%
INTERMEDIATE BOND	0.40%	0.25%
SHORT BOND	0.40%	0.25%
U.S. GOVERNMENT SECURITIES	0.40%	0.25%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	27	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

PORTFOLIO MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE PORTFOLIOS.

Unless otherwise provided below, for any Portfolio with more than one manager, each manager has full and joint responsibility for managing the Portfolio with no restrictions or limitations on such manager’s role.

The manager for the Bond, Core Bond, Intermediate Bond and the Short Bond Portfolios is Colin A. Robertson, Senior Vice President of Northern Trust. Mr. Robertson has been manager for the Bond, Core Bond and Intermediate Bond Portfolios since November 2003 and has been manager for the Short Bond Portfolio since September 2002. Mr. Robertson joined Northern Trust in 1999 and manages various fixed-income portfolios.

The manager for the U.S. Government Securities and the U.S. Treasury Index Portfolios is Daniel J. Personette, Vice President of Northern Trust. Mr. Personette has been manager for the U.S. Government Securities Portfolio since November 2006 and has been manager for the U.S. Treasury Index Portfolio since May 2002. Mr. Personette joined Northern Trust in 1996 and for the past five years has managed various fixed-income portfolios.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios is available in the Additional Statement.

FIXED INCOME PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolios. TNTC also performs certain administrative services for the Portfolios pursuant to a sub-administration agreement with NTI. The fees that NTI receives for its services are described under “Portfolio Fees and Expenses” and in the Additional Statement. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolios.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC receives a percentage of securities lending revenue generated for each of the lending Portfolios. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	29	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

PURCHASING AND SELLING SHARES

PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts, and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

The Portfolios are authorized to offer a choice of three classes of shares to meet the special needs of institutional investors (“Institutions”).

CLASS A SHARES are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

CLASS C SHARES are designed for Institutions that require the Transfer Agent and a Service Organization (as defined on page 36) to provide certain account-related services incident to Customers being the beneficial owners of shares.

CLASS D SHARES are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.

Different shareholder service agent and transfer agency fees are payable by each class of shares (see “Portfolio Fees and Expenses” on page 22). In addition, any person entitled to receive compensation for servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

OPENING AN ACCOUNT

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the “Opening An Account” section of this Prospectus.

For your convenience, there are a number of ways to invest directly in the Portfolios:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

FIXED INCOME PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person

■	Your account number

■	The name of the Portfolio

■	The number of shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	31	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. Portfolio shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 35.

Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Portfolio are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Portfolio(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Portfolio(s), provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolios from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

FIXED INCOME PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 35.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Portfolio(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Portfolio(s).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 35.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum investment applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Portfolio. In making this

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	33	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Portfolio during a calendar quarter. A “round trip” is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. The Trust is authorized to permit more than two “round trips” in a Portfolio during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Portfolio.

Pursuant to the policy adopted by the Board of Trustees, Northern Institutional Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Institutional Funds reviews on a regular and periodic basis available information relating to the trading activity in the Portfolios in order to assess the likelihood that a Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Institutional Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Institutional Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Institutional Funds may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Portfolio. Northern Institutional Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Institutional Funds will apply the criteria in a manner that, in Northern Institutional Funds’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolios. While Northern Trust may monitor share turnover at the omnibus account level, a Portfolio’s ability to monitor and detect market timing by shareholders in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, Northern Institutional Funds may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary’s Customers. Financial intermediaries may also monitor their Customers’ trading activities in the Northern Institutional Funds. Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. Northern Institutional Funds may rely on these financial intermediaries’ excessive trading policies in lieu of applying Northern Institutional Funds’ policies. The financial intermediaries’ excessive trading policies may differ from Northern Institutional Funds’ policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Northern Institutional Funds.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent

FIXED INCOME PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a completed Northern Institutional Funds Certification Form, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Exchange is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Portfolio’s closing time and credit will be given on the next Business Day. The Board of Trustees of the Portfolios may also, for any Business Day, decide to change the time as of which a Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northerninstitutionalfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

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Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust (“Service Organizations”). These agreements are permitted under the Trust’s Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

These support services may include:

■	processing purchase, exchange and redemption requests from investors;

■	placing net purchase and redemption orders with the Transfer Agent;

■	providing necessary personnel and facilities to establish and maintain investor accounts and records; and

■	providing information periodically to investors showing their positions in Portfolio shares.

For their services, Service Organizations may receive fees from the Portfolios at an annual rate of up to 0.15% and 0.25% of the average daily NAV of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser, (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolios available to their Customers, and may allow the Portfolios greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing shares of a Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A complete schedule of each Portfolio’s holdings, current as of calendar quarter-end, except for the U.S. Treasury Index Portfolio, which will be current as of month-end, will be available on the Portfolios’ Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.

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Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another investment portfolio in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another portfolio in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a portfolio in the Trust in which you maintain an account.

The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.

Portfolio	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
BOND	Monthly	Annually
CORE BOND	Monthly	Annually
U.S. TREASURY INDEX	Monthly	Annually
INTERMEDIATE BOND	Monthly	Annually
SHORT BOND	Monthly	Annually
U.S. GOVERNMENT SECURITIES	Monthly	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. The discussions of the federal tax consequences in this Prospectus and the Additional Statement are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term gain capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

The Portfolios will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolios do not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income or that will qualify for the dividends-received deduction for corporations.

Distributions from each Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid on December 31.

You should note that if you buy shares of a Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another investment portfolio in the Trust is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a disposition of Portfolio shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Portfolios will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, in the case of distributions attributable to each Portfolio’s taxable years ending on or before November 30, 2010, net short-term capital gains, of the Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a trade or business of

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the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable years ending on or before November 30, 2010, Portfolio distributions attributable to and properly designated by a Portfolio as U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Portfolios’ taxable years beginning after November 30, 2010, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Portfolio shares unless the investment in the Portfolio is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolios on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolios could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More tax information relating to the Portfolios is also provided in the Additional Statement.

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RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO. It also explores various other investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios’ investment objectives and strategies.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. The investment objectives of the Core Bond Portfolio and Intermediate Bond Portfolio may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

DERIVATIVES. The Portfolios may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivatives include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including collateralized mortgage obligations (“CMOs”) and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Portfolio will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Portfolio to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Portfolio to realize losses on offsetting or terminated derivative contracts or special transactions.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global

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Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Bond, Intermediate Bond and Short Bond Portfolios may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments. The Core Bond Portfolio may invest up to 25% of its total assets in the U.S. dollar denominated securities of foreign issuers. The U.S. Government Securities Portfolio may make limited investments (but in no event more than 20% of its net assets) in supranational obligations.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

While the Portfolios’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios’ respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU

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countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.

INTEREST RATES. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Portfolio as a whole, to exhibit less sensitivity to changes in interest rates.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by Standard & Poor’s Rating Services (“S&P”);

■	Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Portfolios may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Portfolios generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The Bond, Intermediate Bond and Short Bond Portfolios may invest up to 20% of their total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market

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FIXED INCOME PORTFOLIOS

for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.

MATURITY RISK. Each Portfolio normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Portfolios’ historical portfolio turnover rates.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Portfolio may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TRACKING RISK. The U.S. Treasury Index Portfolio seeks to track the performance of its benchmark index.

INVESTMENT STRATEGY. Under normal market conditions, NTI expects that the quarterly performance of the U.S. Treasury Index Portfolio, before expenses, will track the performance of its benchmark, the Barclays Capital Index, within a 0.95 correlation coefficient.

SPECIAL RISKS. The U.S. Treasury Index Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Portfolio from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, CMOs and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans which may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and

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other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.

INVESTMENT STRATEGY. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The Bond, Core Bond, Intermediate Bond, and Short Bond Portfolios may purchase these and other types of asset-backed securities. The Bond, Core Bond, Intermediate Bond and Short Bond Portfolios may also invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Portfolio.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Portfolio could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolios may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Portfolios invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Portfolios. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Portfolios may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Portfolios.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the

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Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the NAV of the Portfolios’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Bond, Core Bond, Intermediate Bond and Short Bond Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities held by a Portfolio.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest a portion of their assets in custodial receipts. Investments by the U.S. Treasury Index and U.S. Government Securities Portfolios in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Portfolios’ net assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. The Bond, Intermediate Bond and Short Bond Portfolios may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. The Bond, Intermediate Bond and Short Bond Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward

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currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Bond, Core Bond, Intermediate Bond and Short Bond Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency – they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

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INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other exchange-traded funds (“ETFs”). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds for which the Investment Adviser or any of its affiliates serve as investment advisers.

INVESTMENT STRATEGY. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price

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received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Bond, Core Bond, Intermediate Bond and Short Bond Portfolio, may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the

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underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

SECURITIES LENDING. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Portfolio’s total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders of a Portfolio that is taxable at the state level may increase as a result of such Portfolio’s securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio’s total return.

TEMPORARY INVESTMENTS. The Portfolios temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the U.S. Treasury Index Portfolio, a Portfolio also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Portfolio’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Portfolio to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

FIXED INCOME PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and, with the exception of the U.S. Treasury Index Portfolio, also may invest in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is the possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	51	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Barclays Capital, nor does Barclays Capital guarantee the accuracy and/or completeness of the Barclays Capital Index or any data included therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the Barclays Capital Index or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Barclays Capital Index or any data included therein.

FIXED INCOME PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS.

Certain information reflects the financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report, which is available upon request and without charge. As of November 30, 2008, no Class C Shares of the Intermediate Bond, Short Bond and U.S. Government Securities Portfolios were outstanding.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	53	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO	CLASS A
Selected per share data	2008(3)	2007(3)	2006(3)	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$19.66	$19.82	$19.57	$20.14	$20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81	1.02	0.97	0.97	0.92
Net realized and unrealized gains (losses)	(0.51)	(0.15)	0.28	(0.52)	0.07
Total from Investment Operations	0.30	0.87	1.25	0.45	0.99
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.82)	(1.03)	(1.00)	(1.02)	(0.99)
Total Distributions Paid	(0.82)	(1.03)	(1.00)	(1.02)	(0.99)
Net Asset Value, End of Year	$19.14	$19.66	$19.82	$19.57	$20.14
Total Return(2)	1.77%	4.47%	6.61%	2.24%	5.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$269,001	$280,428	$255,271	$303,091	$369,729
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	4.15%	5.22%	4.99%	4.84%	4.55%
Net investment income, before waivers, reimbursements and credits	3.96%	5.03%	4.80%	4.65%	4.36%
Portfolio Turnover Rate	570.64%	604.49%	680.00%	328.83%	163.71%

	CLASS C
Selected per share data	2008(3)	2007(3)	2006(3)	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$19.65	$19.81	$19.56	$20.14	$20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.77	0.98	0.91	0.93	0.84
Net realized and unrealized gains (losses)	(0.52)	(0.17)	0.30	(0.56)	0.10
Total from Investment Operations	0.25	0.81	1.21	0.37	0.94
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.77)	(0.97)	(0.96)	(0.95)	(0.94)
Total Distributions Paid	(0.77)	(0.97)	(0.96)	(0.95)	(0.94)
Net Asset Value, End of Year	$19.13	$19.65	$19.81	$19.56	$20.14
Total Return(2)	1.58%	4.22%	6.37%	1.85%	4.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$208	$338	$201	$106	$3,772
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income, net of waivers, reimbursements and credits	3.91%	4.98%	4.75%	4.60%	4.31%
Net investment income, before waivers, reimbursements and credits	3.72%	4.79%	4.56%	4.41%	4.12%
Portfolio Turnover Rate	570.64%	604.49%	680.00%	328.83%	163.71%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

FIXED INCOME PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO	CLASS D
Selected per share data	2008(3)	2007(3)	2006(3)	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$19.64	$19.79	$19.53	$20.10	$20.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.73	0.95	0.90	0.89	0.81
Net realized and unrealized gains (losses)	(0.49)	(0.17)	0.28	(0.52)	0.10
Total from Investment Operations	0.24	0.78	1.18	0.37	0.91
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.74)	(0.93)	(0.92)	(0.94)	(0.91)
Total Distributions Paid	(0.74)	(0.93)	(0.92)	(0.94)	(0.91)
Net Asset Value, End of Year	$19.14	$19.64	$19.79	$19.53	$20.10
Total Return(2)	1.48%	4.07%	6.24%	1.84%	4.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$87	$106	$136	$258	$365
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income, net of waivers, reimbursements and credits	3.76%	4.83%	4.60%	4.45%	4.16%
Net investment income, before waivers, reimbursements and credits	3.57%	4.64%	4.41%	4.26%	3.97%
Portfolio Turnover Rate	570.64%	604.49%	680.00%	328.83%	163.71%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	55	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

CORE BOND PORTFOLIO	CLASS A
Selected per share data	2008	2007		2006	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$9.79	$9.93		$9.83	$10.05	$10.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41	0.49		0.47	0.41	0.40
Net realized and unrealized gains (losses)	(0.31)	(0.13)		0.10	(0.20)	0.02
Total from Investment Operations	0.10	0.36		0.57	0.21	0.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.41)	(0.50)		(0.47)	(0.42)	(0.41)
From net realized gains	—	—		—	(0.01)	—
Total Distributions Paid	(0.41)	(0.50)		(0.47)	(0.43)	(0.41)
Net Asset Value, End of Year	$9.48	$9.79		$9.93	$9.83	$10.05
Total Return(1)	1.02%	3.76%		6.02%	2.15%	4.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$174,556	$207,592		$196,669	$156,072	$123,408
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36	%(2)	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.57%	0.57%		0.57%	0.58%	0.59%
Net investment income, net of waivers, reimbursements and credits	4.19%	5.07%		4.81%	4.14%	3.93%
Net investment income, before waivers, reimbursements and credits	3.98%	4.86%		4.60%	3.92%	3.70%
Portfolio Turnover Rate	681.34%	716.62%		817.80%	339.65%	150.99%

	CLASS C
Selected per share data	2008	2007		2006	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$9.76	$9.87		$9.78	$10.01	$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.47		0.45	0.40	0.38
Net realized and unrealized gains (losses)	(0.30)	(0.14)		0.09	(0.21)	—
Total from Investment Operations	0.09	0.33		0.54	0.19	0.38
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)	(0.44)		(0.45)	(0.41)	(0.40)
From net realized gains	—	—		—	(0.01)	—
Total Distributions Paid	(0.37)	(0.44)		(0.45)	(0.42)	(0.40)
Net Asset Value, End of Year	$9.48	$9.76		$9.87	$9.78	$10.01
Total Return(1)	0.90%	3.48%		5.75%	1.88%	3.91%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$1		$1	$1	$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60	%(2)	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.81%	0.81%		0.81%	0.82%	0.83%
Net investment income, net of waivers, reimbursements and credits	3.95%	4.83%		4.57%	3.90%	3.69%
Net investment income, before waivers, reimbursements and credits	3.74%	4.62%		4.36%	3.68%	3.46%
Portfolio Turnover Rate	681.34%	716.62%		817.80%	339.65%	150.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

FIXED INCOME PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

CORE BOND PORTFOLIO	CLASS D
Selected per share data	2008	2007		2006	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$9.84	$9.95		$9.85	$10.06	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.45		0.45	0.40	0.38
Net realized and unrealized gains (losses)	(0.30)	(0.13)		0.09	(0.21)	—
Total from Investment Operations	0.06	0.32		0.54	0.19	0.38
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.43)		(0.44)	(0.39)	(0.38)
From net realized gains	—	—		—	(0.01)	—
Total Distributions Paid	(0.36)	(0.43)		(0.44)	(0.40)	(0.38)
Net Asset Value, End of Year	$9.54	$9.84		$9.95	$9.85	$10.06
Total Return(1)	0.57%	3.35%		5.70%	1.93%	3.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$1		$1	$1	$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75	%(2)	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.96%	0.96%		0.96%	0.97%	0.98%
Net investment income, net of waivers, reimbursements and credits	3.80%	4.68%		4.42%	3.75%	3.54%
Net investment income, before waivers, reimbursements and credits	3.59%	4.47%		4.21%	3.53%	3.31%
Portfolio Turnover Rate	681.34%	716.62%		817.80%	339.65%	150.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average nets assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	57	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

U.S. TREASURY INDEX PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006(2)	2005	2004
Net Asset Value, Beginning of Year	$21.79	$21.07	$20.99	$21.27	$21.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.79	0.88	0.89	0.80	0.76
Net realized and unrealized gains (losses)	1.35	0.72	0.08	(0.25)	(0.07)
Total from Investment Operations	2.14	1.60	0.97	0.55	0.69
LESS DISTRIBUTIONS PAID:
From net investment income	(0.78)	(0.88)	(0.89)	(0.80)	(0.76)
From net realized gains	—	—	—	(0.03)	(0.27)
Total Distributions Paid	(0.78)	(0.88)	(0.89)	(0.83)	(1.03)
Net Asset Value, End of Year	$23.15	$21.79	$21.07	$20.99	$21.27
Total Return(1)	10.10%	7.83%	4.78%	2.60%	3.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$216,204	$129,448	$47,481	$49,372	$41,638
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.47%	0.55%	0.57%	0.57%	0.56%
Net investment income, net of waivers, reimbursements and credits	3.57%	4.37%	4.27%	3.81%	3.47%
Net investment income, before waivers, reimbursements and credits	3.36%	4.08%	3.96%	3.50%	3.17%
Portfolio Turnover Rate	33.07%	36.29%	39.97%	61.26%	45.64%

	CLASS C
Selected per share data	2008(2)	2007	2006(2)	2005	2004
Net Asset Value, Beginning of Year	$21.80	$21.07	$20.98	$21.26	$21.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.74	0.87	0.84	0.75	0.69
Net realized and unrealized gains (losses)	1.36	0.68	0.09	(0.25)	(0.06)
Total from Investment Operations	2.10	1.55	0.93	0.50	0.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.73)	(0.82)	(0.84)	(0.75)	(0.70)
From net realized gains	—	—	—	(0.03)	(0.27)
Total Distributions Paid	(0.73)	(0.82)	(0.84)	(0.78)	(0.97)
Net Asset Value, End of Year	$23.17	$21.80	$21.07	$20.98	$21.26
Total Return(1)	9.85%	7.61%	4.58%	2.35%	2.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$3,318	$1,679	$1,191	$1,458	$1,450
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before waivers, reimbursements and credits	0.71%	0.79%	0.81%	0.81%	0.80%
Net investment income, net of waivers, reimbursements and credits	3.33%	4.13%	4.03%	3.57%	3.23%
Net investment income, before waivers, reimbursements and credits	3.12%	3.84%	3.72%	3.26%	2.93%
Portfolio Turnover Rate	33.07%	36.29%	39.97%	61.26%	45.64%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

FIXED INCOME PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO	CLASS D
Selected per share data	2008(2)	2007	2006(2)	2005	2004
Net Asset Value, Beginning of Year	$21.72	$20.99	$20.96	$21.24	$21.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.77	0.81	0.80	0.72	0.65
Net realized and unrealized gains (losses)	1.27	0.70	0.04	(0.25)	(0.06)
Total from Investment Operations	2.04	1.51	0.84	0.47	0.59
LESS DISTRIBUTIONS PAID:
From net investment income	(0.69)	(0.78)	(0.81)	(0.72)	(0.67)
From net realized gains	—	—	—	(0.03)	(0.27)
Total Distributions Paid	(0.69)	(0.78)	(0.81)	(0.75)	(0.94)
Net Asset Value, End of Year	$23.07	$21.72	$20.99	$20.96	$21.24
Total Return(1)	9.62%	7.45%	4.12%	2.20%	2.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$57	$1,186	$910	$2,087	$2,837
Ratio to average net assets of:(1)
Expenses, net of waivers, reimbursements and credits	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, before waivers, reimbursements and credits	0.86%	0.94%	0.96%	0.96%	0.95%
Net investment income, net of waivers, reimbursements and credits	3.18%	3.98%	3.88%	3.42%	3.08%
Net investment income, before waivers, reimbursements and credits	2.97%	3.69%	3.57%	3.11%	2.78%
Portfolio Turnover Rate	33.07%	36.29%	39.97%	61.26%	45.64%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	59	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERMEDIATE BOND PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.89	$20.07	$20.03	$20.48	$20.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.74	1.01	0.97	0.79	0.73
Net realized and unrealized gains (losses)	(0.34)	(0.17)	0.04	(0.45)	(0.05)
Total from Investment Operations	0.40	0.84	1.01	0.34	0.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.74)	(1.02)	(0.97)	(0.79)	(0.73)
Total Distributions Paid	(0.74)	(1.02)	(0.97)	(0.79)	(0.73)
Net Asset Value, End of Year	$19.55	$19.89	$20.07	$20.03	$20.48
Total Return(1)	2.17%	4.30%	5.19%	1.66%	3.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$25,801	$32,103	$31,123	$36,798	$33,215
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.81%	0.78%	0.77%	0.72%	0.70%
Net investment income, net of waivers, reimbursements and credits	3.77%	5.12%	4.85%	3.91%	3.48%
Net investment income, before waivers, reimbursements and credits	3.32%	4.70%	4.44%	3.55%	3.14%
Portfolio Turnover Rate	558.33%	371.48%	392.92%	297.81%	140.90%

	CLASS D
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.88	$20.06	$20.02	$20.47	$20.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81	0.95	0.89	0.72	0.65
Net realized and unrealized gains (losses)	(0.95)	(0.21)	0.04	(0.46)	(0.05)
Total from Investment Operations	(0.14)	0.74	0.93	0.26	0.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.62)	(0.92)	(0.89)	(0.71)	(0.65)
Total Distributions Paid	(0.62)	(0.92)	(0.89)	(0.71)	(0.65)
Net Asset Value, End of Year	$19.12	$19.88	$20.06	$20.02	$20.47
Total Return(1)	(0.57)%	3.79%	4.79%	1.27%	3.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4	$47	$80	$100	$118
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.20%	1.17%	1.16%	1.11%	1.09%
Net investment income, net of waivers, reimbursements and credits	3.38%	4.73%	4.46%	3.52%	3.09%
Net investment income, before waivers, reimbursements and credits	2.93%	4.31%	4.05%	3.16%	2.75%
Portfolio Turnover Rate	558.33%	371.48%	392.92%	297.81%	140.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

FIXED INCOME PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SHORT BOND PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$18.35	$18.33	$18.24	$18.68	$18.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.57	0.87	0.81	0.65	0.53
Net realized and unrealized gains (losses)	(0.23)	0.03	0.09	(0.44)	(0.14)
Total from Investment Operations	0.34	0.90	0.90	0.21	0.39
LESS DISTRIBUTIONS PAID:
From net investment income	(0.58)	(0.88)	(0.81)	(0.65)	(0.53)
Total Distributions Paid	(0.58)	(0.88)	(0.81)	(0.65)	(0.53)
Net Asset Value, End of Year	$18.11	$18.35	$18.33	$18.24	$18.68
Total Return(1)	1.86%	5.03%	5.05%	1.16%	2.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$115,874	$130,477	$174,851	$151,500	$178,519
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.58%	0.56%	0.57%	0.57%	0.56%
Net investment income, net of waivers, reimbursements and credits	3.13%	4.76%	4.49%	3.50%	2.85%
Net investment income, before waivers, reimbursements and credits	2.91%	4.56%	4.28%	3.29%	2.65%
Portfolio Turnover Rate	508.41%	168.98%	446.57%	271.88%	199.57%

	CLASS D
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$18.30	$18.27	$18.19	$18.62	$18.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.52	0.79	0.73	0.58	0.45
Net realized and unrealized gains (losses)	(0.26)	0.03	0.09	(0.43)	(0.13)
Total from Investment Operations	0.26	0.82	0.82	0.15	0.32
LESS DISTRIBUTIONS PAID:
From net investment income	(0.49)	(0.79)	(0.74)	(0.58)	(0.46)
Total Distributions Paid	(0.49)	(0.79)	(0.74)	(0.58)	(0.46)
Net Asset Value, End of Year	$18.07	$18.30	$18.27	$18.19	$18.62
Total Return(1)	1.47%	4.60%	4.61%	0.82%	1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$44	$327	$292	$246	$285
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.97%	0.95%	0.96%	0.96%	0.95%
Net investment income, net of waivers, reimbursements and credits	2.74%	4.37%	4.10%	3.11%	2.46%
Net investment income, before waivers, reimbursements and credits	2.52%	4.17%	3.89%	2.90%	2.26%
Portfolio Turnover Rate	508.41%	168.98%	446.57%	271.88%	199.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	61	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO	CLASS A
Selected per share data	2008	2007		2006		2005	2004(3)
Net Asset Value, Beginning of Year	$19.57	$19.48		$19.33		$19.78	$20.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60	0.89		0.84		0.64	0.48
Net realized and unrealized gains (losses)	0.77	0.10		0.16		(0.42)	(0.14)
Total from Investment Operations	1.37	0.99		1.00		0.22	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.60)	(0.90)		(0.85)		(0.67)	(0.50)
From net realized gains	—	—		—		—	(0.30)
Total Distributions Paid	(0.60)	(0.90)		(0.85)		(0.67)	(0.80)
Net Asset Value, End of Year	$20.34	$19.57		$19.48		$19.33	$19.78
Total Return(1)	7.15%	5.25%		5.31%		1.11%	1.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72,092	$67,176		$69,757		$76,622	$116,558
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36	%(2)	0.36	%(2)	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.65%	0.63%		0.63%		0.59%	0.58%
Net investment income, net of waivers, reimbursements and credits	2.99%	4.61%		4.35%		3.25%	2.39%
Net investment income, before waivers, reimbursements and credits	2.70%	4.34%		4.08%		3.02%	2.17%
Portfolio Turnover Rate	1,243.35%	1,322.04%		841.27%		226.32%	206.62%

	CLASS D
Selected per share data	2008	2007		2006		2005	2004(3)
Net Asset Value, Beginning of Year	$19.53	$19.41		$19.26		$19.71	$20.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.56	0.86		0.81		0.57	0.40
Net realized and unrealized gains (losses)	0.72	0.06		0.11		(0.43)	(0.14)
Total from Investment Operations	1.28	0.92		0.92		0.14	0.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.53)	(0.80)		(0.77)		(0.59)	(0.42)
From net realized gains	—	—		—		—	(0.30)
Total Distributions Paid	(0.53)	(0.80)		(0.77)		(0.59)	(0.72)
Net Asset Value, End of Year	$20.28	$19.53		$19.41		$19.26	$19.71
Total Return(1)	6.65%	4.90%		4.91%		0.71%	1.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$111	$143		$233		$438	$717
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75	%(2)	0.75	%(2)	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.04%	1.02%		1.02%		0.98%	0.97%
Net investment income, net of waivers, reimbursements and credits	2.60%	4.22%		3.96%		2.86%	2.00%
Net investment income, before waivers, reimbursements and credits	2.31%	3.95%		3.69%		2.63%	1.78%
Portfolio Turnover Rate	1,243.35%	1,322.04%		841.27%		226.32%	206.62%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes custodian credits of approximately $12,000 and $8,000, which represents 0.02% and 0.01% of average net assets for the fiscal years ended November 30, 2007 and November 30, 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

FIXED INCOME PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	63	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolios’ annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios’ documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
202-551-8090.

811-03605

FIXED INCOME PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

NORTHERN INSTITUTIONAL FUNDS

DIVERSIFIED ASSETS PORTFOLIO

GOVERNMENT PORTFOLIO

GOVERNMENT SELECT PORTFOLIO

TREASURY PORTFOLIO

TAX-EXEMPT PORTFOLIO

MUNICIPAL PORTFOLIO

Prospectus dated April 1, 2009

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in a Portfolio involves investment risks, including possible loss of principal.

Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 10 High Street, Suite 302, Boston, MA 02110. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.

5	PORTFOLIOS

	5	DIVERSIFIED ASSETS PORTFOLIO

	5	GOVERNMENT PORTFOLIO

	6	GOVERNMENT SELECT PORTFOLIO

	6	TREASURY PORTFOLIO

	7	TAX-EXEMPT PORTFOLIO

	8	MUNICIPAL PORTFOLIO

9	PRINCIPAL INVESTMENT RISKS

11	PORTFOLIO PERFORMANCE

	12	DIVERSIFIED ASSETS PORTFOLIO

	13	GOVERNMENT PORTFOLIO

	14	GOVERNMENT SELECT PORTFOLIO

	15	TAX-EXEMPT PORTFOLIO

	16	MUNICIPAL PORTFOLIO

17	PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

19	INVESTMENT ADVISER

20	ADVISORY FEES

21	OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

22	PURCHASING AND SELLING SHARES

	22	INVESTORS

	22	SHARE CLASSES

	22	OPENING AN ACCOUNT

	23	SELLING SHARES

24	ACCOUNT POLICIES AND OTHER INFORMATION

	24	PURCHASE AND REDEMPTION MINIMUMS

	24	CALCULATING SHARE PRICE

	24	TIMING OF PURCHASE REQUESTS

	24	IN-KIND PURCHASES AND REDEMPTIONS

	24	MISCELLANEOUS PURCHASE INFORMATION

	24	TIMING OF REDEMPTION AND EXCHANGE REQUESTS

	25	PAYMENT OF REDEMPTION PROCEEDS

	25	MISCELLANEOUS REDEMPTION INFORMATION

	25	EXCHANGE PRIVILEGES

	25	EXCESSIVE TRADING IN PORTFOLIO SHARES

	25	TELEPHONE TRANSACTIONS

	26	ADVANCE NOTIFICATION OF LARGE TRANSACTIONS

	26	MAKING CHANGES TO YOUR ACCOUNT INFORMATION

	26	BUSINESS DAY

	26	GOOD ORDER

	26	CUSTOMER IDENTIFICATION PROGRAM

	26	EARLY CLOSINGS

	26	EMERGENCY OR UNUSUAL EVENTS

	26	FINANCIAL INTERMEDIARIES

	27	PORTFOLIO HOLDINGS

	27	SHAREHOLDER COMMUNICATIONS

28	DISTRIBUTIONS AND TAX CONSIDERATIONS

	28	DISTRIBUTIONS

	28	TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

30	RISKS, SECURITIES AND TECHNIQUES

37	FINANCIAL INFORMATION

	38	FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

44	ANNUAL/SEMIANNUAL REPORTS

44	STATEMENT OF ADDITIONAL INFORMATION

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) OFFERS SIX MONEY MARKET PORTFOLIOS (EACH A “PORTFOLIO”) TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SERVICE SHARES AND PREMIER SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS. PREMIER SHARES ARE NOT CURRENTLY OFFERED TO INVESTORS.

The descriptions on the following pages may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. This Prospectus describes six money market portfolios currently offered by the Trust. The Trust also offers other investment portfolios, including additional money market portfolios and fixed-income, asset allocation, equity and equity index portfolios, which are described in separate prospectuses.

The Portfolios seek to maintain a stable net asset value (“NAV”) of $1.00 per share. Consistent with this policy, each of the Portfolios:

■	Limits its dollar-weighted average portfolio maturity to 90 days or less;

■	Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

■	Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to “Eligible Securities” as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called “First Tier Securities.” Under normal circumstances, the Diversified Assets, Government, Government Select and Treasury Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolios may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information (“Additional Statement”).

Each of the Portfolios, except for the Treasury Portfolio, participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolios at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00 (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, a Portfolio’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law to commence liquidation of that Portfolio. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a covered shareholder closes his or her account with the Portfolios or a broker-dealer or other intermediary, any future investment in the Portfolios will not be guaranteed. Guarantee payments

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

Each participating Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation is 0.015% of the NAV of the Government, Government Select, Tax-Exempt and Municipal Portfolios and 0.022% of the NAV of the Diversified Assets Portfolio, all as of September 19, 2008.

The Program terminates on April 30, 2009, but may be extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

Further information about the Program can be obtained at www.ustreas.gov. Any questions regarding the Portfolios’ participation in the Program should be addressed to Northern Institutional Funds at 800-637-1380.

In addition to the instruments described above and on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading “Risks, Securities and Techniques” in this Prospectus beginning on page 30 and in the Additional Statement.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

■	U.S. dollar-denominated obligations of U.S. banks (including obligations of foreign branches of such banks);

■	U.S. dollar-denominated obligations of foreign commercial banks;

■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

■	Corporate bonds, notes, paper and other instruments that are of high quality;

■	Asset-backed securities;

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

■	U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

■	Repurchase agreements relating to the above instruments; and

■	Municipal securities issued or guaranteed by state or local governmental bodies.

During extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets may be uninvested. In such cases, a portion of the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), structured securities, financial services sector and foreign securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.

During extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets may be uninvested. In such cases, a portion of the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, structured securities and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Under unusual circumstances, as when appropriate securities that are exempt from state taxes are unavailable, the Portfolio also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, structured securities and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

TREASURY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing primarily in U.S. Treasury securities, securities guaranteed as to principal and interest by the U.S. government, and related repurchase agreements.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in:

■	Short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury (“Treasury Obligations”);

■	Securities guaranteed as to principal and interest by the U.S. government (“Government Obligations”);

■	Repurchase agreements with counterparties collateralized fully by Treasury Obligations and Government Obligations; and

■

Shares of other money market portfolios of regulated investment companies that i) limit investments to U.S. Treasury Obligations, Government Obligations, and related repurchase agreements, and ii) determine NAVs based on Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

While the Portfolio expects to invest predominantly in the securities listed above, it may also invest in other Eligible Securities, as defined and discussed on page 3 of this Prospectus.

In addition, during extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such cases, the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management and liquidity risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio’s dividends may be subject to federal income tax for shareholders subject to AMT.

During temporary defensive periods all or any portion of the Portfolio’s assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), structured securities, project/industrial development bond, tax and municipal market volatility risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio’s dividends may be subject to federal income tax for shareholders subject to AMT. Although the Portfolio is not limited in the amount of its assets that may be invested in AMT obligations, the Portfolio does not currently intend to invest in AMT obligations.

During temporary defensive periods all or any portion of the Portfolio’s assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), structured securities, project/industrial development bond, tax and municipal market volatility risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30 of this Prospectus.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of a Portfolio, its yield and investment performance and the price of its shares.

AN INVESTMENT IN EACH OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, ANY OTHER GOVERNMENT AGENCY OR NORTHERN TRUST. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.

The following summarizes the principal risks that apply to the Portfolios.

RISKS THAT APPLY TO ALL PORTFOLIOS

STABLE NAV RISK is the risk that a Portfolio will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by a Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolios. Notwithstanding the preceding discussion, shareholders of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios will be guaranteed to receive $1.00 NAV for amounts that they held in the Portfolios as of September 19, 2008, subject to the terms of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (as discussed on page 3).

INTEREST RATE RISK is the risk that during periods of rising interest rates, a Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause a Portfolio’s investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value. Guarantees, letters of credit, insurance or other credit enhancements do not protect a Portfolio or its shareholders from losses caused by declines in a security’s market value. In addition, having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Portfolio.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations. The Portfolios intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Certain portfolio securities may be less liquid than

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

others, which may make them difficult or impossible to sell at the time and the price that a Portfolio would like. A Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

RISK THAT APPLIES PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed-income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS, GOVERNMENT, GOVERNMENT SELECT, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

STRUCTURED SECURITIES RISK is the risk that loss may result from a Portfolio’s investments in structured securities, which are considered to be derivative instruments because their value is based on changes in specific securities, indices or similar financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. Structured securities also may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Portfolio’s NAV. In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured security.

RISKS THAT APPLY TO THE DIVERSIFIED ASSETS PORTFOLIO

FINANCIAL SERVICES SECTOR RISK is the risk that an economic downturn or other market event could have a significant negative effect on issuers in the financial services sector. A Portfolio may focus its investments in this sector, which increases the risk of your investment. With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the volatile municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

More information about the Portfolios’ investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 30. You should carefully consider the risks discussed in this section and in “Risks, Securities and Techniques” before investing in a Portfolio.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

PORTFOLIO PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO’S SHARES FROM YEAR TO YEAR.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, a Portfolio’s performance would have been reduced.

The bar chart and performance table have been omitted for the Treasury Portfolio because the Portfolio has not been in operation for one full calendar year.

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MONEY MARKET PORTFOLIOS—SHARES

DIVERSIFIED ASSETS PORTFOLIO

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q3	2000	Q4	2008
1.62%		0.16%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Diversified Assets Portfolio	6/1/83	2.08%	3.18%	3.39%	5.26%

The 7-day yield for Shares of the Portfolio as of December 31, 2008: 0.36%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

GOVERNMENT PORTFOLIO

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q3	2000	Q1	2004
1.60%		0.18%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Government Portfolio	10/29/85	2.00%	3.11%	3.29%	4.71%

The 7-day yield for Shares of the Portfolio as of December 31, 2008: 0.63%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

GOVERNMENT SELECT PORTFOLIO

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2000	Q4	2008
1.61%		0.21%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Government Select Portfolio	11/7/90	1.99%	3.18%	3.36%	4.04%

The 7-day yield for Shares of the Portfolio as of December 31, 2008: 0.52%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

TAX-EXEMPT PORTFOLIO

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2000	Q3	2003
1.01%		0.16%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Tax-Exempt Portfolio	8/12/83	1.99%	2.30%	2.31%	3.44%

The 7-day yield for Shares of the Portfolio as of December 31, 2008: 1.05%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

MUNICIPAL PORTFOLIO

CALENDAR YEAR TOTAL RETURN

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q2	2000	Q3	2003
1.05%		0.19%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Municipal Portfolio	12/1/99	2.10%	2.44%	2.37%

The 7-day yield for Shares of the Portfolio as of December 31, 2008: 1.15%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company (“TNTC”), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 22). (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 26.)

	SHAREHOLDER FEES (fees paid directly from your investment)					ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
Portfolio	Maximum Sales Charge (Load) Imposed On Purchases	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed On Reinvested Distributions	Redemption Fees	Exchange Fees	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(4)
DIVERSIFIED ASSETS	None	None	None	None	None	0.25%	None	0.13%(2)	0.38%	(5)
GOVERNMENT	None	None	None	None	None	0.25%	None	0.13%(2)	0.38%	(5)
GOVERNMENT SELECT	None	None	None	None	None	0.20%	None	0.13%(2)	0.33%	(5)
TREASURY	None	None	None	None	None	0.20%	None	0.37%(3)	0.57%	(5)
TAX-EXEMPT	None	None	None	None	None	0.25%	None	0.13%(2)	0.38%	(5)
MUNICIPAL	None	None	None	None	None	0.20%	None	0.13%(2)	0.33%	(5)

FOOTNOTES

(1)	“Other Expenses” include administration fees and all other ordinary operating expenses of each Portfolio not listed above. The Administrator is entitled to an administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of each Portfolio’s average daily net assets. The Shares class has no service agent fees and a less than 0.01% annualized transfer agency fee, both of which are included in “Other Expenses.”

(2)	“Other Expenses” include expenses borne by the Portfolio for its participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds of 0.01% of the Portfolio’s average daily net assets.

(3)	“Other Expenses” of the Treasury Portfolio are estimated for the current fiscal year since the Portfolio commenced operations on November 5, 2008.
(4)	For certain Portfolios, the Investment Adviser has voluntarily agreed to waive a portion of its management fees and/or reimburse expenses, as shown on page 18. Also, set forth are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios, or expect to be incurred in the case of the Treasury Portfolio, as a result of the contractual expense reimbursements discussed in footnote 1. The Investment Adviser’s voluntary fee waivers and/or expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser to the Portfolios. When this occurs, “Total Annual Portfolio Operating Expenses” may increase (or decrease) without shareholder approval.

(5)	In order to avoid a negative yield, the Investment Adviser may reimburse expenses or waive advisory fees of a Portfolio. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that a Portfolio will be able to avoid a negative yield.

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MONEY MARKET PORTFOLIOS—SHARES

	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND VOLUNTARY AND CONTRACTUAL REIMBURSEMENTS (see footnote 4 on page 17)
Portfolio	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
DIVERSIFIED ASSETS	0.25%	None	0.11%	0.36%
GOVERNMENT	0.25%	None	0.11%	0.36%
GOVERNMENT SELECT	0.10%	None	0.11%	0.21%
TREASURY	0.10%	None	0.10%	0.20%
TAX-EXEMPT	0.25%	None	0.11%	0.36%
MUNICIPAL	0.10%	None	0.11%	0.21%

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
DIVERSIFIED ASSETS SHARES	$39	$122	$213	$480
GOVERNMENT SHARES	$39	$122	$213	$480
GOVERNMENT SELECT SHARES	$34	$106	$185	$418
TREASURY SHARES	$58	$183	N/A	N/A
TAX-EXEMPT SHARES	$39	$122	$213	$480
MUNICIPAL SHARES	$34	$106	$185	$418

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”) is a subsidiary of TNTC and serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2008.

The difference, if any, between the contractual advisory fee and the actual advisory fee paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waivers in the future at its discretion.

A discussion regarding the Board of Trustees’ basis for approving the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios’ Advisory Agreement is available in the Portfolios’ semiannual report to shareholders for the six-month period ending May 31. A discussion regarding the Board of Trustees’ basis for the initial approval of the Treasury Portfolio’s Advisory Agreement is available in the Portfolio’s annual report to shareholders for the twelve-month period ending November 30.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2008
DIVERSIFIED ASSETS	0.25%	0.25%
GOVERNMENT	0.25%	0.25%
GOVERNMENT SELECT	0.20%	0.10%
TREASURY	0.20%	0.00%
TAX-EXEMPT	0.25%	0.25%
MUNICIPAL	0.20%	0.10%

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolios. TNTC also performs certain administrative services for the Portfolios pursuant to a sub-administration agreement with NTI. The fees that NTI receives for its services are described under “Portfolio Fees and Expenses” and in the Additional Statement. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolios.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

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MONEY MARKET PORTFOLIOS—SHARES

PURCHASING AND SELLING SHARES

INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may invest in the shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors (“Institutions”) include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

SHARE CLASSES

Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in a separate prospectus.

■	Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

■	Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

■

Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers. Premier Shares are not currently offered to investors.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio’s Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio’s Service Shares is expected to be higher than the performance of the same Portfolio’s Premier Shares.

OPENING AN ACCOUNT

You may purchase shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust as described in the “Opening An Account” section of this Prospectus.

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of shares or dollar amount to be invested

■	The method of payment

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person

■	Your account number

■	The name of the Portfolio

■	The number of shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	23	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in one or more Portfolios. This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues and redeems shares at NAV. The NAV for each class of shares of a Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of the class. For each class of shares of the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, the NAV is calculated on each Business Day as of 1:00 p.m. Central time. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. Portfolio shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 26.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios, will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Portfolio(s), provided that one of the following occurs:

■

The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time with respect to the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Portfolio(s), provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolios from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■

Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” above.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 26.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Treasury, Tax-Exempt and Municipal

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios will be executed on the same day at that day’s closing share price for the applicable Portfolio(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Portfolio(s).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■	Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 26.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN PORTFOLIO SHARES. The Board of Trustees of the Trust has not adopted, on behalf of its Money Market Portfolios, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolios’ investments. Each Portfolio reserves the right to refuse a purchase order if management of the Portfolio determines that the purchase may not be in the best interests of the Portfolio.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	25	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

ADVANCE NOTIFICATION OF LARGE TRANSACTIONS. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a completed Northern Institutional Funds Certification Form, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Transfer Agent or the Exchange is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Portfolio’s closing time and credit will be given on the next Business Day. The Board of Trustees of the Portfolios may also, for any Business Day, decide to change the time as of which a Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northerninstitutionalfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolios available to their Customers, and may allow the Portfolios greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing shares of a Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio Shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Portfolio’s holdings, current as of calendar quarter-end will be available on the Portfolios’ Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.

Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	27	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

DISTRIBUTIONS AND TAX CONSIDERATIONS

DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio’s assets less estimated expenses. Each Portfolio’s net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. The discussions of the federal tax consequences in this Prospectus and the Additional Statement are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on a Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares.

The Portfolios generally will be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolios do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.

IRAS AND OTHER TAX-QUALIFIED PLANS. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.

TAX-EXEMPT PORTFOLIOS. The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as “exempt-interest dividends,” which are exempt from federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes. In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular federal income tax, may be subject to the AMT. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of their net investment income that are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the AMT, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Tax-Exempt and Municipal Portfolios because such investors are already tax-exempt. Non-U.S. shareholders similarly will not gain an additional benefit because currently they are generally exempt from tax on portfolio interest.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

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U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. For distributions attributable to each Portfolio’s taxable years ending on or before November 30, 2010, nonresident aliens, foreign corporations and other foreign investors in a Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to and properly designated by a Portfolio as U.S.-source interest income and capital gains of the Portfolio. The exemption may not apply, however, if the recipient’s investment in a Portfolio is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State taxes may apply to all or a portion of the exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolios could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More information about taxes is contained in the Additional Statement.

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RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO. It also explores various other investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios’ investment objectives and strategies.

INVESTMENT OBJECTIVES. The investment objective of the Municipal Portfolio may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are “Eligible Securities” as defined by the SEC. The Government Portfolio and Government Select Portfolio may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support, or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Portfolio could lose money if the issuer defaults. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolios may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk and liquidity risk.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of its total assets (including the amount borrowed). The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the

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interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the NAV of the Portfolios’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

CAPITAL SUPPORT AGREEMENT. On February 21, 2008, Northern Trust entered into a capital support agreement with the Diversified Assets Portfolio under which it agreed to make a capital contribution to the Portfolio equal to any loss caused by certain defaulted notes held by the Portfolio. The agreement expires upon the earlier of November 6, 2009, the disposal of the notes or payment of the maximum contribution amount.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may invest a portion of their assets in custodial receipts. Investments by the Government Portfolio in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Portfolio’s net assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. Each Portfolio may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments.

INVESTMENT STRATEGY. A Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio’s total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

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Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency – they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATES. A Portfolio’s yield will vary with changes in interest rates. In a rising interest rate environment, a Portfolio’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by a Portfolio with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies.

INVESTMENT STRATEGY. Investments by a Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

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Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Portfolio’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, when a substantial portion of a Portfolio’s assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Also, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Tax-Exempt and Municipal Portfolios may invest. Such disruptions to the financial markets may reduce the number of municipal instruments available for purchase by the

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Portfolios and could adversely affect the Portfolios’ shareholders by subjecting the income from the Portfolios to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal instruments held by the Tax-Exempt and Municipal Portfolios.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio’s investment performance.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Portfolio, except the Treasury Portfolio, may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TAXABLE INVESTMENTS. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

INVESTMENT STRATEGY. The Tax-Exempt and Municipal Portfolios each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term

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taxable instruments that are “Eligible Securities” as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments generally will be taxable to each Portfolio’s shareholders as ordinary income for federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.

TEMPORARY INVESTMENTS. For capital preservation and liquidity, each Portfolio may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of a Portfolio’s yield.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. Each Portfolio, except the Treasury Portfolio, may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios generally would

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purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

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FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO’S SHARES FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO’S OPERATION).

Certain information reflects the financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Shares of a Portfolio held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report, which is available upon request and without charge.

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FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SHARES
Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.05		0.03	0.01
Total from Investment Operations	0.02		0.05		0.05		0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.45	%(4)	5.07%		4.70%		2.78%	1.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$9,107,046		$14,850,516		$12,541,081		$10,608,494	$9,278,804
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.36	%(2)	0.35	%(3)	0.35	%(3)	0.35%	0.35%
Expenses, before reimbursements and credits	0.38%		0.37%		0.37%		0.37%	0.37%
Net investment income, net of reimbursements and credits	2.60%		4.96%		4.61%		2.75%	0.99%
Net investment income, before reimbursements and credits	2.58%		4.94%		4.59%		2.73%	0.97%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $1,026,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4)	Without the value of the capital support agreement, the total return would have been 2.19% for Shares.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.05		0.03		0.01
Total from Investment Operations	0.02		0.05		0.05		0.03		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.05)		(0.03)		(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.05)		(0.03)		(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	2.30%		4.93%		4.65%		2.74%		0.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,449,332		$2,944,139		$2,885,277		$2,768,848		$2,441,013
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.36	%(2)	0.35	%(3)	0.35	%(3)	0.35	%(3)	0.35%
Expenses, before reimbursements and credits	0.38%		0.37%		0.38%		0.37%		0.38%
Net investment income, net of reimbursements and credits	2.13%		4.87%		4.57%		2.74%		0.95%
Net investment income, before reimbursements and credits	2.11%		4.85%		4.54%		2.72%		0.92%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $622,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	39	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

FINANCIAL HIGHLIGHTS

GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.05		0.03	0.01
Total from Investment Operations	0.02		0.05		0.05		0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.31%		5.03%		4.72%		2.85%	1.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$15,486,752		$8,005,182		$4,713,406		$4,060,096	$4,220,463
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21	%(2)	0.20	%(3)	0.20	%(3)	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.33%		0.32%		0.32%		0.33%	0.32%
Net investment income, net of waivers, reimbursements and credits	2.13%		4.90%		4.64%		2.80%	1.04%
Net investment income, before waivers, reimbursements and credits	2.01%		4.78%		4.52%		2.67%	0.92%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $920,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

TREASURY PORTFOLIO	SHARES
Selected per share data	2008(3)
Net Asset Value, Beginning of Period	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—
Total from Investment Operations	—
LESS DISTRIBUTIONS PAID:
From net investment income	—
Total Distributions Paid	—
Net Asset Value, End of Period	$1.00
Total Return(1)	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$471,790
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.00%
Expenses, before waivers, reimbursements and credits	0.57%
Net investment income, net of waivers, reimbursements and credits	0.30%
Net investment loss, before waivers, reimbursements and credits	(0.27)%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	For the period November 5, 2008 (commencement of operations) through November 30, 2008. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	41	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

FINANCIAL HIGHLIGHTS

TAX-EXEMPT PORTFOLIO	SHARES
Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03	0.02	0.01
Total from Investment Operations	0.02		0.03	0.03	0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.18%		3.36%	3.11%	1.98%	0.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,112,129		$933,614	$549,349	$685,136	$616,369
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.36	%(2)	0.35%	0.35%	0.35%	0.35%
Expenses, before reimbursements and credits	0.38%		0.38%	0.38%	0.38%	0.38%
Net investment income, net of reimbursements and credits	2.14%		3.32%	3.00%	1.96%	0.86%
Net investment income, before reimbursements and credits	2.12%		3.29%	2.97%	1.93%	0.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $75,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS—SHARES

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03		0.02	0.01
Total from Investment Operations	0.02		0.03	0.03		0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(1)	2.29%		3.52%	3.24%		2.13%	1.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,877,332		$4,055,785	$2,454,129		$1,095,146	$1,237,629
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21	%(2)	0.20%	0.20	%(3)	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.33%		0.32%	0.32%		0.32%	0.33%
Net investment income, net of waivers, reimbursements and credits	2.24%		3.47%	3.23%		2.12%	1.03%
Net investment income, before waivers, reimbursements and credits	2.12%		3.35%	3.11%		2.00%	0.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $322,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	43	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS—SHARES

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolios’ annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios’ documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

NORTHERN INSTITUTIONAL FUNDS

DIVERSIFIED ASSETS PORTFOLIO

GOVERNMENT PORTFOLIO

GOVERNMENT SELECT PORTFOLIO

TREASURY PORTFOLIO

TAX-EXEMPT PORTFOLIO

MUNICIPAL PORTFOLIO

Prospectus dated April 1, 2009

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in a Portfolio involves investment risks including possible loss of principal.

Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 10 High Street, Suite 302, Boston, MA 02110. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.

5	PORTFOLIOS

	5	DIVERSIFIED ASSETS PORTFOLIO

	5	GOVERNMENT PORTFOLIO

	6	GOVERNMENT SELECT PORTFOLIO

	6	TREASURY PORTFOLIO

	7	TAX-EXEMPT PORTFOLIO

	8	MUNICIPAL PORTFOLIO

9	PRINCIPAL INVESTMENT RISKS

11	PORTFOLIO PERFORMANCE

	12	DIVERSIFIED ASSETS PORTFOLIO

	13	GOVERNMENT PORTFOLIO

	14	GOVERNMENT SELECT PORTFOLIO

	15	TAX-EXEMPT PORTFOLIO

	16	MUNICIPAL PORTFOLIO

18	PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

22	INVESTMENT ADVISER

23	ADVISORY FEES

24	OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

25	PURCHASING AND SELLING SERVICE SHARES AND PREMIER SHARES

	25	INVESTORS

	25	SHARE CLASSES

	25	OPENING AN ACCOUNT

	26	SELLING SERVICE SHARES AND PREMIER SHARES

27	ACCOUNT POLICIES AND OTHER INFORMATION

	27	PURCHASE AND REDEMPTION MINIMUMS

	27	CALCULATING SHARE PRICE

	27	TIMING OF PURCHASE REQUESTS

	27	IN-KIND PURCHASES AND REDEMPTIONS

	27	MISCELLANEOUS PURCHASE INFORMATION

	28	TIMING OF REDEMPTION AND EXCHANGE REQUESTS

	28	PAYMENT OF REDEMPTION PROCEEDS

	28	MISCELLANEOUS REDEMPTION INFORMATION

	28	EXCHANGE PRIVILEGES

	28	EXCESSIVE TRADING IN PORTFOLIO SHARES

	28	TELEPHONE TRANSACTIONS

	29	ADVANCE NOTIFICATION OF LARGE TRANSACTIONS

	29	MAKING CHANGES TO YOUR ACCOUNT INFORMATION

	29	BUSINESS DAY

	29	GOOD ORDER

	29	CUSTOMER IDENTIFICATION PROGRAM

	29	EARLY CLOSINGS

	29	EMERGENCY OR UNUSUAL EVENTS

	29	FINANCIAL INTERMEDIARIES

	30	PORTFOLIO HOLDINGS

	31	SHAREHOLDER COMMUNICATIONS

32	DISTRIBUTIONS AND TAX CONSIDERATIONS

	32	DISTRIBUTIONS

	32	TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

34	RISKS, SECURITIES AND TECHNIQUES

41	FINANCIAL INFORMATION

	42	FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

48	ANNUAL/SEMIANNUAL REPORTS

48	STATEMENT OF ADDITIONAL INFORMATION

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) OFFERS SIX MONEY MARKET PORTFOLIOS (EACH A “PORTFOLIO”) TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. PREMIER SHARES ARE NOT CURRENTLY OFFERED TO INVESTORS. SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.

The descriptions on the following pages may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. This Prospectus describes six money market portfolios currently offered by the Trust. The Trust also offers other investment portfolios, including additional money market portfolios and fixed-income, asset allocation, equity and equity index portfolios, which are described in separate prospectuses.

The Portfolios seek to maintain a stable net asset value (“NAV”) of $1.00 per share. Consistent with this policy, each of the Portfolios:

■	Limits its dollar-weighted average portfolio maturity to 90 days or less;

■	Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

■	Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to “Eligible Securities” as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called “First Tier Securities.” Under normal circumstances, the Diversified Assets, Government, Government Select and Treasury Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolios may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information (“Additional Statement”).

Each of the Portfolios, except for the Treasury Portfolio, participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolios at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00 (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, a Portfolio’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law to commence liquidation of that Portfolio. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a covered shareholder closes his or her account with the Portfolios or a broker-dealer or other intermediary, any future investment in the Portfolios will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

Each participating Portfolio will bear the expense of its participation in the Program without regard to any expense caps

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation is 0.015% of the NAV of the Government, Government Select, Tax-Exempt and Municipal Portfolios and 0.022% of the NAV of the Diversified Assets Portfolio, all as of September 19, 2008.

The Program terminates on April 30, 2009, but may be extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

Further information about the Program can be obtained at www.ustreas.gov. Any questions regarding the Portfolios’ participation in the Program should be addressed to Northern Institutional Funds at 800-637-1380.

In addition to the instruments described above and on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading “Risks, Securities and Techniques” in this Prospectus beginning on page 34 and in the Additional Statement.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

■	U.S. dollar-denominated obligations of U.S. banks (including obligations of foreign branches of such banks);

■	U.S. dollar-denominated obligations of foreign commercial banks;

■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

■	Corporate bonds, notes, paper and other instruments that are of high quality;

■	Asset-backed securities;

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

■	U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

■	Repurchase agreements relating to the above instruments; and

■	Municipal securities issued or guaranteed by state or local governmental bodies.

During extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets may be uninvested. In such cases, a portion of the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), structured securities, financial services sector and foreign securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34 of this Prospectus.

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.

During extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets may be uninvested. In such cases, a portion of the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, structured securities and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Under unusual circumstances, as when appropriate securities that are exempt from state taxes are unavailable, the Portfolio also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, structured securities and U.S. government securities risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34 of this Prospectus.

TREASURY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing primarily in U.S. Treasury securities, securities guaranteed as to principal and interest by the U.S. government, and related repurchase agreements.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in:

■	Short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury (“Treasury Obligations”);

■	Securities guaranteed as to principal and interest by the U.S. government (“Government Obligations”);

■	Repurchase agreements with counterparties collateralized fully by Treasury Obligations and Government Obligations; and

■

Shares of other money market portfolios of regulated investment companies that i) limit investments to U.S. Treasury Obligations, Government Obligations, and related repurchase agreements, and ii) determine NAVs based on Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

While the Portfolio expects to invest predominantly in the securities listed above, it may also invest in other Eligible Securities, as defined and discussed on page 3 of this Prospectus.

In addition, during extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such cases, the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management and liquidity risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34 of this Prospectus.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio’s dividends may be subject to federal income tax for shareholders subject to AMT.

During temporary defensive periods all or any portion of the Portfolio’s assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), structured securities, project/industrial development bond, tax and municipal market volatility risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34 of this Prospectus.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

■	Fixed, variable and floating rate notes and similar debt instruments;

■	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

■	Tax-exempt commercial paper;

■	Municipal bonds, notes, paper or other instruments; and

■	Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio’s dividends may be subject to federal income tax for shareholders subject to AMT. Although the Portfolio is not limited in the amount of its assets that may be invested in AMT obligations, the Portfolio does not currently intend to invest in AMT obligations.

During temporary defensive periods all or any portion of the Portfolio’s assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default), structured securities, project/industrial development bond, tax and municipal market volatility risks. See page 9 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34 of this Prospectus.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of a Portfolio, its yield and investment performance and the price of its shares.

AN INVESTMENT IN EACH OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, ANY OTHER GOVERNMENT AGENCY OR NORTHERN TRUST. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.

The following summarizes the principal risks that apply to the Portfolios.

RISKS THAT APPLY TO ALL PORTFOLIOS

STABLE NAV RISK is the risk that a Portfolio will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by a Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolios. Notwithstanding the preceding discussion, shareholders of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios will be guaranteed to receive $1.00 NAV for amounts that they held in the Portfolios as of September 19, 2008, subject to the terms of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (as discussed on page 3).

INTEREST RATE RISK is the risk that during periods of rising interest rates, a Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio’s yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause a Portfolio’s investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value. Guarantees, letters of credit, insurance or other credit enhancements do not protect a Portfolio or its shareholders from losses caused by declines in a security’s market value. In addition, having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Portfolio.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations. The Portfolios intend to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

unusually high volume of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Portfolio would like. A Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

RISK THAT APPLIES PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed-income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS, GOVERNMENT, GOVERNMENT SELECT, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

STRUCTURED SECURITIES RISK is the risk that loss may result from a Portfolio’s investments in structured securities, which are considered to be derivative instruments because their value is based on changes in specific securities, indices or similar financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. Structured securities also may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Portfolio’s NAV. In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured security.

RISKS THAT APPLY TO THE DIVERSIFIED ASSETS PORTFOLIO

FINANCIAL SERVICES SECTOR RISK is the risk that an economic downturn or other market event could have a significant negative effect on issuers in the financial services sector. A Portfolio may focus its investments in this sector, which increases the risk of your investment. With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the volatile municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

More information about the Portfolios’ investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 34. You should carefully consider the risks discussed in this section and in “Risks, Securities and Techniques” before investing in a Portfolio.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

PORTFOLIO PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO’S SERVICE SHARES FROM YEAR TO YEAR.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, a Portfolio’s performance would have been reduced.

There are no Premier Shares currently outstanding for the Diversified Assets, Government, Government Select, Tax-Exempt or Municipal Portfolios.* For this reason, the performance information shown below for these Portfolios is only for Service Shares. Service Shares, Premier Shares and Shares are all invested in the same portfolio of securities. IN REVIEWING THIS PERFORMANCE INFORMATION, HOWEVER, YOU SHOULD BE AWARE THAT SERVICE SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.25% AND A 0.01% ANNUALIZED TRANSFER AGENCY FEE, AND PREMIER SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.50% AND A 0.02% ANNUALIZED TRANSFER AGENCY FEE.

The bar chart and performance table have been omitted for the Treasury Portfolio because the Portfolio has not been in operation for one full calendar year.

*	Premier Shares for the Diversified Assets, Government, Government Select and Municipal Portfolios were initially issued on April 1, 1999, December 15, 1998, November 23, 1998 and November 9, 2005, respectively, and all Premier Shares for these Portfolios were redeemed as of November 25, 2008, December 10, 2008, November 25, 2008 and November 19, 2008, respectively. Premier Shares for the Tax-Exempt Portfolio were initially issued on July 11, 2001 and all Premier Shares for this Portfolio were redeemed on September 26, 2001. Premier Shares are not currently offered.

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

DIVERSIFIED ASSETS PORTFOLIO

CALENDAR YEAR TOTAL RETURN: SERVICE SHARES

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2000	Q4	2008
1.53%		0.10%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Diversified Assets Portfolio
Service Shares	7/1/98	1.83%	2.92%	3.11%	3.19%

The 7-day yield for Service Shares of the Portfolio as of December 31, 2008: 0.26%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

GOVERNMENT PORTFOLIO

CALENDAR YEAR TOTAL RETURN: SERVICE SHARES*

*	The Calendar Year Total Returns are shown for the Service Shares class because there were no Premier Shares outstanding as of December 31, 2008. Premier Shares are not currently offered.

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2000	Q1	2004
1.51%		0.12%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Government Portfolio
Service Shares	4/1/99	1.74%	2.84%	2.97%

The 7-day yield for Service Shares of the Portfolio as of December 31, 2008: 0.39%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

GOVERNMENT SELECT PORTFOLIO

CALENDAR YEAR TOTAL RETURN: SERVICE SHARES*

*	The Calendar Year Total Returns are shown for the Service Shares class because there were no Premier Shares outstanding as of December 31, 2008. Premier Shares are not currently offered.

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2000	Q4	2008
1.53%		0.15%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Government Select Portfolio
Service Shares	5/28/99	1.73%	2.91%	3.02%

The 7-day yield for Service Shares of the Portfolio as of December 31, 2008: 0.28%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

TAX-EXEMPT PORTFOLIO

CALENDAR YEAR TOTAL RETURN: SERVICE SHARES

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q4	2000	Q3	2003
0.93%		0.09%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Tax-Exempt Portfolio
Service Shares	5/13/99	1.74%	2.03%	2.01%

The 7-day yield for Service Shares of the Portfolio as of December 31, 2008: 0.80%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

MUNICIPAL PORTFOLIO

CALENDAR YEAR TOTAL RETURN: SERVICE SHARES

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

Best Quarter Return		Worst Quarter Return
Q3	2007	Q3	2003
0.83%		0.12%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Municipal Portfolio
Service Shares	2/11/00	1.83%	2.17%	2.07%

The 7-day yield for Service Shares of the Portfolio as of December 31, 2008: 0.87%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolios. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company (“TNTC”), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 25). (For more information, please see “Account Policies and Other Information – Financial Intermediaries” on page 29.)

SHAREHOLDER FEES (fees paid directly from your investment)
Portfolio	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed on Reinvested Distributions	Redemption Fees	Exchange Fees
DIVERSIFIED ASSETS
Service Shares	None	None	None	None	None
Premier Shares*	None	None	None	None	None
GOVERNMENT
Service Shares	None	None	None	None	None
Premier Shares*	None	None	None	None	None
GOVERNMENT SELECT
Service Shares	None	None	None	None	None
Premier Shares*	None	None	None	None	None
TREASURY
Service Shares*	None	None	None	None	None
Premier Shares*	None	None	None	None	None
TAX-EXEMPT
Service Shares	None	None	None	None	None
Premier Shares*	None	None	None	None	None
MUNICIPAL
Service Shares	None	None	None	None	None
Premier Shares*	None	None	None	None	None

*	As of the date of the Prospectus, no shares of these classes are issued and outstanding.

FOOTNOTES

(1)	“Other Expenses” are comprised of three sub-categories: “Service Agent Fees,” “Transfer Agency Fees” and “Other Operating Expenses.” “Other Operating Expenses” include administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Administrator is entitled to an administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses), that exceed on an annualized basis 0.10% of each Portfolio’s average daily net assets.

(2)	“Other Expenses” include expenses borne by the Portfolio for its participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds of 0.01% of the Portfolio’s average daily net assets.

(3)	“Other Expenses” of the Treasury Portfolio are estimated for the current fiscal year since the Portfolio commenced operations on November 5, 2008.

(4)	For certain Portfolios, the Investment Adviser has voluntarily agreed to waive a portion of its management fees and/or reimburse expenses, as shown on page 20. Also, set forth are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios, or expect to be incurred in the case of the Treasury Portfolio, as a result of the contractual expense reimbursements discussed in footnote 1. The Investment Adviser’s voluntary fee waivers and/or expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser to the Portfolios. When this occurs, “Total Annual Portfolio Operating Expenses” may increase (or decrease) without shareholder approval.

(5)	In order to avoid a negative yield, the Investment Adviser may reimburse expenses or waive advisory fees of a Portfolio. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that a Portfolio will be able to avoid a negative yield.

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
Management Fees	Distribution (12b-1) Fees	Service Agent Fees	Transfer Agency Fees	Other Operating Expenses	Other Expenses(1)		Total Annual Portfolio Operating Expenses(4)

0.25%	None	0.25%	0.01%	0.13%	0.39%	(2)	0.64%	(5)
0.25%	None	0.50%	0.02%	0.13%	0.65%	(2)	0.90%	(5)

0.25%	None	0.25%	0.01%	0.13%	0.39%	(2)	0.64%	(5)
0.25%	None	0.50%	0.02%	0.13%	0.65%	(2)	0.90%	(5)

0.20%	None	0.25%	0.01%	0.13%	0.39%	(2)	0.59%	(5)
0.20%	None	0.50%	0.02%	0.13%	0.65%	(2)	0.85%	(5)

0.20%	None	0.25%	0.01%	0.37%	0.63%	(3)	0.83%	(5)
0.20%	None	0.50%	0.02%	0.37%	0.89%	(3)	1.09%	(5)

0.25%	None	0.25%	0.01%	0.13%	0.39%	(2)	0.64%	(5)
0.25%	None	0.50%	0.02%	0.13%	0.65%	(2)	0.90%	(5)

0.20%	None	0.25%	0.01%	0.13%	0.39%	(2)	0.59%	(5)
0.20%	None	0.50%	0.02%	0.13%	0.65%	(2)	0.85%	(5)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND VOLUNTARY AND CONTRACTUAL REIMBURSEMENTS (see footnote 4 on page 18)
Portfolio	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
DIVERSIFIED ASSETS
Service Shares	0.25%	None	0.37%	0.62%
Premier Shares*	0.25%	None	0.63%	0.88%
GOVERNMENT
Service Shares	0.25%	None	0.37%	0.62%
Premier Shares*	0.25%	None	0.63%	0.88%
GOVERNMENT SELECT
Service Shares	0.10%	None	0.37%	0.47%
Premier Shares*	0.10%	None	0.63%	0.73%
TREASURY
Service Shares*	0.10%	None	0.36%	0.46%
Premier Shares*	0.10%	None	0.62%	0.72%
TAX-EXEMPT
Service Shares	0.25%	None	0.37%	0.62%
Premier Shares*	0.25%	None	0.63%	0.88%
MUNICIPAL
Service Shares	0.10%	None	0.37%	0.47%
Premier Shares*	0.10%	None	0.63%	0.73%

*	As of the date of the Prospectus, no shares of these classes are issued and outstanding.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service Shares or Premier Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
DIVERSIFIED ASSETS
Service Shares	$65	$205	$357	$798
Premier Shares*	$92	$287	$498	$1,108
GOVERNMENT
Service Shares	$65	$205	$357	$798
Premier Shares*	$92	$287	$498	$1,108
GOVERNMENT SELECT
Service Shares	$60	$189	$329	$738
Premier Shares*	$87	$271	$471	$1,049
TREASURY
Service Shares*	$85	$265	N/A	N/A
Premier Shares*	$111	$347	N/A	N/A
TAX-EXEMPT
Service Shares	$65	$205	$357	$798
Premier Shares*	$92	$287	$498	$1,108
MUNICIPAL
Service Shares	$60	$189	$329	$738
Premier Shares*	$87	$271	$471	$1,049

*	As of the date of the Prospectus, no shares of these classes are issued and outstanding.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	21	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”) is a subsidiary of TNTC and serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

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MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2008.

The difference, if any, between the contractual advisory fee and the actual advisory fee paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waivers in the future at its discretion.

A discussion regarding the Board of Trustees’ basis for approving the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios’ Advisory Agreement is available in the Portfolios’ semiannual report to shareholders for the six-month period ending May 31. A discussion regarding the Board of Trustees’ basis for the initial approval of the Treasury Portfolio’s Advisory Agreement is available in the Portfolio’s annual report to shareholders for the twelve-month period ending November 30.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2008
DIVERSIFIED ASSETS	0.25%	0.25%
GOVERNMENT	0.25%	0.25%
GOVERNMENT SELECT	0.20%	0.10%
TREASURY	0.20%	0.00%
TAX-EXEMPT	0.25%	0.25%
MUNICIPAL	0.20%	0.10%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	23	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolios. TNTC also performs certain administrative services for the Portfolios pursuant to a sub-administration agreement with NTI. The fees that NTI receives for its services are described under “Portfolio Fees and Expenses” and in the Additional Statement. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolios.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

PURCHASING AND SELLING SERVICE SHARES AND PREMIER SHARES

INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”) and entering into servicing agreements with the Trust (“Servicing Agreement”), may invest in the Service Shares and Premier Shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors (“Institutions”) include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

SHARE CLASSES

Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. The Shares class is described in a separate prospectus.

■	Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

■	Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

■

Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers. Premier Shares are not currently offered to investors.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio’s Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily NAV of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of the Shares of a Portfolio is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio’s Service Shares is expected to be higher than the performance of the same Portfolio’s Premier Shares.

OPENING AN ACCOUNT

You may purchase Service Shares and Premier Shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. This minimum does not apply, however, to Service Shares and Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Service Shares or Premier Shares through your account, contact your Northern Trust representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase Service Shares and Premier Shares directly from the Trust as described in the “Opening An Account” section of this Prospectus.

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	25	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of Service Shares or Premier Shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of Service Shares or Premier Shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SERVICE SHARES AND PREMIER SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase Service Shares and Premier Shares directly from the Trust may redeem their Service Shares and Premier Shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person

■	Your account number

■	The name of the Portfolio

■	The number of Service Shares or Premier Shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Service Shares and Premier Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in one or more Portfolios. This minimum does not apply, however, to Service Shares or Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues and redeems Service Shares and Premier Shares at NAV. The NAV for each class of shares of a Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of the class. For each class of shares of the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, the NAV is calculated on each Business Day as of 1:00 p.m. Central time. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. Portfolio shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 29.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios, will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Portfolio(s), provided that one of the following occurs:

■

The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m. Central time with respect to the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios;

■

The requests are placed by a financial or authorized intermediary that has entered into a Servicing Agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Portfolio(s), provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for Service Shares and Premier Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolios from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■

Service Shares and Premier Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” above.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 29.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	27	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m. Central time with respect to the Government Select, Treasury, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m. Central time with respect to the Diversified Assets and Government Portfolios will be executed on the same day at that day’s closing share price for the applicable Portfolio(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Portfolio(s).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased Service Shares or Premier Shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

■

If you are redeeming recently purchased Service Shares or Premier Shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■	Dividends on Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 29.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN PORTFOLIO SHARES. The Board of Trustees of the Trust has not adopted, on behalf of its Money Market Portfolios, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolios’ investments. Each Portfolio reserves the right to refuse a purchase order if management of the Portfolio determines that the purchase may not be in the best interests of the Portfolio.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

ADVANCE NOTIFICATION OF LARGE TRANSACTIONS. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a completed Northern Institutional Funds Certification Form, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Transfer Agent or the Exchange is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, each Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Portfolio’s closing time and credit will be given on the next Business Day. The Board of Trustees of the Portfolios may also, for any Business Day, decide to change the time as of which a Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northerninstitutionalfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	29	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust (“Service Organizations”). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust’s Service Plan (“Service Plan”). For both Service Shares and Premier Shares, administrative support services may include:

■	acting, directly or through another, as shareholder of record;

■	establishing and maintaining individual accounts and records;

■	processing purchase, redemption and exchange orders; and

■	placing net purchase and redemption orders with the Trust’s Transfer Agent.

Service Organizations will receive fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily NAV of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

■	providing information to investors regarding the Portfolios or relating to the status of their accounts; and

■	acting as liaison between investors and the Trust.

Service Organizations will receive additional fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily NAV of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolios’ other classes of shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolios available to their Customers, and may allow the Portfolios greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing Service Shares or Premier Shares of a Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Service Shares or Premier Shares of a Portfolio. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Portfolio’s holdings, current as of calendar quarter-end will be available on the Portfolios’ Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

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SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.

Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

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DISTRIBUTIONS AND TAX CONSIDERATIONS

DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio’s assets less estimated expenses. Each Portfolio’s net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional Service Shares or Premier Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. The discussions of the federal tax consequences in this Prospectus and the Additional Statement are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on a Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Service Shares or Premier Shares.

The Portfolios generally will be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolios do not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.

IRAS AND OTHER TAX-QUALIFIED PLANS. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.

TAX-EXEMPT PORTFOLIOS. The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as “exempt-interest dividends,” which are exempt from federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes. In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular federal income tax, may be subject to the AMT. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of their net investment income that are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the AMT, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Tax-Exempt and Municipal Portfolios because such investors are already tax-exempt. Non-U.S. shareholders similarly will not gain an additional benefit because currently they are generally exempt from tax on portfolio interest.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income

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properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. For distributions attributable to each Portfolio’s taxable years ending on or before November 30, 2010, nonresident aliens, foreign corporations and other foreign investors in a Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to and properly designated by a Portfolio as U.S.-source interest income and capital gains of the Portfolio. The exemption may not apply, however, if the recipient’s investment in a Portfolio is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State taxes may apply to all or a portion of the exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolios could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More information about taxes is contained in the Additional Statement.

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RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO. It also explores various other investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios’ investment objectives and strategies.

INVESTMENT OBJECTIVES. The investment objective of the Municipal Portfolio may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are “Eligible Securities” as defined by the SEC. The Government Portfolio and Government Select Portfolio may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support, or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Portfolio could lose money if the issuer defaults. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolios may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk and liquidity risk.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of its total assets (including the amount borrowed). The Portfolios may enter into reverse repurchase agreements

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when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the NAV of the Portfolios’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

CAPITAL SUPPORT AGREEMENT. On February 21, 2008, Northern Trust entered into a capital support agreement with the Diversified Assets Portfolio under which it agreed to make a capital contribution to the Portfolio equal to any loss caused by certain defaulted notes held by the Portfolio. The agreement expires upon the earlier of November 6, 2009, the disposal of the notes or payment of the maximum contribution amount.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may invest a portion of their assets in custodial receipts. Investments by the Government Portfolio in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Portfolio’s net assets.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. Each Portfolio may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments.

INVESTMENT STRATEGY. A Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio’s total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

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Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATES. A Portfolio’s yield will vary with changes in interest rates. In a rising interest rate environment, a Portfolio’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by a Portfolio with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other investment companies.

INVESTMENT STRATEGY. Investments by a Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

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Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire “stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

INVESTMENT STRATEGY. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Portfolio’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, when a substantial portion of a Portfolio’s assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Also, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Tax-Exempt and Municipal Portfolios may invest. Such disruptions to the financial markets may reduce the

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number of municipal instruments available for purchase by the Portfolios and could adversely affect the Portfolios’ shareholders by subjecting the income from the Portfolios to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal instruments held by the Tax-Exempt and Municipal Portfolios.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio’s investment performance.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Portfolio, except the Treasury Portfolio, may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TAXABLE INVESTMENTS. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

INVESTMENT STRATEGY. The Tax-Exempt and Municipal Portfolios each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are “Eligible Securities” as defined by the SEC for money market funds.

SPECIAL RISKS. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments generally will be taxable to each Portfolio’s shareholders as ordinary income for federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.

TEMPORARY INVESTMENTS. For capital preservation and liquidity, each Portfolio may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of a Portfolio’s yield.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. Each Portfolio, except the Treasury Portfolio, may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	39	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

INVESTMENT STRATEGY. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO’S SERVICE SHARES AND PREMIER SHARES FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO’S OPERATION).

Certain information reflects the financial results for a single Service Share or Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares or Premier Shares of a Portfolio held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report, which is available upon request and without charge. As of November 30, 2008, no Service Shares of the Treasury Portfolio and no Premier Shares of the Diversified Assets, Government Select, Treasury, Tax-Exempt and Municipal Portfolios were outstanding. Premier Shares are not currently offered to investors.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	41	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SERVICE
Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.04		0.02	0.01
Total from Investment Operations	0.02		0.05		0.04		0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.04)		(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.04)		(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.18	%(4)	4.80%		4.43%		2.51%	0.74%
SUPPLEMENTAL DATA AND RATIOS :
Net assets, in thousands, end of year	$112,416		$209,839		$131,092		$123,798	$109,686
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.61	%(3)	0.61	%(3)	0.61%	0.61%
Expenses, before reimbursements and credits	0.64%		0.63%		0.63%		0.63%	0.63%
Net investment income, net of reimbursements and credits	2.34%		4.70%		4.35%		2.49%	0.73%
Net investment income, before reimbursements and credits	2.32%		4.68%		4.33%		2.47%	0.71%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $13,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4)	Without the value of the capital support agreement, the total return would have been 1.95% for Service Shares.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO	SERVICE
Selected per share data	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.04		0.02		0.01
Total from Investment Operations	0.02		0.05		0.04		0.02		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.04)		(0.02)		(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.04)		(0.02)		(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	2.04%		4.67%		4.38%		2.48%		0.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$157,444		$179,435		$104,203		$87,499		$80,782
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.61	%(3)	0.61	%(3)	0.61	%(3)	0.61%
Expenses, before reimbursements and credits	0.64%		0.63%		0.64%		0.63%		0.64%
Net investment income, net of reimbursements and credits	1.87%		4.61%		4.31%		2.48%		0.69%
Net investment income, before reimbursements and credits	1.85%		4.59%		4.28%		2.46%		0.66%

	PREMIER
Selected per share data	2008		2007		2006		2005		2004(4)
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.04		0.04		0.02		—
Total from Investment Operations	0.02		0.04		0.04		0.02		—
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.04)		(0.04)		(0.02)		—
Total Distributions Paid	(0.02)		(0.04)		(0.04)		(0.02)		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	1.77%		4.40%		4.10%		2.22%		0.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,593		$4,202		$4,115		$16,070		$3,637
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.88	%(2)	0.87	%(3)	0.87	%(3)	0.87	%(3)	0.87%
Expenses, before reimbursements and credits	0.90%		0.89%		0.90%		0.89%		0.90%
Net investment income, net of reimbursements and credits	1.61%		4.35%		4.05%		2.22%		0.43%
Net investment income, before reimbursements and credits	1.59%		4.33%		4.02%		2.20%		0.40%
(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $10,000 and $1,000 for Service Shares and Premier Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	43	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FINANCIAL HIGHLIGHTS

GOVERNMENT SELECT PORTFOLIO	SERVICE
Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.04		0.03	0.01
Total from Investment Operations	0.02		0.05		0.04		0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.04)		(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.04)		(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.05%		4.75%		4.45%		2.58%	0.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$512,081		$84,905		$68,295		$69,519	$116,841
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(2)	0.46	%(3)	0.46	%(3)	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.59%		0.58%		0.58%		0.59%	0.58%
Net investment income, net of waivers, reimbursements and credits	1.87%		4.64%		4.38%		2.54%	0.78%
Net investment income, before waivers, reimbursements and credits	1.75%		4.52%		4.26%		2.41%	0.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $24,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TAX-EXEMPT PORTFOLIO	SERVICE
Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03	0.02	0.01
Total from Investment Operations	0.02		0.03	0.03	0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	1.92%		3.10%	2.82%	1.72%	0.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,613		$3,848	$4,023	$4,769	$4,347
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.61%	0.61%	0.61%	0.61%
Expenses, before reimbursements and credits	0.64%		0.64%	0.64%	0.64%	0.64%
Net investment income, net of reimbursements and credits	1.88%		3.06%	2.74%	1.70%	0.60%
Net investment income, before reimbursements and credits	1.86%		3.03%	2.71%	1.67%	0.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $1,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	45	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SERVICE
Selected per share data	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03		0.02	0.01
Total from Investment Operations	0.02		0.03	0.03		0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(1)	2.02%		3.26%	2.98%		1.87%	0.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72,258		$46,658	$55,183		$89,445	$74,568
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(2)	0.46%	0.46	%(3)	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.59%		0.58%	0.58%		0.58%	0.59%
Net investment income, net of waivers, reimbursements and credits	1.98%		3.21%	2.97%		1.86%	0.77%
Net investment income, before waivers, reimbursements and credits	1.86%		3.09%	2.85%		1.74%	0.64%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $7,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	47	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS — SERVICE & PREMIER SHARES

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies also is available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolios’ annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios’ documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text only)

■	Northern Institutional Funds’ Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

NORTHERN INSTITUTIONAL FUNDS

SHARES

SERVICE SHARES

PREMIER SHARES

Prospectus dated April 1, 2009

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in the Portfolio involves investment risks, including possible loss of principal.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, 10 High Street, Suite 302, Boston, MA 02110. Northern Funds Distributors, LLC is not affiliated with Northern Trust.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

OVERVIEW

RISK/RETURN SUMMARY

Information about the objective, principal strategies and risk characteristics of the Portfolio.

5	PRIME OBLIGATIONS PORTFOLIO

6	PRINCIPAL INVESTMENT RISKS

8	PORTFOLIO PERFORMANCE

10	PORTFOLIO FEES AND EXPENSES

MANAGEMENT OF THE PORTFOLIO

Details that apply to the Portfolio.

12	INVESTMENT ADVISER

13	ADVISORY FEES

14	OTHER PORTFOLIO SERVICES

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

15	PURCHASING AND SELLING SHARES

	15	INVESTORS

	15	SHARE CLASSES

	15	OPENING AN ACCOUNT

	16	SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

17	ACCOUNT POLICIES AND OTHER INFORMATION

	17	PURCHASE AND REDEMPTION MINIMUMS

	17	CALCULATING SHARE PRICE

	17	TIMING OF PURCHASE REQUESTS

	17	IN-KIND PURCHASES AND REDEMPTIONS

	17	MISCELLANEOUS PURCHASE INFORMATION

	17	TIMING OF REDEMPTION AND EXCHANGE REQUESTS

	18	PAYMENT OF REDEMPTION PROCEEDS

	18	MISCELLANEOUS REDEMPTION INFORMATION

	18	EXCHANGE PRIVILEGES

	18	EXCESSIVE TRADING IN PORTFOLIO SHARES

	18	TELEPHONE TRANSACTIONS

	18	ADVANCE NOTIFICATION OF LARGE TRANSACTIONS

	19	MAKING CHANGES TO YOUR ACCOUNT INFORMATION

	19	BUSINESS DAY

	19	GOOD ORDER

	19	CUSTOMER IDENTIFICATION PROGRAM

	19	EARLY CLOSINGS

	19	EMERGENCY OR UNUSUAL EVENTS

	19	FINANCIAL INTERMEDIARIES

	20	PORTFOLIO HOLDINGS

	20	SHAREHOLDER COMMUNICATIONS

22	DISTRIBUTIONS AND TAX CONSIDERATIONS

	22	DISTRIBUTIONS

	22	TAX CONSIDERATIONS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

23	RISKS, SECURITIES AND TECHNIQUES

29	FINANCIAL INFORMATION

	30	FINANCIAL HIGHLIGHTS

FOR MORE INFORMATION

32	ANNUAL/SEMIANNUAL REPORTS

32	STATEMENT OF ADDITIONAL INFORMATION

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) OFFERS THE PRIME OBLIGATIONS PORTFOLIO (THE “PORTFOLIO”) TO INSTITUTIONAL INVESTORS. THE PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. PREMIER SHARES ARE NOT CURRENTLY OFFERED TO INVESTORS.

The descriptions on the following pages may help you determine whether the Portfolio fits your investment needs. Keep in mind, however, that no guarantee can be made that the Portfolio will meet its investment objective and the Portfolio should not be relied upon as a complete investment program.

This Prospectus describes one money market portfolio currently offered by the Trust. The Trust also offers other investment portfolios, including additional money market portfolios and asset allocation, fixed-income, equity and equity index portfolios, which are described in separate prospectuses.

The Portfolio seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. Consistent with this policy, the Portfolio:

■	Limits its dollar-weighted average portfolio maturity to 90 days or less;

■	Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

■	Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, the Portfolio limits its investments to “Eligible Securities” as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow the Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called “First Tier Securities.” Under normal circumstances, the Portfolio intends to limit purchases of securities to First Tier Securities. Securities in which the Portfolio may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, the Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolio may, however, invest up to 25% of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information (“Additional Statement”).

The Portfolio participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00 (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, the Portfolio’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law to commence liquidation of the Portfolio. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a covered shareholder closes his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

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The Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation is 0.015% of the NAV of the Portfolio as of September 19, 2008.

The Program terminates on April 30, 2009, but may be extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

Further information about the Program can be obtained at www.ustreas.gov. Any questions regarding the Portfolio’s participation in the Program should be addressed to Northern Institutional Funds at 800-637-1380.

In addition to the instruments described above and on the following pages, the Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading “Risks, Securities and Techniques” in this Prospectus beginning on page 23 and in the Additional Statement.

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PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

■	U.S. dollar-denominated obligations of U.S. banks (including obligations of foreign branches of such banks);

■	U.S. dollar-denominated obligations of foreign commercial banks;

■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

■	Corporate bonds, notes, paper and other instruments that are of high quality;

■	Asset-backed securities;

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

■	U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

■	Repurchase agreements relating to the above instruments; and

■	Municipal securities issued or guaranteed by state or local governmental bodies.

RISKS. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), counterparty failure, guarantor (or credit enhancement), management, liquidity, prepayment (or call), debt extension, foreign securities, structured securities and financial services sector risks. See page 6 for a discussion of these risks.

More information on the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 23 of this Prospectus.

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PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk that will affect the value of the Portfolio, its yield and investment performance and the price of its shares.

AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, ANY OTHER GOVERNMENT AGENCY OR NORTHERN TRUST. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

The following summarizes the principal risks that apply to the Portfolio.

RISKS THAT APPLY TO THE PORTFOLIO

STABLE NAV RISK is the risk that the Portfolio will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolio. Notwithstanding the preceding discussion, shareholders of the Portfolio will be guaranteed to receive $1.00 NAV for amounts that they held in the Portfolio as of September 19, 2008, subject to the terms of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (as discussed on page 3).

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be higher.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed-income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations. The Portfolio intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Portfolio’s investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value. Guarantees, letters of credit, insurance or other credit enhancements do not protect the Portfolio or its shareholders from losses caused by declines in a security’s market value. In addition, having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that the Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Portfolio would like. The Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) sooner than

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expected. This may happen during a period of falling interest rates. Accordingly, the Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Portfolio’s investments in structured securities, which are considered to be derivative instruments because their value is based on changes in specific securities, indices or similar financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. Structured securities also may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Portfolio’s NAV. In some cases it is possible that the Portfolio may suffer a total loss on its investment in a structured security.

FINANCIAL SERVICES SECTOR RISK is the risk that an economic downturn or other market event could have a significant negative effect on issuers in the financial services sector. The Portfolio may focus its investments in this sector, which increases the risk of your investment. With respect to collateral received in repurchase transactions or other investments, the Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

More information about the Portfolio’s investment strategies and techniques is provided in “Risks, Securities and Techniques” beginning on page 23. You should carefully consider the risks discussed in this section and in “Risks, Securities and Techniques” before investing in the Portfolio.

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PORTFOLIO PERFORMANCE

THE BAR CHART AND TABLE THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN THE PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF THE PORTFOLIO SINCE INCEPTION.

The bar chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects fee reductions and expense limitations that were in effect during the periods presented. If fee reductions and expense limitations were not in place, the Portfolio’s performance would have been reduced.

There are no Premier Shares currently outstanding for the Portfolio.* For this reason, the performance information shown below is only for Shares and Service Shares. Shares, Service Shares and Premier Shares are all invested in the same Portfolio of securities. IN REVIEWING THIS PERFORMANCE INFORMATION, HOWEVER, YOU SHOULD BE AWARE THAT SERVICE SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.25% AND A 0.01% ANNUALIZED TRANSFER AGENCY FEE, PREMIER SHARES HAVE ANNUALIZED SERVICE AGENT FEES OF 0.50% AND A 0.02% ANNUALIZED TRANSFER AGENCY FEE, AND SHARES HAVE NO SERVICE AGENT FEES AND A LESS THAN 0.01% ANNUALIZED TRANSFER AGENCY FEE.

*	Premier Shares of the Portfolio were initially issued on November 18, 2005 and were redeemed as of November 21, 2008.

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CALENDAR YEAR TOTAL RETURN: SHARES

BEST AND WORST QUARTERLY PERFORMANCE

(For the periods shown in the bar chart)

BEST QUARTER RETURN		WORST QUARTER RETURN
Q3	2007	Q4	2008
1.31%		0.22%

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2008)

	Inception Date	1-Year	5-Year	Since Inception
Prime Obligations Portfolio
Shares	8/21/03	2.23%	3.33%	3.17%
Service Shares	9/2/03	1.97%	3.07%	2.92%

The 7-day yield for Shares of the Portfolio as of December 31, 2008: 0.72%.

The 7-day yield for Service Shares of the Portfolio as of December 31, 2008: 0.49%.

For the current 7-day yield, call 800-637-1380 or visit northerninstitutionalfunds.com.

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PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares, Service Shares or Premier Shares of the Portfolio. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company (“TNTC”), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 15). (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 19.)

SHAREHOLDER FEES (fees paid directly from your investment)
Prime Obligations Portfolio	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Maximum Sales Charge (Load) Imposed on Reinvested Distributions	Redemption Fees	Exchange Fees
Shares	None	None	None	None	None
Service Shares	None	None	None	None	None
Premier Shares*	None	None	None	None	None

		ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
Prime Obligations Portfolio	Management Fees	Distribution (12b-1) Fees	Service Agent Fees	Transfer Agency Fees(1)	Other Operating Expenses	Other Expenses(2)		Total Annual Portfolio Operating Expenses(4)
Shares	0.15%	None	None	0.00%	0.14%	0.14%	(3)	0.29%(5)
Service Shares	0.15%	None	0.25%	0.01%	0.14%	0.40%	(3)	0.55%(5)
Premier Shares*	0.15%	None	0.50%	0.02%	0.14%	0.66%	(3)	0.81%(5)

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

FOOTNOTES

(1)	TNTC is entitled to transfer agency fees, calculated daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares class of the Portfolio; (b) 0.01% of the average daily NAV of the outstanding Service Shares Class of the Portfolio; and (c) 0.02% of the average daily NAV of the outstanding Premier Shares Class of the Portfolio.

(2)	“Other Expenses” are comprised of three sub-categories: “Service Agent Fees,” “Transfer Agency Fees” and “Other Operating Expenses.” “Other Operating Expenses” include administration fees and all other ordinary operating expenses of the Portfolio not listed above. The Administrator is entitled to an administration fee from the Portfolio at the annual rate of 0.10% of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10% of the Portfolio’s average daily net assets. In addition, NTI as an Administrator has voluntarily agreed to reimburse an additional 0.05% of the Prime Obligations Portfolio’s Other Operating Expenses.

(3)	“Other Expenses” include expenses borne by the Portfolio for its participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds of 0.01% of the Portfolio’s average daily net assets.

(4)	The Investment Adviser has voluntarily agreed to waive a portion of its management fees as shown on page 11. Also, set forth are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolio as a result of the contractual and voluntary expense reimbursements discussed in footnote 2. The Investment Adviser’s voluntary fee waivers and NTI’s voluntary reimbursements, as Administrator, may be modified, terminated or implemented at any time at the option of NTI. When this occurs, “Total Annual Portfolio Operating Expenses” may increase (or decrease) without shareholder approval.

(5)	In order to avoid a negative yield, the Investment Adviser may reimburse expenses or waive advisory fees of the Portfolio. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that the Portfolio will be able to avoid a negative yield.

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	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND VOLUNTARY AND CONTRACTUAL REIMBURSEMENTS (see footnote 4 on page 10)
Prime Obligations Portfolio	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Shares	0.10%	None	0.06%	0.16%
Service Shares	0.10%	None	0.32%	0.42%
Premier Shares*	0.10%	None	0.58%	0.68%

*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares, Service Shares or Premier Shares of the Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Prime Obligations Portfolio	1 Year	3 Years	5 Years	10 Years
Shares	$30	$93	$163	$368
Service Shares	$56	$176	$307	$689
Premier Shares*	$83	$259	$450	$1,002
*	As of the date of the Prospectus, no shares of this class are issued and outstanding.

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INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”) is a subsidiary of TNTC and serves as the Investment Adviser of the Portfolio. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.

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ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.15% (expressed as a percentage of the Portfolio’s average daily net assets). The advisory fee (after voluntary fee waivers) paid by the Portfolio as a percentage of net assets for the fiscal year ended November 30, 2008 is set forth in the table below.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolio reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary fee waiver in the future at its discretion.

A discussion regarding the Board of Trustees’ basis for approving the Portfolio’s Advisory Agreement is available in the Portfolio’s semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2008
PRIME OBLIGATIONS PORTFOLIO	0.15%	0.10%

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OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for the Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolio. TNTC also performs certain administrative services for the Portfolio pursuant to a sub-administration agreement with NTI. The fees that NTI receives for its services are described under “Portfolio Fees and Expenses” and in the Additional Statement. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolio.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolio and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (“1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Portfolio may or may not receive specific notice of such additional services and fees.

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PURCHASING AND SELLING SHARES

INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may invest in the Shares, Service Shares and Premier Shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors (“Institutions”) include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

SHARE CLASSES

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares.

■	Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

■	Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

■

Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers. Premier Shares are not currently offered to investors.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio’s Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily NAV of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of Shares of the Portfolio is expected to be higher than the performance of both Service Shares and Premier Shares of the Portfolio and the performance of the Portfolio’s Service Shares is expected to be higher than the performance of the Portfolio’s Premier Shares.

OPENING AN ACCOUNT

You may purchase Shares, Service Shares and Premier Shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust. The minimum initial investment is $20 million. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in the Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Shares, Service Shares and Premier Shares through your account, contact your Northern Trust representative for further information.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase Shares, Service Shares and Premier Shares directly from the Trust as described in the “Opening An Account” section of this Prospectus.

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

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BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio

■	The number of Shares, Service Shares or Premier Shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of Shares, Service Shares or Premier Shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) Shares, Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

DIRECTLY THROUGH THE TRUST. Institutions that purchase Shares, Service Shares and Premier Shares directly from the Trust may redeem their Shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person

■	Your account number

■	The name of the Portfolio

■	The number of Shares, Service Shares or Premier Shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares, Service Shares and Premier Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $20 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues and redeems Shares, Service Shares and Premier Shares at NAV. The NAV for each class of shares of the Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of the class. For each class of shares of the Portfolio, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. Portfolio shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described below.

The Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m. Central time will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Portfolio, provided that one of the following occurs:

■	The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 2:00 p.m. Central time;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day at that day’s closing share price for the Portfolio, provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for Shares, Service Shares and Premier Shares in the form of securities that are permissible investments for the Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of the Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

Shares, Service Shares and Premier Shares of the Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated above.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	Exchanges into the Portfolio from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■	The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the shares in the account falls below $20 million.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 19.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Portfolio.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day’s closing share price for the Portfolio.

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PRIME OBLIGATIONS PORTFOLIO

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds will normally be sent or credited on the next Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased Shares, Service Shares or Premier Shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

■

If you are redeeming recently purchased Shares, Service Shares or Premier Shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■	Dividends on Shares, Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 19.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of the Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN PORTFOLIO SHARES. The Board of Trustees of the Trust has not adopted, on behalf of the Portfolio, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolio’s investments. The Portfolio reserves the right to refuse a purchase order if management of the Portfolio determines that the purchase may not be in the best interests of the Portfolio.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

ADVANCE NOTIFICATION OF LARGE TRANSACTIONS. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a completed Northern Institutional Funds Certification Form, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Transfer Agent or the Exchange is open for business. For any given calendar year, the Portfolio will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolio reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Portfolio’s closing time and credit will be given on the next Business Day. The Board of Trustees of the Portfolio may also, for any Business Day, decide to change the time as of which the Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northerninstitutionalfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolio. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Trust. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust (“Service Organizations”). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust’s Service Plan (“Service Plan”). For both

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

Service Shares and Premier Shares, administrative support services may include:

■	acting, directly or through another, as shareholder of record;

■	establishing and maintaining individual accounts and records;

■	processing purchase, redemption and exchange orders; and

■	placing net purchase and redemption orders with the Trust’s Transfer Agent.

Service Organizations will receive fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily NAV of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

■	providing information to investors regarding the Portfolio or relating to the status of their accounts; and

■	acting as liaison between investors and the Trust.

Service Organizations will receive additional fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily NAV of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolio’s other classes of shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolio available to their Customers, and may allow the Portfolio greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing Shares, Service Shares or Premier Shares of the Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in the Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Shares, Service Shares and Premier Shares of the Portfolio. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolio on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolio, or its duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Portfolio’s holdings, current as of calendar quarter-end will be available on the Portfolio’s Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolio files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolio may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern- funds@ntrs.com. The Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation.

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

Northern Institutional Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

DISTRIBUTIONS AND TAX CONSIDERATIONS

DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Portfolio to its shareholders. Net income includes the interest accrued on the Portfolio’s assets less estimated expenses. The Portfolio’s net realized short-term capital gains, if any, are distributed at least annually. The Portfolio does not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares, Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same class of the Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in the Portfolio. The discussions of the federal tax consequences in this Prospectus and the Additional Statement are based on the Internal Revenue Code of 1986, as amended and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on the Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Shares, Service Shares or Premier Shares.

The Portfolio generally will invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolio does not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.

IRAS AND OTHER TAX-QUALIFIED PLANS. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. For distributions attributable to the Portfolio’s taxable years ending on or before November 30, 2010, nonresident aliens, foreign corporations and other foreign investors in the Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to and properly designated by the Portfolio as U.S.-source interest income and capital gains of the Portfolio. The exemption may not apply, however, if the recipient’s investment in the Portfolio is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

STATE AND LOCAL TAXES. You also may be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Your investment in the Portfolio could have additional tax consequences. This short summary is not intended as a substitute for careful tax planning. You should consult your tax professional for more information regarding all tax consequences applicable to your investments in the Portfolio. More information about taxes is contained in the Additional Statement.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIO’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARY. It also explores various other investment securities and techniques that the investment management team may use. The Portfolio may invest in other securities and is subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio’s investment objective and strategies.

INVESTMENT OBJECTIVE. The investment objective of the Portfolio may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The Portfolio may purchase various types of asset-backed securities that are “Eligible Securities” as defined by the SEC.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support, or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed- income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Portfolio could lose money if the issuer defaults. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolio may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of its total assets (including the amount borrowed). The Portfolio may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the NAV of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

CAPITAL SUPPORT AGREEMENT. On February 21, 2008, Northern Trust entered into a capital support agreement with the Portfolio under which it agreed to make a capital contribution to the Portfolio equal to any loss caused by certain defaulted notes held by the Portfolio. The agreement is subject to a maximum contribution amount and expires upon the earlier of November 6, 2009, the disposal of the notes or payment of the maximum contribution amount.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may invest a portion of its assets in custodial receipts.

SPECIAL RISKS. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Portfolio may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments.

INVESTMENT STRATEGY. The Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including: (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. Investments by the Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio’s total assets measured at the time of purchase.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolio. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with its investment objective and strategies, the Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires the Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATES. The Portfolio’s yield will vary with changes in interest rates. In a rising interest rate environment, the Portfolio’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by the Portfolio with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.

INVESTMENT COMPANIES. To the extent consistent with its investment objective and strategies, the Portfolio may invest in securities issued by other investment companies.

INVESTMENT STRATEGY. Investments by the Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolio does not expect to do so in the foreseeable future, the Portfolio is authorized to invest substantially all of its assets in an open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, the Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

INVESTMENT STRATEGY. The Portfolio may invest in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolio on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments purchased by the Portfolio may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support.

In addition, a single enhancement provider may provide credit enhancement to more than one of the Portfolio’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. The Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

With respect to collateral received in repurchase transactions or other investments, the Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may purchase stripped securities, including securities registered in the STRIPS program.

PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolio and adversely affect the Portfolio’s investment performance.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. The Portfolio may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. For capital preservation and liquidity, the Portfolio may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Portfolio’s yield.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent the Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT STRATEGY. The Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolio generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO’S OPERATION).

Certain information reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request and without charge. As of November 30, 2008, no Premier Shares of the Portfolio were outstanding. Premier Shares are not currently offered to investors.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	29	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.05	0.05	0.03	0.01
Total from Investment Operations	0.03		0.05	0.05	0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Total Distributions Paid	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.58	%(3)	5.23%	4.86%	2.94%	1.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,873,486		$4,425,630	$1,627,181	$828,872	$594,224
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.16	%(2)	0.20%	0.20%	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.29%		0.26%	0.27%	0.29%	0.29%
Net investment income, net of waivers, reimbursements and credits	2.73%		5.11%	4.82%	2.97%	1.18%
Net investment income, before waivers, reimbursements and credits	2.60%		5.05%	4.75%	2.88%	1.09%

	SERVICE
Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05	0.04	0.03	0.01
Total from Investment Operations	0.02		0.05	0.04	0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)	(0.04)	(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)	(0.04)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.32	%(3)	4.96%	4.59%	2.67%	0.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$127,827		$167,473	$154,867	$54,814	$48,496
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.42	%(2)	0.46%	0.46%	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.55%		0.52%	0.53%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	2.47%		4.85%	4.56%	2.71%	0.92%
Net investment income, before waivers, reimbursements and credits	2.34%		4.79%	4.49%	2.62%	0.83%
(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(3)	Without the value of the capital support agreement, the total return would have been 2.30% and 2.06%, for the Shares and Service Shares, respectively.

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PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolio and its policies also is available in the Portfolio’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolio’s annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolio’s documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northerninstitutionalfunds.com

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

PRIME OBLIGATIONS PORTFOLIO	32	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

BOND PORTFOLIO

CORE BOND PORTFOLIO

DIVERSIFIED ASSETS PORTFOLIO

DIVERSIFIED GROWTH PORTFOLIO

EQUITY INDEX PORTFOLIO

FOCUSED GROWTH PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GOVERNMENT PORTFOLIO

GOVERNMENT SELECT PORTFOLIO

INTERMEDIATE BOND PORTFOLIO

INTERNATIONAL EQUITY INDEX PORTFOLIO

INTERNATIONAL GROWTH PORTFOLIO

MID CAP GROWTH PORTFOLIO

MUNICIPAL PORTFOLIO

SHORT BOND PORTFOLIO

SMALL COMPANY GROWTH PORTFOLIO

SMALL COMPANY INDEX PORTFOLIO

TAX-EXEMPT PORTFOLIO

TREASURY PORTFOLIO

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. TREASURY INDEX PORTFOLIO

NORTHERN INSTITUTIONAL FUNDS

(THE “TRUST”)

This Statement of Additional Information dated April 1, 2009, (the “Additional Statement”) is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated April 1, 2009, as amended or supplemented from time to time for the Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Municipal Portfolio, Tax-Exempt Portfolio, Treasury Portfolio (collectively, the “Money Market Portfolios”), Bond Portfolio, Core Bond Portfolio, Intermediate Bond Portfolio, Short Bond Portfolio, U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio (collectively, the “Fixed Income Portfolios”), Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, Global Tactical Asset Allocation Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio, International Equity Index Portfolio and International Growth Portfolio (collectively, the “Equity Portfolios”), (each a “Portfolio” and collectively, the “Portfolios”) of Northern Institutional Funds (the “Prospectuses”). Copies of the Prospectuses may be obtained without charge by calling 800-637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related report of Ernst & Young LLP, an independent registered public accounting firm, contained in the annual reports to the Portfolios’ shareholders for the fiscal year ended November 30, 2008, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated by reference herein. Copies of the annual reports may be obtained upon request and without charge by calling 800-637-1380 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in a Portfolio involves investment risks, including possible loss of principal. Although each of the Money Market Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Institutional Funds (the “Trust”) is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Portfolio is a series of the Trust that was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust’s name was changed from The Benchmark Funds to Northern Institutional Funds on July  15, 1998. The Trust also offers additional money market portfolios, which are not described in this document.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectuses. The investment objectives of the Core Bond, Intermediate Bond, Mid Cap Growth, Municipal and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio’s outstanding shares. Except as expressly noted below, however, each Portfolio’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Portfolio may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by a Portfolio’s investment strategies.

With respect to the Bond, Core Bond, Equity Index, Government, Government Select, Intermediate Bond, International Equity Index, Mid Cap Growth, Short Bond, Small Company Index, Small Company Growth, Treasury, U.S. Government Securities and U.S. Treasury Index Portfolios, to the extent required by the Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Portfolio’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. As described further below, the Tax-Exempt Portfolio and Municipal Portfolio have policies that may not be changed without shareholder approval to invest at least 80% of their respective net assets in debt instruments, the interest on which is exempt from regular federal income tax. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

MONEY MARKET PORTFOLIOS – Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Municipal Portfolio, Tax-Exempt Portfolio, Treasury Portfolio (the “Money Market Portfolios”)

Diversified Assets Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

Government Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements backed by such securities.

Government Select Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest which generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Municipal Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace.

Tax-Exempt Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the

Portfolio is relative to yields currently available in the tax-exempt marketplace. Except in extraordinary circumstances, at least 80% of the Portfolio’s net assets will be invested in debt instruments, which pay interest that is exempt from regular federal income tax. Alternative Minimum Tax (“AMT”) obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a limited portion of the Portfolio’s dividends may be subject to federal income tax for shareholders subject to AMT.

Treasury Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury, securities guaranteed as to principal and interest by the U.S. government, repurchase agreements with counterparties collateralized fully by such securities, and shares of other money market portfolios of regulated investment companies that i) limit investments to such securities, and related repurchase agreements, and ii) determine net asset values based on Rule 2a-7 under the 1940 Act.

FIXED INCOME PORTFOLIOS – Bond Portfolio, Core Bond Portfolio, Intermediate Bond Portfolio, Short Bond Portfolio, U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio (the “Fixed Income Portfolios”)

Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities.

Core Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities.

Intermediate Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities.

Short Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities.

U.S. Government Securities Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities.

U.S. Treasury Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Barclays Capital U.S. Treasury Index (the “Barclays Capital Index”). The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Barclays Capital Index.

EQUITY PORTFOLIOS – Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, Global Tactical Asset Allocation Portfolio, International Equity Index Portfolio, International Growth Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio (the “Equity Portfolios”)

Diversified Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Equity Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), in weightings that approximate the relative composition of the securities contained in the S&P 500 Index and in S&P 500 Index futures approved by the Commodity Futures Trading Commission (“CFTC”).

Focused Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion.

Global Tactical Asset Allocation Portfolio seeks long-term capital appreciation and current income. The Portfolio invests primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), the Portfolio’s investment adviser, or an affiliate acts as an investment adviser. The Portfolio also may invest in other unaffiliated mutual funds and exchange-traded funds (“ETFs”) (together, with affiliated underlying funds, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

The Portfolio will be diversified among a number of asset classes, and its allocation will be based on an asset allocation model developed by NTI’s Investment Policy Committee. The Portfolio intends to invest indirectly, through Underlying Funds, in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The Underlying Funds may include Funds that invest in fixed-income securities (including high yield securities), equity securities, including foreign securities, real estate securities, commodity related securities and engage in hedging and other strategic transactions and money market investments. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic and tactical transactions, the Portfolio will be subject to the same risks. Accordingly, the Portfolio is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among Underlying Funds.

International Equity Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Morgan Stanley Capital International Index for Europe, Australia and Far East (“MSCI EAFE® Index”), in weightings that approximate the relative composition of the securities contained in the Index and in MSCI EAFE Index futures approved by the CFTC.

International Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies will generally have market capitalizations in excess of $1 billion.

Mid Cap Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell Midcap® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies.

Small Company Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.

Small Company Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index, and in Russell 2000 Index futures approved by the CFTC.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Equity and Fixed Income Portfolios may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Portfolio’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Portfolios may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolios will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolios’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Portfolio may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also: (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolios may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Portfolios. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Portfolios may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Portfolios.

Asset-backed securities acquired by the Portfolios may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non–U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior–subordinate structure, over–collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Additional Statement. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset–backed securities generally discussed elsewhere in this Additional Statement, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. The portfolio turnover rates for the Focused Growth, Global Tactical Asset Allocation, Intermediate Bond, Mid Cap Growth, Short Bond and Small Company Growth Portfolios were significantly higher for the fiscal year ended November 30, 2008 than for the prior fiscal year end. For the Focused Growth, Mid Cap Growth and Small Company Growth Portfolios, the increase was due to a material restructuring of portfolio holdings. For the Global Tactical Asset Allocation Portfolio, the increase was due to a change in the Portfolio’s investment strategy from a traditional balanced fund to a global asset allocation fund operating as a fund of funds. For the Intermediate and Short Bond Portfolios, the increase was due to a more active trading of mortgage roll positions.

The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended November 30, 2008, the turnover rates for the Portfolios (except for the Money Market Portfolios) are as follows:

PORTFOLIO:	Portfolio Turnover Rate
Bond	570.64%
Core Bond	681.34%
Diversified Growth	117.55%
Equity Index	15.88%
Focused Growth	242.18%
Global Tactical Asset Allocation	398.83%
Intermediate Bond	558.33%
International Equity Index	43.61%
International Growth	75.41%
Mid Cap Growth	451.19%
Short Bond	508.41%
Small Company Growth	353.47%
Small Company Index	47.00%
U.S. Government Securities	1,243.35%
U.S. Treasury Index	33.07%

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their investment objectives and strategies, the Portfolios may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Portfolio, including the Core Bond Portfolio and the Money Market Portfolios to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Portfolios may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

COMMODITY-LINKED SECURITIES. The Underlying Funds in which the Global Tactical Asset Allocation Portfolio invests may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Fixed Income Portfolios and Equity Portfolios may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios (other than the Government Select Portfolio) may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, each Money Market Portfolio may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,
•	enhance the security’s credit quality, and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Portfolio purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because each Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

EQUITY SWAPS. The Equity Portfolios may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s obligations, the Portfolios and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.

The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Rating Service (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”). To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in EDRs and Global Depository Receipts (“GDRs”). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Portfolios (except the Core Bond, Diversified Assets, Government, Government Select, Treasury, Municipal and Tax-Exempt Portfolios) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow a Portfolio to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, a Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Portfolio also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, a Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of a Portfolio’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is “covered” if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio’s price to sell the currency or (ii) greater than the Portfolio’s price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio’s price to buy the currency or (ii) lower than the Portfolio’s price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS. To the extent consistent with its investment objective and strategies, each Portfolio may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Core Bond Portfolio and the Money Market Portfolios must be U.S. dollar-denominated. The International Equity Index and International Growth Equity Portfolios intend to invest a substantial portion of their assets in foreign securities.

The Global Tactical Asset Allocation Portfolio will invest significantly in funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S. as represented in either the MSCI EAFE Index, MSCI Emerging MarketsSM Index or other diversified foreign indices. The Portfolio expects its foreign investments to be allocated among funds that are diversified among various regions, countries, including the U.S. (but in no less than three different countries), industries and capitalization ranges. The Portfolio may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

The Bond, Diversified Growth, Focused Growth, Intermediate Bond, Mid Cap Growth, Short Bond, Small Company Growth Portfolios are permitted to invest a portion of their assets in foreign securities. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Diversified Assets Portfolio and the Government Portfolio also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

The Bond Portfolio, Intermediate Bond Portfolio and Short Bond Portfolio, and, to the extent permitted by their investment objectives and strategies, the Equity Portfolios, may also invest in countries with emerging economies or securities markets. The Global Tactical Asset Allocation Portfolio may invest indirectly, through Underlying Funds, in securities of countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations.

Unanticipated political, economic or social developments may affect the value of a Portfolio’s investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

To the extent consistent with their investment objectives and strategies, the Diversified Assets Portfolio, Global Tactical Asset Allocation Portfolio, Bond Portfolio, Intermediate Bond Portfolio, Short Bond Portfolio, International Equity Index Portfolio, International Growth Portfolio, Small Company Growth Portfolio, Mid Cap Growth Portfolio, Focused Growth Portfolio, and Diversified Growth Portfolio may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

Although a Portfolio (other than the Core Bond and Money Market Portfolios) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

A Portfolio also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of International Equity Index and International Growth Portfolios (the “International Portfolios”) may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Portfolios will not exceed their respective total asset values, to the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Portfolio’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 95.

Investors should understand that the expense ratios of the International Portfolios can be expected to be higher than those Portfolios investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The International Equity Index Portfolio invests primarily in the equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

Certain Portfolios may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan’s economy grew substantially after World War II. In recent years, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters.

In November 2008, the Japanese economy officially slipped into a recession. Economists generally point to declining export growth and steep cuts in corporate spending amid the current global slowdown as the principal factors affecting the Japanese economy. The global recession has also hurt corporate profits, pushing many small businesses into bankruptcy. The decline in corporate profits, in turn, has led to decreases in corporate spending as well as declining wages and rising unemployment, further undermining the economy. The Japanese government has embarked upon various stimulus programs to revive the economy. It is uncertain at this point whether the stimulus programs undertaken thus far by the Japanese government will be successful in helping the economy recover.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan’s relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

When a Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio, except the Money Market Portfolios, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios. The Portfolios will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Portfolio’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Portfolio’s position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Portfolio may invest up to 10% (15% for Fixed Income and Equity Portfolios) of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act, but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. The Fixed-Income and Money Market Portfolios may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Portfolios, however, distribute income on a monthly basis. Portfolio investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Portfolio.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Portfolio’s limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND CURRENCY SWAPS. To the extent consistent with their respective objectives and strategies, the Portfolios, except the Money Market Portfolios, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except for the Core Bond Portfolio and Money Market Portfolios, also may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed–upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments.

When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed–upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non–U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

INVESTMENT COMPANIES. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to exemptive orders, these limits will not apply to (i) the Global Tactical Asset Allocation Portfolio’s investment in securities of other affiliated and unaffiliated investment companies, or (ii) the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market portfolios whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market portfolio that (i) limits its investments to those in which a money market portfolio may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Portfolios in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Portfolios’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Portfolios’ investment in ETFs without regard to any consideration received by the Portfolios or any of their affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Portfolios in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in their Prospectus, the Equity Portfolios may invest in iSharesTM, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies, subject to the restrictions set forth above.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Portfolio’s shares also could be substantially and adversely affected and a Portfolio’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of an underlying index and the NAV of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. Certain Portfolios, may, however make short sales against the box.

MORTGAGE DOLLAR ROLLS. The Portfolios, except for the Money Market Portfolios, may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Portfolio gives up the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Portfolio is required to repurchase may be worth less than an instrument which a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Adviser’s ability to manage a Portfolio’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Portfolios may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their respective investment objectives and strategies, the Portfolios also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. The Portfolios may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Portfolios’ maturity requirements. The Portfolios also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Portfolio obtains at the time of purchase the right to put the bonds back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term put bonds on which defaults occur following acquisition by the Portfolios.

The Portfolios may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Portfolios also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Portfolios and the Portfolios’ liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolios’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. A Portfolio may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Portfolio’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Portfolios may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are located in the same state.

As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios’ net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on “private activity bonds” that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but not by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for the purposes of this policy. Taxable investments by the Tax-Exempt and Municipal Portfolios will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

OPTIONS. To the extent consistent with its investment objective and strategies, each Portfolio, except for the Money Market Portfolios, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Portfolios will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.

All put options written by a Portfolio would be covered, which means that such Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Portfolio holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Portfolio segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, the Portfolio’s liability for such a covered option generally is limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Portfolio’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective objectives and strategies, the Fixed Income and Equity Portfolios may invest in equity real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Code, and to maintain exemption from the 1940 Act. REITs also are subject to risks generally associated with investments in real estate. These risks include without limitation: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT’s operating expenses. These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.

RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Portfolios, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in small capitalization securities. Small capitalization stocks will be principal investments for the Small Company Index and Small Company Growth Portfolios. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Portfolio to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Portfolio’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Portfolio’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Portfolio purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and strategies, the Portfolios may invest in medium and lower quality securities. Fixed-income securities rated Baa or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Descriptions of ratings of bonds are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Portfolio’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Portfolios purchase. Because of this, a Portfolio’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

SECURITIES LENDING. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or by its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Portfolio is responsible for any loss that may result from its investment in borrowed collateral. A Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

SHORT SALES AGAINST-THE-BOX. The Equity Portfolios, except for the Equity Index, International Equity Index and the Small Company Index Portfolios, may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

STANDBY COMMITMENTS. The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Portfolio’s option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt and Municipal Portfolios expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed  1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each standby commitment is acquired.

The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor’s Corporation (“Standard & Poor’s”) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor’s for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor’s makes no representation or warranty, implied or express, to purchasers of Equity Index Portfolio shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P 500 Index to track general stock market performance.

As of December 31, 2008, the approximate market capitalization range of the companies included in the S&P 500 Index was between $480 million and $406 billion.

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately 92% of the total market capitalization of the U.S. equity market as of December 31, 2008.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2008, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $1.3 million and $3.3 billion.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. As of December 31, 2008, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $24 million and $14.92 billion.

The MSCI EAFE Index is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australasia and the Far East. As of December 31, 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of December 31, 2008, the MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

        The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Portfolios generally or in the International Equity Index Portfolio particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Index Portfolio or the issuer or shareholders of the International Equity Index Portfolio or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Index Portfolio or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Index Portfolio to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Index Portfolio is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Index Portfolio or any other person or entity in connection with the administration, marketing or offering of the International Equity Index Portfolio.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Index Portfolio, owners of the International Equity Index Portfolio, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

STRIPPED SECURITIES. To the extent consistent with its investment objectives and strategies, each Portfolio, including the Government Select Portfolio to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Portfolios (except the Government Select Portfolio), including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with its investment strategies, each of the fixed income and money market Portfolios may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Portfolio, to the extent consistent with its investment objectives and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TRACKING VARIANCE. As discussed in their Prospectus, the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio’s performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio’s investment objective.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The Money Market Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments that may be purchased by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The Money Market Portfolios do not invest in leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio’s limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

WARRANTS. The Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

Subject to the limitations stated in the Prospectuses, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares as described in “Description of Shares” on page 97.

No Portfolio may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

(2) (a) For the Equity and Fixed Income Portfolios: Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(b) For the Money Market Portfolios: Purchase or sell real estate or securities issued by REITs but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

(3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) (a) For the Equity and Fixed Income Portfolios: Invest in companies for the purpose of exercising control.

(b) For the Money Market Portfolios: Invest in companies for the purpose of exercising control or management.

(5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Make any investment inconsistent with the Portfolio’s classification as a diversified investment company under the 1940 Act.

(7) (a) For the Equity and Fixed Income Portfolios: Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(b) For the Money Market Portfolios: Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(8) Borrow money, except that to the extent permitted by applicable law (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

(9) Notwithstanding any of the Trust’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

For the purposes of Investment Restrictions Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC’s approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

The freedom of action reserved in Restriction No. 7(b) with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as described in the Prospectus.

Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Municipal Portfolio and Tax-Exempt Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds” that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, a Portfolio may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices described in this Additional Statement and the applicable Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Notwithstanding Restriction No. 8, each Portfolio intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

The Money Market Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio’s total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a “Guarantee”) does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO) if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities (as defined under Rule 2a-7 of the 1940 Act) (“Second Tier Securities”), to 5% of each Portfolio’s total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio’s total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

In addition to the foregoing, each Money Market Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction No. 8) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 8, the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Any unaffiliated Underlying Fund in which the Global Tactical Asset Allocation Portfolio may invest will have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby allowing the Global Tactical Asset Allocation Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of such unaffiliated Underlying Funds will be set forth in their respective prospectuses and statements of additional information.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of each Portfolio’s shareholders. The policy provides that neither the Portfolios nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Portfolio Representative”) will disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Portfolio’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Portfolio. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in a Portfolio’s public filings with the SEC or is disclosed on the Portfolio’s publicly accessible Web site. Information posted on a Portfolio’s Web site may be separately provided to any person commencing the day after it is first published on the Portfolio’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Portfolios’ independent registered public accounting firm, the Portfolios’ custodian, the Portfolios’ legal counsel, the Portfolios’ financial printer, R.R. Donnelley & Sons Company, the Portfolios’ proxy voting service, RiskMetrics Group; certain rating and ranking organizations, S&P and Moody’s; and the following vendors that provide portfolio analytical tools, Vestek (aka Thomson Financial), Citigroup, FactSet and Barclays Capital. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading recommendations. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

All of the Portfolios except the Equity Index, International Equity Index, Small Company Index, and U.S. Treasury Index Portfolios, currently publish on their Web site, northerninstitutionalfunds.com, complete portfolio holdings for each Portfolio as of the end of each calendar quarter subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Equity Index, International Equity Index, Small Company Index, and U.S. Treasury Index Portfolios currently publish on their Web site complete month-end portfolio holdings for each Portfolio subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Portfolios intend to publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A Portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings also are currently disclosed through required filings with the SEC. Each Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio’s fiscal year). Shareholders may obtain a Portfolio’s Forms N-CSR and N-Q filings on the SEC’s Web site at sec.gov. In addition, the Portfolios’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Institutional Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 65 portfolios in the Northern Funds Complex – Northern Institutional Funds offers 24 portfolios and Northern Funds offers 41 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1) , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 1994

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1) , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) form 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 1997	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.; • Taylor Capital Group, Inc.

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management – America, 2007;

•   Board member, University of Wisconsin – Eau Claire Foundation from 2006 to present.

• GATX Corporation

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEES

NAME, ADDRESS (1) , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 52 Trustee since 2008

•   Director of Northern Trust Global Advisors, Inc. since May 2008;

•   Chairman of Northern Trust Investments, N.A. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 38 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

(1)	Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, Northern Funds Distributors, LLC (“NFD”) and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with its governance of the Portfolios: Audit, Governance and Valuation.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended November 30, 2008, the Audit Committee convened five times.

The Governance Committee consists of four members: Mses. Guthman (Chairperson) and Gilliam and Messrs. Moskow and Strubel (ex officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO. During the fiscal year ended November 30, 2008, the Governance Committee convened five times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ Prospectuses and should be directed to the attention of Northern Institutional Funds Governance Committee.

The Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Condon, Potter and Strubel (ex officio) and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust’s non-money market Portfolios in accordance with the Trust’s valuation procedures. During the fiscal year ended November 30, 2008, the Valuation Committee convened six times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners (“Customers”). For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares owned by each Trustee in the Portfolios and other Portfolios of Northern Institutional Funds and Northern Funds.

Information as of December 31, 2008

Name of Trustee	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Bax	None	$50,001 - $100,000
Edward J. Condon, Jr.	None	Over $100,000
Sharon Gist Gilliam	None	None
Sandra Polk Guthman	Short Bond Portfolio – Over $100,000**	Over $100,000
Diversified Assets Portfolio – Over $100,000**
Michael H. Moskow	None	Over $100,000
Stephen N. Potter	None	Over $100,000
Mary Jacobs Skinner	None	$50,001 - $100,000
Richard P. Strubel	None	Over $100,000
Casey J. Sylla	None	Over $100,000

*

The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2008, Northern Institutional Funds offered 24 portfolios and Northern Funds offered 41 portfolios.

**	Shares held through a foundation for which the Trustee has limited investment discretion with respect to the foundation’s account for cash management purposes.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2008:

	Bond Portfolio	Core Bond Portfolio	Diversified Assets Portfolio	Diversified Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Global Tactical Asset Allocation Portfolio	Government Portfolio
William L. Bax	$888	$888	$23,963	$888	$1,775	$888	$888	$7,100
Edward J. Condon, Jr.	875	875	23,625	875	1,750	875	875	7,000
Sharon Gist Gilliam	750	750	20,250	750	1,500	750	750	6,000
Sandra Polk Guthman	900	900	24,300	900	1,800	900	900	7,200
Michael H. Moskow	750	750	20,250	750	1,500	750	750	6,000
Michael E. Murphy(1)	875	875	23,625	875	1,750	875	875	7,000
Stephen N. Potter(2)	None	None	None	None	None	None	None	None
Mary Jacobs Skinner	750	750	20,250	750	1,500	750	750	6,000
Richard P. Strubel	1,063	1,063	28,688	1,063	2,125	1,063	1,063	8,500
Casey J. Sylla	750	750	20,250	750	1,500	750	750	6,000

	Government Select Portfolio	Intermediate Bond Portfolio	International Equity Index Portfolio	International Growth Portfolio	Mid Cap Growth Portfolio	Municipal Portfolio
William L. Bax	$16,863	$888	$888	$888	$888	$8,875
Edward J. Condon, Jr.	16,625	875	875	875	875	8,750
Sharon Gist Gilliam	14,250	750	750	750	750	7,500
Sandra Polk Guthman	17,100	900	900	900	900	9,000
Michael H. Moskow	14,250	750	750	750	750	7,500
Michael E. Murphy(1)	16,625	875	875	875	875	8,750
Stephen N. Potter(2)	None	None	None	None	None	None
Mary Jacobs Skinner	14,250	750	750	750	750	7,500
Richard P. Strubel	20,188	1,063	1,063	1,063	1,063	10,625
Casey J. Sylla	14,250	750	750	750	750	7,500

	Short Bond Portfolio	Small Company Growth Portfolio	Small Company Index Portfolio	Tax- Exempt Portfolio	Treasury Portfolio(3)	U.S. Government Securities Portfolio	U.S. Treasury Index Portfolio	Total Compensation from Fund Complex (including the Portfolios)(4)
William L. Bax	$888	$888	$888	$1,775	N/A	$888	$888	$177,500
Edward J. Condon, Jr.	875	875	875	1,750	N/A	875	875	175,000
Sharon Gist Gilliam	750	750	750	1,500	N/A	750	750	150,000
Sandra Polk Guthman	900	900	900	1,800	N/A	900	900	180,000
Michael H. Moskow	750	750	750	1,500	N/A	750	750	150,000	(5)
Michael E. Murphy(1)	875	875	875	1,750	N/A	875	875	175,000
Stephen N. Potter(2)	None	None	None	None	N/A	None	None	None
Mary Jacobs Skinner	750	750	750	1,500	N/A	750	750	150,000	(6)
Richard P. Strubel	1,063	1,063	1,063	2,125	N/A	1,063	1,063	212,500
Casey J. Sylla	750	750	750	1,500	N/A	750	750	150,000

(1)	Mr. Murphy served as a Trustee of the Fund Complex until December 31, 2008.
(2)	As an “interested” Trustee, who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his service.
(3)	The Portfolio commenced operations on November 5, 2008.
(4)	As of December 31, 2008, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (24 portfolios) and Northern Funds (41 portfolios).
(5)	For the fiscal year ended November 30, 2008, Mr. Moskow elected to defer $150,000 of $150,000 total compensation, of which Mr. Moskow earned $1,171.44 in accrued interest.
(6)

For the fiscal year ended November 30, 2008, Ms. Skinner elected to defer $75,000 of $150,000 total compensation, of which Ms. Skinner earned $6,830.28 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Mses. Hill and Palmersheim and Messrs. Crabill, Grossman, Meacham, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank, serve jointly as the Investment Advisers of the International Growth Portfolio. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIL are referred to together as the “Investment Adviser.” TNTC is a direct subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 50 Bank Street, Canary Wharf, London, E145NT, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively in this Additional Statement as “Northern Trust.”

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority. It is also registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

Northern Trust is one of the nation’s largest providers of trust and investment management services and one of the largest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees’ Beneficiary Associations (“VEBA”) and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under the Investment Advisory Agreements (the “Advisory Agreements”) with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Portfolio. The Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Institutional Funds). In making investment recommendations for the Portfolios, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Portfolios’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Portfolios from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreements have been approved by the Board of Trustees, including the “non-interested” Trustees, and the initial shareholder of the Trust.

The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Portfolios and/or other accounts (“Other Accounts”) over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include, but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit Other Accounts over which the Investment Adviser or its affiliates exercise investment discretion. For example, research or other services paid for through the Portfolios’ commissions may not be used in managing the Portfolios. In addition, Other Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Portfolios and to such Other Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Portfolios. The Trustees will periodically review the commissions paid by the Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Portfolios. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or Other Accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges and, increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions, and the cost of transactions may vary among different brokers. Over-the-

counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Portfolios’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreements provide that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such Other Accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and Other Accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreements permit the Investment Adviser, at its discretion, but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreements provide that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreements) or, in lieu thereof, contribute to resulting losses.

Unless sooner terminated, the Advisory Agreements will continue in effect with respect to the Portfolios until June 30, 2009 and the Custodian Agreement (or, in the case of the International Equity Index Portfolio and International Growth Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2010 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under “Description of Shares”). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days’ written notice.

For the Fixed Income and Equity Portfolios under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its Administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of each investor; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its Administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its Administrator; (vi) provide periodic statements of account; (vii) answer inquiries

(including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors; (x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily NAV of the Class A, C and D Shares, respectively, of the Equity and Fixed Income Portfolios.

For the Money Market Portfolios, under its Transfer Agency Agreement with the Trust, TNTC, as Transfer Agent, has undertaken to perform some or all of the following services: (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios’ other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios’ different share classes. The Transfer Agent’s affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974 (“ERISA”)) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily NAV of the outstanding Service Shares of each Portfolio; and (ii) 0.02% of the average daily NAV of the outstanding Premier Shares of the Money Market Portfolios. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent’s affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including ERISA) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Money Market Portfolios.

Under its Custodian Agreement (and in the case of the International Growth and International Equity Index Portfolios, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio’s cash and securities, (ii)

maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio’s investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios’ foreign securities.

As compensation for the services rendered with respect to the Trust by the Custodian to each Portfolio except the International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii)  1/100th of 1% annually of each Portfolio’s average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Growth and International Equity Index Portfolios, plus (ii)  9/100th of 1% annually of the Portfolios’ average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

The Custodian’s fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios’ daily-uninvested U.S. cash balances (if any).

As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2008.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

	CONTRACTUAL RATE			ADVISORY FEE PAID
	For Fiscal Year Ended 11/30/08	For Fiscal Year Ended 11/30/07	For Fiscal Year Ended 11/30/06	For Fiscal Year Ended 11/30/08

Bond Portfolio	0.40%	0.40%	0.40%	0.25%
Core Bond Portfolio	0.40%	0.40%	0.40%	0.25%
Diversified Assets Portfolio	0.25%	0.25%	0.25%	0.25%
Diversified Growth Portfolio	0.75%	0.75%	0.75%	0.65%
Equity Index Portfolio	0.10%	0.10%	0.10%	0.10%
Focused Growth Portfolio	0.85%	0.85%	0.85%	0.75%
Global Tactical Asset Allocation Portfolio	0.25%*	0.60%	0.60%	0.29%*
Government Portfolio	0.25%	0.25%	0.25%	0.25%
Government Select Portfolio	0.20%	0.20%	0.20%	0.10%
Intermediate Bond Portfolio	0.40%	0.40%	0.40%	0.25%
International Equity Index Portfolio	0.25%	0.25%	0.25%	0.25%
International Growth Portfolio	0.90%	0.90%	0.90%	0.80%
Mid Cap Growth Portfolio	0.90%	0.90%	0.90%	0.80%
Municipal Portfolio	0.20%	0.20%	0.20%	0.10%
Short Bond Portfolio	0.40%	0.40%	0.40%	0.25%
Small Company Growth Portfolio	0.95%	0.95%	0.95%	0.80%
Small Company Index Portfolio	0.20%	0.20%	0.20%	0.20%
Tax-Exempt Portfolio	0.25%	0.25%	0.25%	0.25%
Treasury Portfolio†	0.20%	N/A	N/A	0.00%
U.S. Government Securities Portfolio	0.40%	0.40%	0.40%	0.25%
U.S. Treasury Index Portfolio	0.30%	0.30%	0.30%	0.15%

For the fiscal years or period ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

	2008	2007	2006
Bond Portfolio	$706,507	$636,040	$695,130
Core Bond Portfolio	516,177	499,116	423,045
Diversified Assets Portfolio	27,000,583	35,299,084	28,366,511
Diversified Growth Portfolio	338,909	338,675	237,379
Equity Index Portfolio	641,443	746,246	765,826
Focused Growth Portfolio	603,776	697,922	748,328
Global Tactical Asset Allocation Portfolio	151,940	441,097	632,022
Government Portfolio	16,214,747	7,433,760	7,131,669
Government Select Portfolio	11,606,264	6,288,183	4,808,551
Intermediate Bond Portfolio	78,509	78,597	82,166
International Equity Index Portfolio	257,709	360,952	283,334
International Growth Portfolio	1,646,916	1,900,507	1,499,358
Mid Cap Growth Portfolio	29,927	48,082	115,876
Municipal Portfolio	4,275,921	3,993,360	1,931,819
Short Bond Portfolio	323,780	417,069	400,140
Small Company Growth Portfolio	13,631	19,491	36,770
Small Company Index Portfolio	135,935	169,306	143,710
Tax-Exempt Portfolio	2,406,550	1,998,707	1,732,639
Treasury Portfolio†	21,053	N/A	N/A
U.S. Government Securities Portfolio	166,860	169,254	179,226
U.S. Treasury Index Portfolio	263,295	83,134	74,629

*

On April 1, 2008, the contractual rate for the Global Tactical Asset Allocation Portfolio was reduced from 0.60% to 0.25%. During the fiscal year ended November 30, 2008, the Global Tactical Asset Allocation Portfolio paid the Investment Adviser (after waivers) 0.50% of average daily net assets for part of the year before the Portfolio changed its investment strategy to an asset allocation strategy and reduced its investment advisory fee. The advisory fee paid (after waivers) to the Investment Adviser beginning April 1, 2008 was 0.15% of average daily net assets.

†	The Portfolio commenced operations on November 5, 2008.

For the fiscal years or period ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

	2008	2007	2006
Bond Portfolio	$423,806	$381,625	$417,079
Core Bond Portfolio	309,634	299,472	253,827
Diversified Assets Portfolio	0	0	0
Diversified Growth Portfolio	52,126	52,104	36,520
Equity Index Portfolio	0	0	260,169
Focused Growth Portfolio	80,481	93,056	99,777
Global Tactical Asset Allocation Portfolio	52,857	88,220	126,405
Government Portfolio	0	0	0
Government Select Portfolio	11,625,218	6,297,208	4,808,597
Intermediate Bond Portfolio	47,094	47,158	49,299
International Equity Index Portfolio	0	0	0
International Growth Portfolio	205,806	237,563	187,420
Mid Cap Growth Portfolio	3,740	6,010	14,484
Municipal Portfolio	4,277,139	3,997,561	1,931,838
Short Bond Portfolio	194,222	250,242	240,085
Small Company Growth Portfolio	2,555	3,655	6,894
Small Company Index Portfolio	0	0	0
Tax-Exempt Portfolio	0	0	0
Treasury Portfolio†	21,428	N/A	N/A
U.S. Government Securities Portfolio	100,093	101,552	107,536
U.S. Treasury Index Portfolio	263,247	83,134	74,629

For the fiscal years or period ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

	2008	2007	2006
Bond Portfolio	$28,695	$25,859	$28,174
Core Bond Portfolio	20,649	19,969	16,923
Diversified Assets Portfolio	109,969	150,428	89,006
Diversified Growth Portfolio	5,714	5,859	3,890
Equity Index Portfolio	84,128	104,918	110,162
Focused Growth Portfolio	8,304	9,594	10,432
Global Tactical Asset Allocation Portfolio	9,334	13,405	16,950
Government Portfolio	66,392	65,793	52,431
Government Select Portfolio	214,285	107,265	157,711
Intermediate Bond Portfolio	3,161	3,244	3,412
International Equity Index Portfolio	11,398	14,839	11,452
International Growth Portfolio	21,319	24,629	19,456
Mid Cap Growth Portfolio	419	679	5,536
Municipal Portfolio	28,529	18,763	17,827
Short Bond Portfolio	13,153	17,136	16,417
Small Company Growth Portfolio	178	263	486
Small Company Index Portfolio	6,984	8,754	7,597
Tax-Exempt Portfolio	17,589	17,099	14,017
Treasury Portfolio†	347	N/A	N/A
U.S. Government Securities Portfolio	6,835	7,045	7,558
U.S. Treasury Index Portfolio	20,310	8,147	8,174

†	The Portfolio commenced operations on November 5, 2008.

For the fiscal years or period ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Equity Index Portfolio and International Growth Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

	2008	2007	2006
Bond Portfolio	$47,784	$42,583	$36,707
Core Bond Portfolio	44,027	33,497	41,350
Diversified Assets Portfolio	1,198,578	666,898	428,052
Diversified Growth Portfolio	58,703	33,297	36,451
Equity Index Portfolio	110,761	160,666	134,546
Focused Growth Portfolio	48,866	34,672	28,794
Global Tactical Asset Allocation Portfolio	32,740	36,258	38,526
Government Portfolio	474,363	2,172	2,104
Government Select Portfolio	1,076,040	288,636	105,870
Intermediate Bond Portfolio	27,817	29,613	28,474
International Equity Index Portfolio	125,395	168,245	135,978
International Growth Portfolio	223,604	250,214	201,061
Mid Cap Growth Portfolio	66,853	37,269	35,285
Municipal Portfolio	329,055	311,259	60,434
Short Bond Portfolio	28,242	28,660	33,304
Small Company Growth Portfolio	54,813	39,661	35,575
Small Company Index Portfolio	192,263	131,195	98,039
Tax-Exempt Portfolio	87,609	84,476	81,447
Treasury Portfolio†	6,000	N/A	N/A
U.S. Government Securities Portfolio	28,264	13,585	17,057
U.S. Treasury Index Portfolio	28,925	22,194	22,621

TNTC and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

In the Advisory Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Advisory Agreement is no longer in effect, the Trust will cease using the name “Northern.”

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

†	The Portfolio commenced operations on November 5, 2008.

Fiscal Year Ended November 30, 2008	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Brokers	Total Amount of Transactions On Which Commissions Paid	Brokerage Commissions Paid to Brokers Providing Research(1)
Diversified Growth Portfolio	$102,330	$0	$128,779,681	$25,173
Equity Index Portfolio	$134,113	$0	$570,134,514	$0
Focused Growth Portfolio	$258,052	$0	$395,621,011	$58,573
Global Tactical Asset Allocation Portfolio	$84,158	$0	$198,961,606	$28,386
International Equity Index Portfolio	$34,478	$0	$426,738,475	$0
International Growth Portfolio	$514,523	$0	$376,827,344	$0
Mid Cap Growth Portfolio	$25,173	$0	$35,627,795	$5,106
Small Company Growth Portfolio	$15,901	$0	$12,081,638	$3,355
Small Company Index Portfolio	$37,456	$0	$73,572,384	$0

(1)

The amounts of the transactions involving commissions paid to brokers providing research were $24,570,791, $69,211,409, $55,126,933, $5,149,831, and $2,034,776 for the Diversified Growth, Focused Growth, Global Tactical Asset Allocation, Mid Cap Growth, and Small Company Growth Portfolios, respectively.

Fiscal Year Ended November 30, 2007	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Brokers	Total Amount of Transactions On Which Commissions Paid	Brokerage Commissions Paid to Brokers Providing Research
Diversified Growth Portfolio	$93,259	$0	$105,968,442	$33,614
Equity Index Portfolio	$105,781	$0	$248,345,956	$0
Focused Growth Portfolio	$207,050	$0	$273,421,120	$70,237
Global Tactical Asset Allocation Portfolio	$150,937	$0	$159,768,685	$80,716
International Equity Index Portfolio	$29,561	$0	$948,524,341	$0
International Growth Portfolio	$346,804	$0	$189,985,777	$0
Mid Cap Growth Portfolio	$24,019	$0	$30,469,016	$4,196
Small Company Growth Portfolio	$10,509	$0	$8,508,197	$1,948
Small Company Index Portfolio	$18,480	$0	$28,855,794	$0

Fiscal Year Ended November 30, 2006	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Brokers	Total Amount of Transactions On Which Commissions Paid	Brokerage Commissions Paid to Brokers Providing Research
Diversified Growth Portfolio	$75,400	$0	$89,855,235	$7,798
Equity Index Portfolio	$161,882	$0	$463,292,947	$0
Focused Growth Portfolio	$326,818	$0	$357,837,042	$36,975
Global Tactical Asset Allocation Portfolio	$163,638	$0	$185,929,983	$16,051
International Equity Index Portfolio	$90,650	$0	$167,749,990	$0
International Growth Portfolio	$982,371	$0	$1,330,922,474	$0
Mid Cap Growth Portfolio	$58,125	$0	$65,402,718	$3,033
Small Company Growth Portfolio	$36,471	$0	$29,444,583	$2,632
Small Company Index Portfolio	$239,139	$0	$204,581,006	$0

To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio. No commissions were paid by the Portfolios to any such affiliated broker/dealer during the Trust’s three most recent fiscal years.

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Trust acquired during its most recent fiscal year.

During the fiscal year ended November 30, 2008, the Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$627,750
Citigroup, Inc.	N/A	$545,914
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$4,329,829
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Core Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$448,249
Citigroup, Inc.	N/A	$343,835
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$2,732,199
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Diversified Assets Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$750,000,000
Citigroup, Inc.	N/A	$550,000,000
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$1,350,000,000
JP Morgan Chase	N/A	$279,235,000
UBS Securities, Inc.	N/A	$323,163,000

During the fiscal year ended November 30, 2008, the Diversified Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$327,600
Citigroup, Inc.	N/A	$204,555
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$513,750
JP Morgan Chase	N/A	$894,616
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Equity Index Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$4,243,703
Citigroup, Inc.	N/A	$2,380,738
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$1,749,865
JP Morgan Chase	N/A	$6,090,814
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Focused Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$0
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Global Tactical Asset Allocation Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

During the fiscal year ended November 30, 2008, the Government Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$700,000,000
Citigroup, Inc.	N/A	$200,000,000
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$400,000,000
JP Morgan Chase	N/A	$5,769,000
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Government Select Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0

During the fiscal year ended November 30, 2008, the Intermediate Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$149,440
Citigroup, Inc.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$462,545
JP Morgan Chase	N/A	$246,273
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the International Equity Index Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$284,925
Deutsche Bank, AG	N/A	$185,454
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$343,436

During the fiscal year ended November 30, 2008, the International Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Deutsche Bank, AG	N/A	$1,428,561
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Mid Cap Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Municipal Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

During the fiscal year ended November 30, 2008, the Short Bond Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Citigroup, Inc.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
Goldman Sachs Group	N/A	$1,582,262
JP Morgan Chase	N/A	$1,307,282
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Small Company Growth Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Small Company Index Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$0
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$0
JP Morgan Chase	N/A	$0
UBS Securities, Inc.	N/A	$0

During the fiscal year ended November 30, 2008, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

During the fiscal year ended November 30, 2008, the Treasury Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$55,679,000
Citigroup, Inc.	N/A	$120,000,000
UBS Securities, Inc.	N/A	$15,407,000

During the fiscal year ended November 30, 2008, the U.S. Government Securities Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

During the fiscal year ended November 30, 2008, the U.S. Treasury Index Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parent companies.

For the fiscal years ended November 30, 2008, 2007 and 2006, all portfolio transactions for the Fixed Income and Money Market Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Fixed Income and Money Market Portfolios. Purchases by the Fixed Income and Money Market Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

PORTFOLIO MANAGERS

Portfolio	Portfolio Manager(s)
NIF Bond Portfolio	Colin A. Robertson
NIF Core Bond Portfolio	Colin A. Robertson
NIF Diversified Growth Portfolio	John S. Cole and George P. Maris
NIF Equity Index Portfolio	Chad M. Rakvin and Brent Reeder
NIF Focused Growth Portfolio	John S. Cole and Robert N. Streed
NIF Global Tactical Asset Allocation Portfolio	Peter J. Flood
NIF Intermediate Bond Portfolio	Colin A. Robertson
NIF International Equity Index Portfolio	Steven J. Santiccioli and Shaun Murphy
NIF International Growth Portfolio	George P. Maris
NIF Mid Cap Growth Portfolio	David P. Kalis
NIF Short Bond Portfolio	Colin A. Robertson
NIF Small Company Growth Portfolio	Matthew Peron and Michael J. Towle
NIF Small Company Index Portfolio	Chad M. Rakvin and Brent Reeder
NIF U. S. Government Securities Portfolio	Daniel J. Personette
NIF U. S. Treasury Index Portfolio	Daniel J. Personette

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Institutional Funds Portfolios managed by the portfolio manager.

The table below discloses the accounts within each type of category listed below for which John S. Cole was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	2	$93,748,803	0	$0
Northern Funds:	2	$256,248,149	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Peter J. Flood was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$36,683,441	0	$0
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which David P. Kalis was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$1,388,626	0	$0
Northern Funds:	1	$323,431,323	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$438,000	0	$0
Other Accounts:	6	$18,179,000	0	$0

The table below discloses the accounts within each type of category listed below for which George P. Maris was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$41,177,475	0	$0
Northern Funds:	1	$167,505,234	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	11	$39,356,000	0	$0

The table below discloses the accounts within each type of category listed below for which Shaun Murphy was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$69,524,576	0	$0
Northern Funds:	4	$1,677,704,215	0	$0
Other Registered Investment Companies:	2	$365,822,926	0	$0
Other Pooled Investment Vehicles:	17	$8,495,743,074	0	$0
Other Accounts:	30	$30,940,682,117	0	$0

The table below discloses the accounts within each type of category listed below for which Matthew Peron was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$1,435,132	0	$0
Northern Funds:	2	$92,225,365	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	2	$288,698,492	0	$0
Northern Funds:	2	$704,286,610	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	10	$10,787,000,000	0	$0
Other Accounts:	2	$16,776,000,000	0	$0

The table below discloses the accounts within each type of category listed below for which Chad M. Rakvin was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	2	$471,140,498	0	$0
Northern Funds:	3	$1,315,335,211	0	$0
Other Registered Investment Companies:	22	$9,994,492,143	0	$0
Other Pooled Investment Vehicles:	52	$53,928,233,587	0	$0
Other Accounts:	101	$65,109,934,717	0	$0

The table below discloses the accounts within each type of category listed below for which Brent Reeder was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	2	$471,140,498	0	$0
Northern Funds:	3	$1,315,335,211	0	$0
Other Registered Investment Companies:	15	$8,003,989,220	0	$0
Other Pooled Investment Vehicles:	35	$45,432,490,514	0	$0
Other Accounts:	71	$34,169,252,600	0	$0

The table below discloses the accounts within each type of category listed below for which Colin A. Robertson was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	4	$588,113,771	0	$0
Northern Funds:	1	$984,539,386	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$9,000,000,000	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses the accounts within each type of category listed below for which Steven J. Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$69,524,576	0	$0
Northern Funds:	2	$2,503,455,177	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3	$2,665,369,752	0	$0

The table below discloses the accounts within each type of category listed below for which Robert N. Streed was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$52,571,328	0	$0
Northern Funds:	1	$88,742,915	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$23,028,166	0	$0
Other Accounts:	4	$1,230,000	0	$0

The table below discloses the accounts within each type of category listed below for which Michael J. Towle was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Institutional Funds:	1	$1,435,132	0	$0
Northern Funds:	1	$29,238,987	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$13,760,000	0	$0

Material Conflicts of Interest

        The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Institutional Fund Portfolios, as well as Other Accounts, including separate accounts and other pooled investment vehicles. A Portfolio’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Portfolios. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolios and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interests of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates, or other portfolios or accounts managed by the Investment Adviser or its affiliates. For example, other portfolios or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or portfolio managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or portfolio managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or portfolio managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other portfolios or accounts managed by them may adversely impact the Portfolios, and actions taken by the Portfolios may benefit the Investment Adviser or its affiliates or its other portfolios or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Portfolios. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than a separately identifiable charge to the Portfolios. These payments may compensate Intermediaries for, among other things: marketing the Portfolios; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of November 30, 2008, the compensation for the portfolio managers of the International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Global Tactical Asset Allocation Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her product team plus the financial performance of the investment business unit and Northern Corporation as a whole. In addition, for the International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Global Tactical Asset Allocation Portfolios’ portfolio managers, the annual incentive award is based primarily on the investment performance of the Portfolios. Performance is measured against each Portfolio’s prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of November 30, 2008, the compensation for the portfolio managers of the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her product strategy team. For the Bond, Core Bond, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios’ portfolio managers, while a quantitative evaluation of the performance of the Portfolios is a factor, the annual incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of November 30, 2008, the compensation for the portfolio managers of the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For the International Equity Index, Small Company Index, Equity Index and U.S. Treasury Index Portfolios’ portfolio managers, the annual incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2008, the table below provides beneficial ownership of shares of the portfolio managers of the Portfolios. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
John S. Cole	Diversified Growth Portfolio	$0
John S. Cole	Focused Growth Portfolio	$0
Peter J. Flood	Global Tactical Asset Allocation Portfolio	$0
David P. Kalis	Mid Cap Growth Portfolio	$0
George P. Maris	Diversified Growth Portfolio	$0
George P. Maris	International Growth Portfolio	$0
Shaun Murphy	International Equity Index Portfolio	$0
Matthew Peron	Small Company Growth Portfolio	$0
Daniel J. Personette	U.S. Government Securities Portfolio	$0
Daniel J. Personette	U.S. Treasury Index Portfolio	$0
Chad M. Rakvin	Equity Index Portfolio	$0
Chad M. Rakvin	Small Company Index Portfolio	$0
Brent Reeder	Equity Index Portfolio	$0
Brent Reeder	Small Company Index Portfolio	$0
Colin A. Robertson	Bond Portfolio	$0
Colin A. Robertson	Core Bond Portfolio	$0
Colin A. Robertson	Intermediate Bond Portfolio	$0
Colin A. Robertson	Short Bond Portfolio	$0
Steven J. Santiccioli	International Equity Index Portfolio	$0
Robert N. Streed	Focused Growth Portfolio	$100,001-$500,000
Michael J. Towle	Small Company Growth Portfolio	$0

PROXY VOTING

Northern Institutional Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Portfolios. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolios.

        A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	Lower supermajority shareholder vote requirements for mergers and other business combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split; and
•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans.

The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:

•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;
•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

        The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies on securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Portfolio. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations or for a Portfolio. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

This summary of the Investment Adviser’s Proxy Voting Policies and Proxy Guidelines is also posted in the resources section of the Northern Institutional Funds’ Web site, northerninstitutionalfunds.com. You may also obtain, upon request and without charge, a paper copy of the Investment Adviser’s Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 800-595-9111.

Information regarding how the Portfolios voted proxies, if any, relating to portfolio securities for the most recent 12 month period ended June 30 will be available, without charge, upon request, by contacting the Adviser at 800-595-9111 or by visiting the SEC’s Web site, sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as administrator for the Portfolios under an Administration Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including, but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Portfolio’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Portfolios, and 0.10% of the average daily net assets of each other Portfolio. NTI, as Administrator, has agreed to reimburse expenses (including administration fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Other Operating Expenses”) that exceed on an annualized basis 0.25% of the International Portfolios’ respective average daily net assets and 0.10% of each other Portfolio’s average daily net assets. In addition, NTI as Administrator has voluntarily agreed to reimburse an additional 0.10% of the International Equity Index Portfolio’s Other Operating Expenses.

Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as Co-Administrators (the “Co-Administrators”) for the Portfolios under a Co-Administration Agreement with the Trust. Each Portfolio paid a Co-Administration fee to NTI, which, in turn, paid of portion of the fee to PNC.

For the fiscal years ended November 30, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

	2008	2007		2006
Bond Portfolio	$282,599	$254,414		$278,050
Core Bond Portfolio	206,468	199,645		169,217
Diversified Assets Portfolio	10,800,084	14,119,531		11,346,522
Diversified Growth Portfolio	52,139	52,103		36,520
Equity Index Portfolio	641,443	746,246		765,826
Focused Growth Portfolio	80,502	93,056		99,776
Global Tactical Asset Allocation Portfolio	52,871	88,219		126,403
Government Portfolio	6,485,806	2,973,483		2,852,647
Government Select Portfolio	11,606,264	6,288,183		4,808,551
Intermediate Bond Portfolio	31,403	31,439		32,866
International Equity Index Portfolio	154,627	216,572		170,001
International Growth Portfolio	308,800	356,346		281,130
Mid Cap Growth Portfolio	3,741	6,010		14,484
Municipal Portfolio	4,275,921	3,993,360		1,931,819
Short Bond Portfolio	129,510	166,826		160,055
Small Company Growth Portfolio	1,704	2,436		4,596
Small Company Index Portfolio	67,966	84,652		71,853
Tax-Exempt Portfolio	962,607	799,477		693,050
Treasury Portfolio	21,053	N/A	†	N/A	†
U.S. Government Securities Portfolio	66,743	67,701		71,690
U.S. Treasury Index Portfolio	175,526	55,422		49,752

Additionally, for the fiscal years ended November 30, NTI, as Co-Administrator, reimbursed each Portfolio for its expenses thereby reducing the administration fees in the following amounts for the fiscal year ended November 30:

	2008	2007		2006
Bond Portfolio	$116,661	$99,301		$101,293
Core Bond Portfolio	119,245	97,902		107,970
Diversified Assets Portfolio	2,312,184	1,514,260		1,361,885
Diversified Growth Portfolio	142,856	107,149		106,740
Equity Index Portfolio	235,713	291,713		260,455
Focused Growth Portfolio	118,641	93,739		86,668
Global Tactical Asset Allocation Portfolio	137,981	96,074		97,165
Government Portfolio	794,538	330,541		367,536
Government Select Portfolio	1,762,809	779,238		581,541
Intermediate Bond Portfolio	94,189	85,187		84,954
International Equity Index Portfolio	197,752	232,719		193,117
International Growth Portfolio	90,258	72,219		73,644
Mid Cap Growth Portfolio	137,580	105,902		98,131
Municipal Portfolio	731,817	544,914		227,945
Short Bond Portfolio	96,566	85,845		93,132
Small Company Growth Portfolio	130,261	107,468		97,818
Small Company Index Portfolio	264,192	192,953		157,779
Tax-Exempt Portfolio	206,407	193,363		197,690
Treasury Portfolio	100,879	N/A	†	N/A	†
U.S. Government Securities Portfolio	95,831	68,328		76,108
U.S. Treasury Index Portfolio	97,622	76,938		81,628

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2009, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The

†	The Portfolio commenced operations on November 5, 2008.

Administrator also may terminate the Administration Agreement at any time without penalty after at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith, negligence or reckless disregard of the Administrator, or the Administrator’s breach of confidentiality.

The Trust also has entered into a Distribution Agreement under which NFD, with principal offices at 10 High Street, Suite 302, Boston, MA 02110, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Boston, Massachusetts, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under the License Agreement with NFD, Northern Trust Corporation agrees that the name “Northern Institutional Funds” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Institutional Funds” to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name “Northern Institutional Funds.”

SECURITIES LENDING AGENT

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also renders securities lending services to the Portfolios. For such services, TNTC is entitled to receive a fee based on a percentage of net revenue earned by a Portfolio on each securities loan. The Board of Trustees annually reviews TNTC’s services and the fees payable to TNTC. During the fiscal year ended November 30, 2008, TNTC received $1,067,682 in fees from the participating lending Portfolios for its securities lending services. Collateral received in connection with securities lending transactions is invested in the Northern Institutional Liquid Assets Portfolio, which is advised by NTI.

SHAREHOLDER SERVICING PLAN FOR EQUITY AND FIXED INCOME PORTFOLIOS

As stated in the Equity and Fixed Income Portfolios’ Prospectuses, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios’ payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily NAV of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

For the fiscal years ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

	2008	2007	2006
Bond Portfolio
Class C	$489	$417	$190
Class D	256	293	449
Core Bond Portfolio
Class C	4	3	0
Class D	4	4	4
Diversified Growth Portfolio
Class D	894	1,157	424
Equity Index Portfolio
Class C	25,537	39,954	37,278
Class D	8,331	11,274	20,009
Focused Growth Portfolio
Class C	177	167	338
Class D	266	337	450
Global Tactical Asset Allocation Portfolio
Class C	6,594	7,188	6,575
Class D	163	485	651
Intermediate Bond Portfolio
Class D	33	167	209
International Equity Index Portfolio
Class D	1,947	714	210
International Growth Portfolio
Class D	1,310	1,554	1,271
Mid Cap Growth Portfolio
Class C	16	47	6,468
Class D	61	89	370
Short Bond Portfolio
Class D	338	752	683
Small Company Growth Portfolio
Class D	14	34	48
Small Company Index Portfolio
Class D	336	513	734
U.S. Government Securities Portfolio
Class D	287	490	693
U.S. Treasury Index Portfolio
Class C	3,686	2,032	1,925
Class D	978	2,472	3,649

Services provided by or arranged to be provided by Service Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semiannual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

The Trust’s agreements with Servicing Agents are governed by a Plan (called the “Shareholder Servicing Plan”), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust’s service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust.

Ernst & Young LLP, an independent registered public accounting firm, 233 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Portfolios are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the International Portfolios exchanged within 30 days of purchase. In addition, Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers’ account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

Except as set forth above and in this Additional Statement, each Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolios’ shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

PERFORMANCE INFORMATION

You may call 800-637-1380 to obtain the current 7-day yield and other performance information or visit northerninstitutionalfunds.com.

Performance reflects expense limitations, fee waivers and reductions or reimbursements, as previously discussed in this Additional Statement. If such expense limitations, fee waivers, reductions and reimbursements were not in place, a Portfolio's performance would have been reduced.

MONEY MARKET PORTFOLIOS

The performance of a class of shares of the Money Market Portfolios may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares of a Portfolio.

From time to time, the Money Market Portfolios may advertise their “yields” and “effective yields” and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their “tax-equivalent yields” and “tax-equivalent effective yields.” Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then “annualized.” That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

In arriving at quotations as to “yield,” the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

“Effective yield” is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “effective yield” with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The “tax-equivalent yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio’s tax-free yield. It is calculated by taking that portion of the seven-day “yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent current yield” will always be higher than the Portfolio’s yield.

“Tax-equivalent yield” is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

The “tax-equivalent effective yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio’s tax-free effective yield. It is calculated by taking that portion of the seven-day “effective yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent effective yield” will always be higher than the Portfolio’s effective yield.

“Tax-equivalent effective yield” is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in the Portfolios are not reflected in the calculation of yields for the Portfolios.

The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2008 was as follows*:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
Government Select Portfolio	0.77%	0.77%	N/A	N/A
Government Portfolio	0.96%	0.96%	N/A	N/A
Diversified Assets Portfolio	0.52%	0.52%	N/A	N/A
Treasury Portfolio†	0.32%	0.32%	N/A	N/A
Tax-Exempt Portfolio	0.99%	1.00%	1.52%	1.54%
Municipal Portfolio	1.02%	1.03%	1.57%	1.58%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See “Additional Trust Information - Administrator and Distributor” and “Additional Trust Information - Investment Adviser, Transfer Agent and Custodian.” In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows*:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
Government Select Portfolio	0.65%	0.65%	N/A	N/A
Government Portfolio	0.94%	0.94%	N/A	N/A
Diversified Assets Portfolio	0.50%	0.50%	N/A	N/A
Treasury Portfolio†	(0.15)%	(0.15)%	N/A	N/A
Tax-Exempt Portfolio	0.97%	0.98%	1.49%	1.51%
Municipal Portfolio	0.90%	0.91%	1.38%	1.40%

The annualized yield of each Portfolio with respect to Service Shares (except Service Shares of the Treasury Portfolio, which were not outstanding during the period) for the seven-day period ended November 30, 2008 was as follows*:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
Government Select Portfolio	0.54%	0.54%	N/A	N/A
Government Portfolio	0.71%	0.71%	N/A	N/A
Diversified Assets Portfolio	0.26%	0.26%	N/A	N/A
Tax-Exempt Portfolio	0.75%	0.75%	1.15%	1.15%
Municipal Portfolio	0.75%	0.75%	1.15%	1.15%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See “Additional Trust Information - Administrator and Distributor” and “Additional Trust Information - Investment Adviser, Transfer Agent and Custodian.” In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Service Shares for the same seven-day period would have been as follows*:

*	An income tax rate of 35% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.
†	The Portfolio commenced operations on November 5, 2008.

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
Government Select Portfolio	0.42%	0.42%	N/A	N/A
Government Portfolio	0.69%	0.69%	N/A	N/A
Diversified Assets Portfolio	0.24%	0.24%	N/A	N/A
Tax-Exempt Portfolio	0.73%	0.73%	1.12%	1.12%
Municipal Portfolio	0.63%	0.63%	0.97%	0.97%

The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Treasury and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2008 was as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
Government Select Portfolio*	N/A	N/A	N/A	N/A
Government Portfolio	0.44%	0.44%	N/A	N/A
Diversified Assets Portfolio*	N/A	N/A	N/A	N/A
Municipal Portfolio*	N/A	N/A	N/A	N/A

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See “Additional Trust Information - Administrator and Distributor” and “Additional Trust Information - Investment Adviser, Transfer Agent and Custodian.” In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Treasury and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
Government Select Portfolio*	N/A	N/A	N/A	N/A
Government Portfolio	0.42%	0.42%	N/A	N/A
Diversified Assets Portfolio*	N/A	N/A	N/A	N/A
Municipal Portfolio*	N/A	N/A	N/A	N/A

The Portfolios’ yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio’s yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week’s income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining yield.

Each Portfolio also may quote, from time to time, the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

EQUITY AND FIXED INCOME PORTFOLIOS

The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Treasury Index, the Barclays Capital Intermediate U.S. Government/Credit Index, the S&P 500 Index, the Russell 1000 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell Midcap

*	Annualized yield information is not available for the Portfolios as of November 30, 2008. Premier Shares for the Government Select, Diversified Assets and Municipal Portfolios were redeemed as of November 25, 2008. November 25, 2008 and November 19, 2008, respectively.

Growth Index, the MSCI EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the Barclays Capital 1-5 Year U.S. Government Index. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares of a Portfolio.

The Portfolios calculate their total returns for each class of shares separately on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Portfolio calculates its “average annual total return” for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P(1 + T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period. Each Portfolio that advertises an “average annual total return—after taxes on distributions” for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P(1 + T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10 year periods at the end of the 1-, 5- or 10- year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Non-Money Market Portfolio may compute “average annual total return-after taxes on distributions and redemption” for a class of shares by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10- year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

Each Portfolio may compute “aggregate total return” for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return); and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

The calculations that follow are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The average annual total returns, aggregate total returns, average annual total returns-after taxes on distributions and average annual total returns-after taxes on distributions and redemptions shown below for the Short Bond and U.S. Treasury Index Portfolios include, for periods prior to the commencement of the Portfolios’ operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios’ Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios’ Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without fee waivers and expense reimbursements by the Portfolios’ current and former administrators and investment advisers.

EQUITY PORTFOLIOS

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Diversified Growth
Class A
with fee waivers and expense reimbursements	(39.04)	(3.49)	(1.90)	—	(39.04)	(16.28)	(17.44)	—	(39.99)	(4.43)	(4.09)	—	(24.02)	(2.69)	(1.62)	—

without fee waivers and expense reimbursements	(39.41)	(3.82)	(2.20)	—	(39.41)	(17.92)	(20.48)	—	(40.36)	(4.76)	(4.39)	—	(24.39)	(3.02)	(1.92)	—

Class D
with fee waivers and expense reimbursements	(39.29)	(3.90)	(2.30)	—	(39.29)	(18.05)	(20.74)	—	(40.21)	(4.81)	(4.45)	—	(24.17)	(3.02)	(1.88)	—

without fee waivers and expense reimbursements	(39.66)	(4.23)	(2.60)	—	(39.66)	(19.69)	(23.78)	—	(40.58)	(5.14)	(4.75)	—	(24.54)	(3.35)	(2.18)	—

Focused Growth
Class A
with fee waivers and expense reimbursements	(39.45)	(3.23)	(2.15)	—	(39.45)	(15.12)	(19.52)	—	(39.52)	(3.30)	(2.86)	—	(25.53)	(2.70)	(1.79)	—

without fee waivers and expense reimbursements	(39.70)	(3.42)	(2.39)	—	(39.70)	(16.07)	(21.87)	—	(39.77)	(3.49)	(3.10)	—	(25.78)	(2.89)	(2.03)	—

Class C
with fee waivers and expense reimbursements	(39.57)	(3.56)	(2.43)	—	(39.57)	(16.59)	(21.79)	—	(39.62)	(3.62)	(3.13)	—	(25.64)	(2.99)	(2.00)	—

without fee waivers and expense reimbursements	(39.82)	(3.75)	(2.67)	—	(39.82)	(17.54)	(24.14)	—	(39.87)	(3.81)	(3.37)	—	(25.89)	(3.18)	(2.24)	—

Class D
with fee waivers and expense reimbursements	(39.73)	(3.66)	(2.54)	—	(39.73)	(16.99)	(22.71)	—	(39.75)	(3.69)	(3.24)	—	(25.79)	(3.07)	(2.09)	—

without fee waivers and expense reimbursements	(39.98)	(3.85)	(2.78)	—	(39.98)	(17.94)	(25.06)	—	(40.00)	(3.88)	(3.48)	—	(26.04)	(3.26)	(2.33)	—

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Equity Index[1]
Class A
with fee waivers and expense reimbursements	(38.22)	(1.56)	(1.13)	—	(38.22)	(7.54)	(10.70)	—	(39.30)	(2.44)	(2.56)	—	(22.42)	(0.88)	(0.94)	—

without fee waivers and expense reimbursements	(38.26)	(1.64)	(1.27)	—	(38.26)	(7.95)	(12.12)	—	(39.34)	(2.52)	(2.70)	—	(22.46)	(0.96)	(1.08)	—

Class C
with fee waivers and expense reimbursements	(38.38)	(1.80)	(1.36)	—	(38.38)	(8.68)	(12.82)	—	(39.44)	(2.64)	(2.74)	—	(22.56)	(1.09)	(1.11)	—

without fee waivers and expense reimbursements	(38.42)	(1.88)	(1.50)	—	(38.42)	(9.09)	(14.24)	—	(39.48)	(2.72)	(2.88)	—	(22.60)	(1.17)	(1.25)	—

Class D
with fee waivers and expense reimbursements	(38.50)	(1.96)	(1.50)	—	(38.50)	(9.42)	(13.99)	—	(39.54)	(2.77)	(2.83)	—	(22.65)	(1.22)	(1.20)	—

without fee waivers and expense reimbursements	(38.54)	(2.04)	(1.64)	—	(38.54)	(9.83)	(15.41)	—	(39.58)	(2.85)	(2.97)	—	(22.69)	(1.30)	(1.34)	—

[1]	See page 86 for footnote 1.

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Returns- After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Small Company Index[2]
Class A
with fee waivers and expense reimbursements	(37.38)	(1.66)	2.90	—	(37.38)	(8.05)	33.08	—	(37.60)	(1.90)	1.52	—	(24.11)	(1.43)	1.80	—

without fee waivers and expense reimbursements	(37.77)	(1.93)	2.59	—	(37.77)	(9.41)	29.97	—	(37.99)	(2.17)	1.21	—	(24.50)	(1.70)	1.49	—

Class C
with fee waivers and expense reimbursements	See footnote 2				See footnote 2				See footnote 2				See footnote 2

without fee waivers and expense reimbursements	See footnote 2				See footnote 2				See footnote 2				See footnote 2

Class D
with fee waivers and expense reimbursements	(37.64)	(2.00)	2.45	—	(37.64)	(9.60)	27.42	—	(37.78)	(2.14)	1.19	—	(24.34)	(1.70)	1.48	—

without fee waivers and expense reimbursements	(38.03)	(2.27)	2.14	—	(38.03)	(10.96)	24.31	—	(38.17)	(2.41)	0.88	—	(24.73)	(1.97)	1.17	—

International Growth[3]
Class A
with fee waivers and expense reimbursements	(44.80)	2.70	1.74	—	(44.80)	14.25	18.79	—	(44.64)	1.83	(0.07)	—	(25.85)	2.93	1.08	—

without fee waivers and expense reimbursements	(44.95)	2.56	1.56	—	(44.95)	13.54	16.96	—	(46.79)	1.69	(0.25)	—	(26.00)	2.79	0.90	—

Class D
with fee waivers and expense reimbursements	(44.99)	2.29	1.53	—	(44.99)	11.98	16.38	—	(46.78)	1.45	(0.20)	—	(26.06)	2.53	0.93	—

without fee waivers and expense reimbursements	(45.14)	2.15	1.35	—	(45.14)	11.27	14.55	—	(46.93)	1.31	(0.38)	—	(26.21)	2.39	0.75	—

[2]	See page 86 for footnote 2.
[3]	See page 86 for footnote 3.

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Global Tactical Asset Allocation[4]
Class A
with fee waivers and expense reimbursements	(23.97)	(0.65)	1.32	—	(23.97)	(3.20)	14.06	—	(27.08)	(2.24)	(0.53)	—	(12.68)	(0.70)	0.61	—

without fee waivers and expense reimbursements	(24.37)	(0.88)	1.04	—	(24.37)	(4.33)	11.26	—	(27.48)	(2.47)	(0.81)	—	(13.08)	(0.93)	0.33	—

Class C
with fee waivers and expense reimbursements	(24.14)	(0.88)	1.11	—	(24.14)	(4.33)	11.62	—	(27.20)	(2.40)	(0.67)	—	(12.80)	(0.87)	0.48	—

without fee waivers and expense reimbursements	(24.54)	(1.11)	0.83	—	(24.54)	(5.46)	8.82	—	(27.60)	(2.63)	(0.95)	—	(13.20)	(1.10)	0.20	—

Class D
with fee waivers and expense reimbursements	(24.58)	(1.11)	0.90	—	(24.58)	(5.44)	9.32	—	(27.60)	(2.59)	(0.84)	—	(13.07)	(1.04)	0.33	—

without fee waivers and expense reimbursements	(24.98)	(1.34)	0.62	—	(24.98)	(6.57)	6.52	—	(28.00)	(2.82)	(1.12)	—	(13.47)	(1.27)	0.05	—

[4]	See page 86 for footnote 4.

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
International Equity Index
Class A
with fee waivers and expense reimbursements	(47.77)	1.94	0.46	—	(47.77)	10.10	4.74	—	(49.39)	0.55	(0.71)	—	(26.61)	2.74	0.70	—

without fee waivers and expense reimbursements	(47.97)	1.75	0.21	—	(47.97)	9.16	2.24	—	(49.59)	0.36	(0.96)	—	(26.81)	2.55	0.45	—

Class D5
with fee waivers and expense reimbursements	(47.93)	1.54	(0.09)	—	(47.93)	7.95	(0.86)	—	(49.58)	0.16	(1.20)	—	(26.61)	2.43	0.28	—

without fee waivers and expense reimbursements	(48.13)	1.35	(0.34)	—	(48.13)	7.01	(3.36)	—	(49.78)	(0.03)	(1.45)	—	(26.81)	2.24	0.03	—

[5]	See page 86 for footnote 5.

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Small Company Growth[6]
Class A
with fee waivers and expense reimbursements	(44.03)	(4.15)	—	(4.50)	(44.03)	(19.09)	—	(33.90)	(44.03)	(4.15)	—	(4.50)	(28.62)	(3.48)	—	(3.71)

without fee waivers and expense reimbursements	(51.85)	(7.45)	—	(6.63)	(51.85)	(35.61)	—	(53.06)	(51.85)	(7.45)	—	(6.63)	(36.44)	(6.78)	—	(5.84)

Class C
with fee waivers and expense reimbursements	See footnote 6				See footnote 6				See footnote 6				See footnote 6

without fee waivers and expense reimbursements	See footnote 6				See footnote 6				See footnote 6				See footnote 6

Class D
with fee waivers and expense reimbursements	(45.41)	(4.93)	—	(5.00)	(45.41)	(22.32)	—	(37.00)	(45.41)	(4.93)	—	(5.00)	(29.51)	(4.12)	—	(4.11)

without fee waivers and expense reimbursements	(53.23)	(8.23)	—	(7.13)	(53.23)	(38.84)	—	(56.16)	(53.23)	(8.23)	—	(7.13)	(37.33)	(7.42)	—	(6.24)

Mid Cap Growth[7]

Class A
with fee waivers and expense reimbursements	(39.69)	(2.02)	—	(1.18)	(39.69)	(9.70)	—	(10.07)	(39.69)	(2.03)	—	(1.19)	(25.80)	(1.71)	—	(1.00)

without fee waivers and expense reimbursements	(43.47)	(3.49)	—	(2.29)	(43.47)	(17.03)	—	(19.95)	(43.47)	(3.50)	—	(2.30)	(29.58)	(3.18)	—	(2.11)

Class C
with fee waivers and expense reimbursements	(39.71)	(2.25)	—	(1.38)	(39.71)	(10.77)	—	(11.66)	(39.71)	(2.26)	—	(1.38)	(25.81)	(1.90)	—	(1.16)
without fee waivers and expense reimbursements	(43.49)	(3.72)	—	(2.49)	(43.49)	(18.10)	—	(21.54)	(43.49)	(3.73)	—	(2.49)	(29.59)	(3.37)	—	(2.27)
Class D
with fee waivers and expense reimbursements	(40.19)	(2.51)	—	(1.58)	(40.19)	(11.95)	—	(13.27)	(40.19)	(2.52)	—	(1.59)	(26.13)	(2.12)	—	(1.33)

without fee waivers and expense reimbursements	(43.97)	(3.98)	—	(2.69)	(43.97)	(19.28)	—	(23.15)	(43.97)	(3.99)	—	(2.70)	(29.91)	(3.59)	—	(2.44)

[6]	See page 86 for footnotes 6 and 7.

FOOTNOTES

1.	Prior to April 1, 2006, the contractual rate for the Equity Index Portfolio was 0.20%.

2.	Prior to March 1, 2005, the contractual rate for the Small Company Index Portfolio was 0.30%. Prior to April 1, 2005, Class A, C and D Shares of the Small Company Index Portfolio charged a transaction fee of 0.50% on the purchases and exchanges of shares. From June 30, 1999 to the date of the Additional Statement, no Class C Shares of the Small Company Index Portfolio were held by shareholders. Class C Shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A Shares of the Small Company Index Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses.

3.	For Class D Shares of the International Growth Portfolio, performance data from August 23, 1999 to June 14, 2001 is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

4.	On April 1, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to April 1, 2008 represents performance of the Portfolio’s prior balanced fund strategy. Prior to April 1, 2008, the contractual rate for the Global Tactical Asset Allocation Portfolio (f/k/a the Balanced Portfolio) was 0.60% of average daily net assets. On April 1, 2008, the Portfolio’s contractual rate was reduced to 0.25% of average daily net assets.

5.	Prior to March 1, 2005, the contractual rate for the International Equity Index Portfolio was 0.35%. Prior to April 1, 2005, Class A, C and D Shares of the International Equity Index Portfolio charged a transaction fee of 0.50% on the purchases and exchanges of shares. For Class D Shares of the International Equity Index Portfolio, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6.	As of the date of the Additional Statement, Class C Shares of the Small Company Growth Portfolio had not yet been issued. The inception date of the Small Company Growth Portfolio was December 1, 1999. For Class D Shares, performance information from December 1, 1999 to June 13, 2002 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7.	For Class C and D Shares of the Mid Cap Growth Portfolio, performance from December 31, 1999 to April 4, 2001 (commencement of Class C Shares) and January 29, 2001 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on December 31, 1999. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39% respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

FIXED INCOME PORTFOLIOS

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Core Bond
Class A
With fee waivers and expense reimbursements	1.02	3.43	—	4.22	1.02	18.37	—	37.28	(0.47)	1.81	—	2.42	0.66	1.98	—	2.52

without fee waivers and expense reimbursements	0.81	3.21	—	3.95	0.81	17.29	—	35.20	(0.68)	1.59	—	2.15	0.45	1.76	—	2.25

Class C
With fee waivers and expense reimbursements	0.90	3.17	—	4.00	0.90	16.89	—	35.12	(0.44	1.66	—	2.28	0.58	1.82	—	2.38

without fee waivers and expense reimbursements	0.69	2.95	—	3.73	0.69	15.81	—	33.04	(0.65)	1.44	—	2.01	0.37	1.60	—	2.11

Class D
With fee waivers and expense reimbursements	0.57	3.06	—	3.94	0.57	16.28	—	34.48	(0.72)	1.61	—	2.27	0.37	1.77	—	2.36

without fee waivers and expense reimbursements	0.36	2.84	—	3.67	0.36	15.20	—	32.40	(0.93)	1.39	—	2.00	0.16	1.55	—	2.09

Bond
Class A
With fee waivers and expense reimbursements	1.77	4.00	4.74	—	1.77	21.69	58.89	—	0.28	2.23	2.54	—	1.14	2.38	2.69	—
without fee waivers and expense reimbursements	1.58	3.81	4.49	—	1.58	20.74	56.39	—	0.09	2.04	2.29	—	0.95	2.19	2.44	—
Class C
with fee waivers and expense reimbursements	1.58	3.74	4.49	—	1.58	20.15	55.10	—	0.17	2.07	2.39	—	1.02	2.21	2.54	—

without fee waivers and expense reimbursements	1.39	3.55	4.24	—	1.39	19.20	52.60	—	(0.02)	1.88	2.14	—	0.83	2.02	2.29	—

Class D
with fee waivers and expense reimbursements	1.48	3.63	4.32	—	1.48	19.54	52.70	—	0.14	2.02	2.29	—	0.96	2.15	2.44	—

without fee waivers and expense reimbursements	1.29	3.44	4.07	—	1.29	18.59	50.20	—	(0.05)	1.83	2.04	—	0.77	1.96	2.19	—

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Total Returns-After Taxes on Distributions(%)				Average Annual Total Returns-After Taxes on Distributions and Redemptions(%)
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Intermediate Bond
Class A
with fee waivers and expense reimbursements	2.17	3.33	4.51	—	2.17	17.79	55.39	—	0.83	1.81	2.70	—	1.40	1.95	2.74	—
without fee waivers and expense reimbursements	1.72	2.93	4.08	—	1.72	15.81	51.11	—	0.38	1.41	2.27	—	0.95	1.55	2.31	—

Class D1
with fee waivers and expense reimbursements	(0.57)	2.44	3.86	—	(0.57)	12.80	46.05	—	(1.68)	1.09	2.22	—	(0.37)	1.30	2.29	—
without fee waivers and expense reimbursements	(1.02)	2.04	3.43	—	(1.02)	10.82	41.77	—	(2.13)	0.69	1.79	—	(0.82)	0.90	1.86	—

Short Bond
Class A
with fee waivers and expense reimbursements	1.86	3.03	4.08	—	1.86	16.09	49.16	—	0.74	1.69	2.16	—	1.20	1.80	2.29	—
without fee waivers and expense reimbursements	1.64	2.82	3.81	—	1.64	15.05	46.47	—	0.52	1.48	1.89	—	0.98	1.59	2.02	—

Class D
with fee waivers and expense reimbursements	1.47	2.63	3.67	—	1.47	13.84	43.43	—	0.51	1.43	1.91	—	0.95	1.54	2.04	—
without fee waivers and expense reimbursements	1.25	2.42	3.40	—	1.25	12.80	40.74	—	0.29	1.22	1.64	—	0.73	1.33	1.77	—

[1]	See page 90 for footnote 1.

For Periods Ended November 30, 2008

	Average Annual Total Returns (%)				Aggregate Total Returns (%)				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
U.S. Treasury Index
Class A
with fee waivers and expense reimbursements	10.10	5.68	5.71	—	10.10	31.81	74.18	—	8.75	4.21	4.75	—	6.51	3.99	4.64	—

without fee waivers and expense reimbursements	9.89	5.40	5.36	—	9.89	30.39	70.64	—	8.54	3.93	4.40	—	6.30	3.71	4.29	—

Class C2
with fee waivers and expense reimbursements	9.85	5.43	5.51	—	9.85	30.29	71.05	—	8.59	4.06	4.61	—	6.35	3.84	4.50	—

without fee waivers and expense reimbursements	9.64	5.15	5.16	—	9.64	28.87	67.51	—	8.38	3.78	4.26	—	6.14	3.56	4.15	—

Class D
with fee waivers and expense reimbursements	9.62	5.21	5.27	—	9.62	28.90	67.16	—	8.42	3.89	4.40	—	6.21	3.68	4.30	—

without fee waivers and expense reimbursements	9.41	4.93	4.92	—	9.41	27.48	63.62	—	8.21	3.61	4.05	—	6.00	3.40	3.95	—

U.S. Government Securities

Class A
with fee waivers and expense reimbursements	7.15	4.08	4.86	—	7.15	22.14	60.67	—	6.02	2.70	3.09	—	4.62	2.67	3.07	—

without fee waivers and expense reimbursements	6.86	3.82	4.56	—	6.86	20.86	57.62	—	5.73	2.44	2.79	—	4.33	2.41	2.77	—

Class C3
with fee waivers and expense reimbursements	See Footnote 3				See Footnote 3				See Footnote 3				See Footnote 3

without fee waivers and expense reimbursements	See Footnote 3				See Footnote 3				See Footnote 3				See Footnote 3

Class D
with fee waivers and expense reimbursements	6.65	3.68	4.45	—	6.65	19.80	54.51	—	5.66	2.45	2.83	—	4.30	2.41	2.81	—

without fee waivers and expense reimbursements	6.36	3.42	4.15	—	6.36	18.52	51.46	—	5.37	2.19	2.53	—	4.01	2.15	2.51	—

[2]	See page 90 for footnotes 2 and 3.

FOOTNOTES

1.	For Class D Shares of the Intermediate Bond Portfolio, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

2.	For Class C Shares of the U.S. Treasury Index Portfolio, performance information from December 1, 1996 to October 6, 1998 (commencement of Class C Shares) is that of Class A Shares. Because the fees and expenses of Class C Shares are 0.24% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3.	From February 10, 1999 to the date of the Prospectus, no Class C Shares of the U.S. Government Securities Portfolio were held by shareholders. Class C Shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A Shares of the U.S. Government Securities Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses.

The yield of a class of shares in the Bond, Core Bond, Intermediate Bond, Short Bond, U.S. Government Securities and U.S. Treasury Index Portfolios is computed based on the Portfolio’s net income of such class during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, a Portfolio’s yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis.

The Portfolios calculate their 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 - 1]

Where:	a	=	dividends and interest earned during the period;

	b	=	expenses accrued for the period (net of reimbursements);

	c	=	average daily number of shares outstanding during the period entitled to receive dividends; and

	d	=	NAV per share on the last day of the period.

For the 30-day period ended November 30, 2008, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:

30-Day Yield
Bond Portfolio
Class A	4.16%
Class C	3.92%
Class D	3.77%
Core Bond Portfolio
Class A	4.63%
Class C	4.35%
Class D	4.07%
Intermediate Bond Portfolio
Class A	3.44%
Class D	2.90%
Short Bond Portfolio
Class A	2.50%
Class D	2.09%
U.S. Government Securities Portfolio
Class A	1.93%
Class D	1.55%
U.S. Treasury Index Portfolio
Class A	2.06%
Class C	1.83%
Class D	1.66%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See “Additional Trust Information—Investment Adviser, Transfer Agent and Custodian” and “Additional Trust Information—Administrator and Distributor.” In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

30-Day Yield
Bond Portfolio
Class A	3.97%
Class C	3.73%
Class D	3.58%
Core Bond Portfolio
Class A	4.42%
Class C	4.14%
Class D	3.86%
Intermediate Bond Portfolio
Class A	3.02%
Class D	2.48%
Short Bond Portfolio
Class A	2.30%
Class D	1.89%
U.S. Government Securities Portfolio
Class A	1.66%
Class D	1.28%
U.S. Treasury Index Portfolio
Class A	1.77%
Class C	1.54%
Class D	1.37%

Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio’s composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in the Portfolios’ calculations of performance information.

NET ASSET VALUE

As stated in the Prospectuses, the Money Market Portfolios seek to maintain a NAV of $1.00 per share and, in this connection, value their instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust’s Board of Trustees, in supervising the Trust’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios’ investment objectives, to stabilize the NAV of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodic monitoring of the difference (the “Market Value Difference”) between the amortized cost value per share and the

NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio’s capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that the Money Market Portfolios limit their investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectuses. The Rule also requires that the Money Market Portfolios maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

With respect to the Diversified Assets Portfolio, Northern Trust Corporation (the “Support Provider”), an affiliate of the Investment Adviser, has entered into a Capital Support Agreement, as amended, with the Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to the Diversified Assets Portfolio in order to prevent any realized losses from the disposition of certain defaulted securities specified in the Agreement (“Covered Securities”). The amount the Support Provider could be required to contribute under the Agreement is $90 million for the Portfolio (the “Maximum Contribution Amount”). The Maximum Contribution Amount may be increased as agreed by the Trust and the Support Provider. The contribution obligation under the Agreement is subject to certain conditions and restrictions. The obligation to contribute under the Agreement terminates no later than November 6, 2009 or earlier upon the payment of the Maximum Contribution Amount, upon the Diversified Assets Portfolio no longer holding the Covered Securities, or the Support Provider having made all capital contributions required following a change in the short-term credit ratings of the Support Provider such that its obligations no longer qualify as “first tier” securities under Rule 2a-7 (each, a “Termination Event”). The Diversified Assets Portfolio is required to sell any Covered Securities (as defined below) on the business day immediately prior to November 6, 2009 or promptly following any change in the short-term credit ratings of the Support Provider such that its obligations no longer qualify as “first tier” securities under Rule 2a-7; provided that such Portfolio is not required to complete any such sale if the sale would not result in the payment of a capital contribution. In addition, the Board may cause the Diversified Assets Portfolio to sell any Covered Securities and obligate the Support Provider to make a cash contribution to the Diversified Assets Portfolio (up to the Maximum Contribution Amount) if the Board determines that the Maximum Contribution Amount specified in the Agreement would not be sufficient and that disposition of the Covered Securities is in the best interest of the Diversified Assets Portfolio.

Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Loss (as defined below) from the disposition of the Covered Securities. A “Loss” is a loss arising from a disposition of the Covered Securities at less than their amortized cost. The Diversified Assets Portfolio may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of such Portfolio in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Diversified Assets Portfolio calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Portfolio. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount. Subject to any regulatory requirements, the terms of the Agreement, including the events constituting a Termination Event, may be modified from time to time.

The Global Tactical Asset Allocation Portfolio invests in a combination of Underlying Funds, including Funds advised by the Adviser. Investments in the Underlying Funds (other than those that are exchange traded) are valued at the closing NAV per share.

With respect to the Equity and Fixed Income Portfolios, equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also are generally valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio, but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Portfolio’s official closing NAV. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Fixed Income Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same day credit for purchase and redemption orders received at the Portfolio’s closing time and credit will be given on the next business day. For instance, if a pricing error is discovered that impacts the Portfolio’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Portfolio’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Portfolio on days during which no shares are tendered to a Portfolio for redemption and no orders to purchase or sell shares are received by a Portfolio, or on days on which there is an insufficient degree of trading in the Portfolio’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Portfolio intends to comply with these requirements. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

As of November 30, 2008, the following Portfolios had capital loss carryforwards approximating the amount (in thousands) indicated for federal tax purposes:

Portfolio:	Expiring November 30, 2009	Expiring November 30, 2010	Expiring November 30, 2011	Expiring November 30, 2012	Expiring November 30, 2013	Expiring November 30, 2014	Expiring November 30, 2015	Expiring November 30, 2016
Bond	$—	$8,192	$—	$—	$—	$13,256	$1,065	$1,159
Core Bond	$—	$—	$—	$—	$122	$3,102	$1,997	$412
Diversified Growth	$—	$—	$—	$—	$—	$—	$—	$4,943
Focused Growth	$—	$25,942	$—	$—	$—	$—	$—	$6,689
Global Tactical Asset Allocation	$—	$—	$—	$—	$—	$—	$—	$2,189
Intermediate Bond	$—	$—	$—	$—	$310	$601	$192	$—
International Growth	$—	$—	$—	$—	$—	$—	$—	$8,010
Mid Cap Growth	$—	$2,514	$—	$—	$—	$—	$—	$381
Short Bond	$—	$2,589	$—	$—	$2,106	$1,131	$653	$932
Small Company Growth	$10,746	$6,855	$—	$—	$—	$—	$—	$162
Small Company Index	$—	$—	$8,455	$—	$—	$—	$—	$—
U.S. Government Securities	$—	$—	$—	$—	$—	$335	$—	$—

STATE AND LOCAL TAXES

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in certain financial instruments, including futures contracts and options, that may be engaged in by a Portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Investors in the Tax-Exempt and Municipal Portfolios should note that the Portfolios are required to report the amount of distributions constituting tax exempt income to the Internal Revenue Service and that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and “exempt-interest dividends” derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining AMT liability. Second, all tax-exempt interest and “exempt-interest dividends” must be taken into account by corporate taxpayers in determining certain adjustments for AMT purposes.

As described in the Prospectuses, the Tax-Exempt and Municipal Portfolios are designed to provide investors with federally tax-exempt interest income. Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Moreover, tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from these Portfolios’ dividends being tax-exempt. Non-U.S. shareowners are also generally exempt from tax on interest income and would similarly not gain additional benefit from the tax-exempt status of the Tax-Exempt Portfolio’s distributions. In addition, the Portfolios may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

In order for the Tax-Exempt and Municipal Portfolios to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio’s taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s twenty-four existing series, which represent interests in the Trust’s twenty-four respective portfolios, twenty-one of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust’s Equity and Fixed Income Portfolios: Class A, C and D Shares as well as an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust’s money market portfolios: Shares, Service Shares and Premier Shares. As of the date of this Additional Statement, no Premier Shares of the Money Market Portfolios are issued and outstanding.

Under the terms of the Trust Agreement, each share of each Portfolio is without par value, which represents proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “About Your Account” in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios of the Trust normally are allocated in proportion to the NAV of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Each Portfolio and other Portfolios of the Trust entitled to vote on a matter will vote in the aggregate and not by Portfolio, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Portfolio.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes have equal voting rights except that only shares of the particular class(es) affected by the matter will be entitled to vote on such matters (e.g., matters relating to shareholder servicing expenses and transfer agency fees that are payable by that class).

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

The term “majority of the outstanding shares” of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

As of March 2, 2009, substantially all of the Portfolios’ outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the

Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 1% of the Trust’s outstanding shares. As of the same date, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603) beneficially owned five percent or more of the outstanding shares of the Portfolios’ classes as of March 2, 2009:

	Number of Shares	% of Portfolio
Bond Portfolio – Class A
Northern Trust TIP Bond Fund – DV	4,606,441.51	36.0%
National Financial Services LLC	1,365,507.17	10.6%
The Chicago Community Foundation	1,053,551.28	8.2%
IL CON-NTGI Bond FD	1,031,722.97	8.0%

Bond Portfolio – Class C
CFSEM – Growth Fund	4,782.22	55.9%
CFSEM – Balanced Fund	3,761.63	44.0%

Bond Portfolio – Class D
Alaska USA Trust Company	2,439.25	53.6%
First Bankers Trust Services, Inc.	2,013.44	44.3%

Core Bond Portfolio – Class A
Northern Trust NIF Core Bond	6,256,584.78	45.7%
Pharmacia Rabbi – Various Funds	4,111,855.03	30.0%
Motorola – MSPP – Pension	904,531.16	6.6%

Core Bond Portfolio – Class C
Northern Trust Corporation	135.91	100.0%

Core Bond Portfolio – Class D
Northern Trust Corporation	134.39	100.0%

Diversified Assets Portfolio – Shares
HCA INT Income STIF – DV	489,000,000.00	5.0%

Diversified Assets Portfolio – Service
IL Mutual Life Insurance Company	28,305,267.38	25.1%
Citizens FNB-Princeton/BMMM	20,235,064.32	17.9%
First National Bank of Omaha	12,634,807.76	11.2%
Soy Capital Bank & Trust	10,102,431.98	8.9%
FirstMerit Bank	9,459,296.81	8.4%

Diversified Growth Portfolio – Class A
UBATCO & Co	7,564,688.77	76.4%
A. Finkl & Sons Pension HRLY	932,662.56	9.4%
Coon Owen L Foundation	525,227.16	5.3%

	Number of Shares	% of Portfolio
Diversified Growth Portfolio – Class D
Fifth Third Bank TTEE	42,632.58	71.3%
Downers Grove National Bank	6,739.61	11.2%
Heartland Bank & Trust	4,809.65	8.0%

Equity Index Portfolio – Class A
Moller Foundation	8,543,141.29	18.3%
Army/Air Force – Northern Equity Fund	7,378,062.31	15.8%
Pharmacia Rabbi – Various Funds	3,722,688.72	7.9%
AER – NTGI S&P 500 Fund	3,002,739.30	6.4%
Capital Blue Cross	2,650,624.39	5.6%

Equity Index Portfolio – Class C
Old Second National Bank	110,094.47	82.9%
CFSEM – Growth Fund	11,587.91	8.7%

Equity Index Portfolio – Class D
FNB Beloit	114,322.49	52.7%
Great Plains Trust Company	26,476.93	12.2%
Alaska USA Trust Company	24,804.99	11.4%
Alerus Financial FBO	20,197.58	9.3%
Downers Grove National Bank	13,289.27	6.1%

Focused Growth Portfolio – Class A
Northern Trust TIP Focused	3,309,970.19	62.6%
LUMC – Northern Focused Growth FD	335,622.25	6.3%
CEVA Logistics – NTGI Funds	287,416.27	5.4%
STP Nuclear – VEBA	279,242.11	5.2%

Focused Growth Portfolio – Class C
CFSEM – Growth Fund -D-	5,744.34	79.5%
CFSEM – Balanced Fund -D-	1,390.36	19.2%

Focused Growth Portfolio – Class D
Downers Grove National Bank	4,706.54	57.3%
Heartland Bank & Trust	2,505.73	30.5%
Alaska USA Trust Company	508.12	6.1%

Global Tactical Asset Allocation Portfolio – Class A
John Deere Capital Corporation	200,0000,000.00	29.3%
PAAMCO AK Absolute Return Fund	71,500,000.00	10.5%
Southwire Company	50,013,121.93	7.3%

	Number of Shares	% of Portfolio
Global Tactical Asset Allocation Portfolio – Class C
Wachovia Bank FBO	394,604.98	99.9%

Global Tactical Asset Allocation Portfolio – Class D
Downers Grove National Bank	4,313.17	74.5%
IITC Co	7258.11	12.5%
Hastings City Bank / Class D	616.44	10.6%

Government Portfolio – Shares
G3 Holdings, LLC – Goldman Sachs	900,000,000.00	7.4%
G3 Holdings, LLC – Goldman Sachs	817,707,907.00	6.7%
Estate of John T. Walton-Goldman	670,313,110.26	5.5%

Government Portfolio – Service
The Midwest Trust Company	90,200,297.05	22.6%
Harris Bank	59,512,644.97	14.9%
First Interstate Wealth Management	22,162,655.82	5.5%

Government Select Portfolio – Shares
RDW 1987 REV TR – Gurtin	104,762,070.89	8.1%
HF Fund RA Liquidity Account	99,623,796.07	7.7%
WWJR Fund U/W of PKW	89,867,066.96	6.9%
PKW Fund U/W of PKW	89,727,768.07	6.9%
WWJR Fund U/W of HAW	80,115,850.68	6.2%
PKW Fund U/W of HAW	80,011,470.59	6.2%

Government Select Portfolio – Service
EGAP & Co	71,364,362.58	30.0%
Cole Taylor Benchmark	36,880,458.82	15.5%
Investors Independent Trust Co	36,110,323.37	15.1%
Simmons First Trust Co NA	32,707,745.91	13.7%
Heartland Bank & Trust	17,707,020.54	7.4%
MDL 1407 Trust	15,623,357.84	6.5%

Intermediate Bond – Class A
28/CAL Portland Rabbi	164,891.86	10.6%
28/Brick Masons Trust Funds	152,404.14	9.8%
FB Walter Uihlein – RET.	152,346.99	9.8%
Trimas – NT Balanced FD	132,945.38	8.5%
FB Craig Omtvedt – RET.	109,535.44	7.0%
28/CHS Hillen Fund	94,939.91	6.1%
28/CHS Daguerre FD	80,854.07	5.2%

	Number of Shares	% of Portfolio
Intermediate Bond – Class D
IITC Co	165.05	71.6%
Northern Trust Corporation	65.17	28.3%

International Equity Index Portfolio – Class A
Northern Trust NIF International Equity	2,225,292.33	20.2%
Pharmacia Rabbi – Various Funds	1,502,619.97	13.6%
Wells Fargo Bank NA FBO	1,128,908.36	10.2%
Archdiocese – NT International Index	567,265.74	5.1%

International Equity Index Portfolio – Class D
Downers Grove National Bank	62,248.57	45.5%
MG Trust Company As Agent For	56,592.49	41.4%
Downers Grove NB /EB Funds	10,306.26	7.5%

International Growth Portfolio – Class A
Northern Trust TIP International GTH DV	9,318,178.40	50.4%
Northern Trust NIF International Growth	6,643,817.29	35.9%

International Growth Portfolio – Class D
Fifth Third Bank	47,123.89	91.5%

Mid Cap Growth Portfolio – Class A
7P/Opportunity Village FNDN	46,094.43	24.5%
Angus Chemical Co – Trust	41,468.70	22.0%
Coon Owen L Foundation	29,561.27	15.7%
Sun Health Foundation	16,454.35	8.7%
Przypyszny, John – NTGI	10,260.90	5.4%
Fraida Foundation	10,011.69	5.3%

Mid Cap Growth Portfolio – Class C
Omni Bank	139.14	56.1%
Northern Trust Corporation	108.75	43.8%

Mid Cap Growth Portfolio – Class D
IITC Co	502.93	77.0%
Northern Trust Corporation	108.98	16.7%
Fifth Third Bank	40.61	6.2%

Municipal Portfolio – Shares
Ray C. Davis – NTSI	174,495,368.31	20.2%
Ray C. Davis – JP Morgan	120,384,989.48	13.9%
Avatar Investments Goldman	57,530,181.89	6.6%
Ray C. Davis – B of A	56,744,460.58	6.5%
Avatar INV – NTSI	49,968,156.77	5.7%
Avatar Investments – JP Morgan	46,907,723.16	5.4%

	Number of Shares	% of Portfolio
GB2028	46,339,586.03	5.3%

Municipal Portfolio – Service
Old Second National Bank	26,336,696.21	35.6%
EGAP & Co/15	8,039,329.61	10.8%
Stephenson National Bank & Trust	7,977,555.87	10.7%
First National Bank of Omaha	7,429,479.75	10.0%
Bankplus	6,281,947.62	8.4%
First Mid-Illinois Bank & Trust	6,052,464.61	8.1%
Soy Capital Bank & Trust	4,290,419.28	5.8%

Short Bond Portfolio – Class A
Moffit, H. Lee Foundation	1,428,344.10	21.4%
Polk Brothers FDN-Northern Trust	955,929.02	14.3%
Ford Family FDN – TNT	950,117.88	14.2%
MIBAC H&W – SH TERM BLY BD INDX	360,917.06	5.4%

Short Bond Portfolio – Class D
Heartland Bank & Trust	2,438.43	96.1%

Small Company Growth Portfolio – Class A
Catalina Investments LLC	118,393.70	51.1%
7P/Opportunity Village FNDN	25,849.67	11.1%
Presbytery of Chicago	21,298.60	9.2%
Alliance Compressors, LLC DB	16,213.07	7.0%

Small Company Growth Portfolio – Class D
IITC Co	347.14	72.2%
Northern Trust Corporation	133.43	27.7%

Small Company Index Portfolio – Class A
MG Trust Company Trustee	733,533.21	16.7%
Moller Foundation	569,353.65	12.9%
Pharmacia Rabbi – Various Funds	440,758.52	10.0%
PWC Cost Equal. Smallcap	338,234.07	7.7%
UFF Mutual Ins. Co. – SL	319,988.73	7.2%
Century BK & TR	261,791.84	5.9%
MG Trust Company Trustee	231,205.81	5.2%

Small Company Index Portfolio – Class D
FNB Beloit	5,205.02	73.9%
Alaska USA Trust Company	1,654.59	23.4%

Tax-Exempt Portfolio – Shares
Great Plains Trust Company	76,370,371.24	6.3%

	Number of Shares	% of Portfolio
Tax-Exempt Portfolio – Service
Macatawa Bank	9,446,295.70	80.0%
Citizens FNB-Princeton/BMMM	1,323,030.59	11.2%
SEI Private Trust Co	799,325.03	6.7%

Treasury Portfolio – Shares
TNT-LDN-LP101-Labrador PRTN LP	91,007,289.16	13.5%
Nemours Hospital Operating	54,624,639.61	8.1%
TNT-LDN-NDP01- Newfoundland LP	45,745,739.12	6.8%
Surdna – Main Cash	45,358,035.21	6.7%
S Friedman Holdings LLC	39,155,081.45	5.8%
Monarch Holdings Inc	35,727,566.88	5.3%

U.S. Government Securities Portfolio – Class A
MCG Rabbi-Nothern US GOVT FD	591,778.49	20.7%
BKR Hughes-SRP-TNT GOV FD – DV	352,940.74	12.3%
SLA-SCHLM Health Care Trust	342,769.79	12.0%
Aquila – SERP Cash Account	313,694.62	10.9%
GEN DYN Medical VEBA General	265,957.15	9.3%
GEN DYN Life Insurance VEBA	154,626.29	5.4%

U.S. Government Securities Portfolio – Class D
First Bankers Trust Services, Inc.	4,888.37	89.1%
Alaska USA Trust Company	531.10	9.6%

U.S. Treasury Index Portfolio – Class A
Novartis-Treasury Bond Index	3,603,030.07	40.6%
Moller Foundation	2,606,911.79	29.3%
National Financial Services LLC	609,841.11	6.8%
SEI Private Trust Co	531,859.42	5.9%

U.S. Treasury Index Portfolio – Class C
Northern Trust Corporation	62.47	100.0%

U.S. Treasury Index Portfolio – Class D
Alaska USA Trust Company	1,721.47	69.4%
Hastings City Bank / Class D	382.20	15.4%
IITC Co	313.60	12.6%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Portfolio, such shareholder may be deemed a “control person” of that Portfolio for purposes of the 1940 Act.

SERVICE PLAN FOR MONEY MARKET PORTFOLIOS

The Trust, on behalf of the Money Market Portfolios, has adopted a Service Plan (the “Plan”) with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Money Market Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio’s Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio’s Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily NAV of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily NAV of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the service agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, “Servicing Agents”) and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The service agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

Payments of the service agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute “personal and account maintenance services” within the meaning of the Financial Industry Regulatory Authority, Inc.’s Conduct Rules. Payments of the service agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

For the fiscal years or periods ended November 30 as indicated, the aggregate amount of Shareholder Service Fees incurred by each class of each Portfolio then in existence was as follows:

	2008	2007	2006
Diversified Assets Portfolio
Service Class	$329,781	$409,617	$332,360
Premier Class	27,558	198,440	116,228
Government Portfolio
Service Class	372,427	369,651	235,818
Premier Class	24,308	19,319	27,240
Government Select Portfolio
Service Class	404,679	182,950	210,715
Premier Class	1,323,824	1,012,908	1,057,529
Municipal Portfolio
Service Class	184,345	119,762	178,066
Premier Class	4,173	2,353	2,284
Tax-Exempt Portfolio
Service Class	8,048	10,801	10,701
Premier Class	N/A	N/A	N/A
Treasury Portfolio
Service Class	N/A	N/A	N/A
Premier Class	N/A	N/A	N/A

Conflict of interest restrictions (including ERISA) may apply to a Servicing Agent’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 19, 2009.

The Plan and related agreements will remain in effect until April 30, 2010 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days’ written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

FINANCIAL STATEMENTS

The audited financial statements and related reports of Ernst & Young LLP, an independent registered public accounting firm, contained in the annual reports to the Portfolios’ shareholders for the fiscal year ended November 30, 2008 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Portfolio Performance,” are incorporated by reference herein. Copies of the Trust’s Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Institutional Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-637-1380 (toll-free).

OTHER INFORMATION

The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”– Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits,

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and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action, which have not experienced a default. The “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign

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currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

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“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

As stated in the Prospectuses, the Portfolios (other than the Money Market Portfolios) may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Portfolios may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P’s 100 or indices based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures,” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

A Portfolio may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, a Portfolio may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Portfolio is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of a Portfolio in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Portfolios intend to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator.” The Portfolios are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART B

STATEMENT OF ADDITIONAL INFORMATION

NORTHERN INSTITUTIONAL FUNDS

PRIME OBLIGATIONS PORTFOLIO

This Statement of Additional Information dated April 1, 2009, (the “Additional Statement”) is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated April 1, 2009, as amended or supplemented from time to time, for the Prime Obligations Portfolio (the “Portfolio”) of Northern Institutional Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge by calling 800-637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements and related report of Ernst & Young LLP, an independent registered public accounting firm, contained in the annual report to the Portfolio’s shareholders for the fiscal year ended November 30, 2008, are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800-637-1380 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in the Portfolio involves investment risks, including possible loss of principal. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

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ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Institutional Funds (the “Trust”) is an open-end, management investment company. The Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Portfolio is a series of the Trust that was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust’s name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers additional investment portfolios, including money market, fixed-income, asset allocation, equity and equity index portfolios, which are not described in this document.

INVESTMENT OBJECTIVE AND STRATEGIES

The following supplements the investment objective, strategies and risks of the Portfolio as set forth in the Prospectus. The investment objective of the Portfolio may be changed without the vote of the majority of the Portfolio’s outstanding shares. Except as expressly noted below, the Portfolio’s investment strategies may be changed without shareholder approval.

In addition to the instruments discussed below and in the Prospectus, the Portfolio may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by the Portfolio’s investment strategies.

Prime Obligations Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways,

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and normally are considered derivative securities. In some cases, CMOs may be highly leveraged and very speculative. The Portfolio will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolio’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Portfolio may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also: (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

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The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Funds.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolio may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Portfolio. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the

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mortgage-backed securities in which the Portfolio may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Portfolio.

Asset-backed securities acquired by the Portfolio may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non–U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior–subordinate structure, over–collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Additional Statement. CDOs may charge management fees and administrative expenses, which are in addition to those of the Portfolio.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this Additional Statement, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

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The Portfolio, to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Portfolio may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, the Portfolio may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, the Portfolio may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,
•	enhance the security’s credit quality, and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Portfolio purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Portfolio invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio.

FOREIGN INVESTMENTS. To the extent consistent with its investment objective and strategies, the Portfolio may invest in U.S. dollar denominated foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Portfolio to purchase

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or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

When the Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Portfolio’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act, but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. Consistent with its investment objective and strategies, the Portfolio may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Portfolio also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There

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can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Portfolio, however, distributes income on a monthly basis. Portfolio investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Portfolio.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Portfolio’s limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INVESTMENT COMPANIES. With respect to the investments of the Portfolio in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to exemptive orders, these limits will not apply to the investment of securities lending collateral by the Portfolio in certain investment company portfolios advised by Northern Trust. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market portfolios whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market portfolio that (i) limits its investments to those in which a money market portfolio may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Portfolio in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by Securities and Exchange Commission (“SEC”) orders. The Portfolio may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Portfolio’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Portfolio’s investment in ETFs without regard to any consideration received by the Portfolio or any of its affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Portfolio in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Portfolio may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

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To the extent consistent with its investment objective and strategies, the Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, the Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above, there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with its investment objective and strategies, the Portfolio also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. The Portfolio may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Portfolio’s maturity requirement. The Portfolio also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where

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the Portfolio obtains at the time of purchase the right to put the bonds back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold long-term put bonds on which defaults occur following acquisition by the Portfolio.

The Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Portfolio also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Portfolio and the Portfolio’s liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolio’s investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Portfolio may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of the Portfolio’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to the Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Portfolio may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation

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based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the Portfolio to invest more than 25% of the value of its total assets in municipal instruments whose issuers are located in the same state.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, the Portfolio may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Portfolio, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value (“NAV”) per share.

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STRUCTURED SECURITIES. To the extent consistent with its investment strategies, the Portfolio may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. The Portfolio, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with its investment objective and strategies, the Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”), where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Portfolio, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to

14

meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolio’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The Portfolio will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolio. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

Variable and floating rate instruments that may be purchased by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolio may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor’s® Ratings Services (“S&P”), Dominion Bond Rating Service Limited (“Dominion”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON BONDS. To the extent consistent with its investment objective and strategies, the Portfolio may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares as described in “Description of Shares” on page 38.

The Portfolio may not:

(1)	Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

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(2)	Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

(3)	Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)	Invest in companies for the purpose of exercising control or management.

(5)	Act as underwriter of securities, except as the Portfolio may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6)	Make any investment inconsistent with the Portfolio’s classification as a diversified investment company under the 1940 Act.

(7)	Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(8)	Borrow money, except that to the extent permitted by applicable law (a) the Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolio may purchase securities on margin. If due to market fluctuations or other reasons the Portfolio’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

(9)	Notwithstanding any of the Trust’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

For the purposes of Restriction Nos. 1 and 8 above, the Portfolio expects that it would be required to file an exemptive application with the SEC and receive the SEC’s approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolio had not filed such an exemptive application.

In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of U.S. banks is subject to the requirement that the U.S. parent of the foreign

16

branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as described in the Prospectus.

Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Portfolio may use any of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

Notwithstanding Restriction No. 8, the Portfolio intends to limit any borrowings to not more than 25% of the Portfolio’s total assets (including the amount borrowed).

The Portfolio intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of the Portfolio’s total assets at the time of purchase, except that 25% of the value of the total assets of the Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a “Guarantee”) does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, the Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that the Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Portfolio will limit its investments in securities not subject to a Guarantee that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities (as defined by Rule 2a-7 under the 1940 Act) (“Second Tier Securities”), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio’s total assets or $1 million, whichever is greater, measured at the time of purchase.

Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction No. 8) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 8, the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

In addition to the foregoing, the Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Portfolio’s shareholders. The policy provides that neither the Portfolio nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Portfolio Representative”) will disclose the Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Portfolio’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Portfolio. Under the policy, neither the Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third

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parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Portfolio’s publicly accessible Web site. Information posted on the Portfolio’s Web site may be separately provided to any person commencing the day after it is first published on the Portfolio’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolio, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates; the Portfolio’s independent registered public accounting firm; the Portfolio’s custodian; the Portfolio’s legal counsel; the Portfolio’s financial printer - R.R. Donnelley & Sons Company; the Portfolio’s proxy voting service, RiskMetrics Group; and the following rating and ranking organizations: S&P and Moody’s. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Portfolio seeking portfolio securities trading recommendations. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Portfolio currently publishes on its Web site, northerninstutionalfunds.com, complete portfolio holdings as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings also are currently disclosed through required filings with the SEC. The Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio’s fiscal year). Shareholders may obtain the Portfolio’s Forms N-CSR and N-Q filings on the SEC’s Web site at sec.gov. In addition, the Portfolio’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

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ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Institutional Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 65 portfolios in the Northern Funds Complex – Northern Institutional Funds offers 24 portfolios and Northern Funds offers 41 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1) , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications products company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 1994	• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993; • Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;	• None

• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

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NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1) , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Sharon Gist Gilliam Age: 65	• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;	• None
Trustee since 2001	• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

Sandra Polk Guthman Age: 65	• CEO of Polk Bros. Foundation (an Illinois not-for- profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None
Trustee since 1997

Michael H. Moskow Age: 71 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.; • Taylor Capital Group, Inc.

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 1982 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios);

• Goldman Sachs Closed- End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management – America, 2007;

•   Board member, University of Wisconsin – Eau Claire Foundation from 2006 to present.

• GATX Corporation

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

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INTERESTED TRUSTEES

NAME, ADDRESS (1) , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4)	• Director of Northern Trust Global Advisors, Inc. since May 2008;	• None
Age: 52	• Chairman of Northern Trust Investments, N.A. since March 2008;
Trustee since 2008	• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;
• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;
• Executive Vice President of Northern Trust Corporation since October 2003;
• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;
• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;
• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 38 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002

.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

(1)	Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103- 6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, Northern Funds Distributors, LLC (“NFD”) and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with its governance of the Portfolio: Audit, Governance and Valuation.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended November 30, 2008, the Audit Committee convened five times.

The Governance Committee consists of four members: Mses. Guthman (Chairperson) and Gilliam and Messrs. Moskow and Strubel (ex officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO. During the fiscal year ended November 30, 2008, the Governance Committee convened five times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolio’s Prospectus and should be directed to the attention of Northern Institutional Funds Governance Committee.

The Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Condon, Potter and Strubel (ex officio) and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust’s non-money market Portfolios in accordance with the Trust’s valuation procedures. During the fiscal year ended November 30, 2008, the Valuation Committee convened six times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolio are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners (“Customers”). For this reason, the Trustees may not make direct investments in the Portfolio. The following table shows the dollar range of shares owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

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Information as of December 31, 2008

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Bax	None	$50,001 - $100,000
Edward J. Condon, Jr.	None	Over $100,000
Sharon Gist Gilliam	None	None
Sandra Polk Guthman	None	Over $100,000
Michael H. Moskow	None	Over $100,000
Stephen N. Potter	None	Over $100,000
Mary Jacobs Skinner	None	$50,001 - $100,000
Richard P. Strubel	None	Over $100,000
Casey J. Sylla	None	Over $100,000

*	The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2008, Northern Institutional Funds offered 24 portfolios and Northern Funds offered 41 portfolios.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2008:

	Prime Obligations Portfolio	Total Compensation from Fund Complex (including the Portfolio) (3)
William L. Bax	$9,763	$177,500
Edward J. Condon, Jr.	9,625	175,000
Sharon Gist Gilliam	8,250	150,000
Sandra Polk Guthman	9,900	180,000
Michael H. Moskow	8,250	150,000	(4)
Michael E. Murphy(1)	9,625	175,000
Stephen N. Potter(2)	N/A	N/A
Mary Jacobs Skinner	8,250	150,000	(5)
Richard P. Strubel	11,688	212,500
Casey J. Sylla	8,250	150,000

(1)	Mr. Murphy served as a Trustee of the Fund Complex until December 31, 2008.
(2)	As an “interested” Trustee, who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his service.
(3)	As of December 31, 2008, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (24 portfolios) and Northern Funds (41 portfolios).
(4)	For the fiscal year ended November 30, 2008, Mr. Moskow elected to defer $150,000 of $150,000 total compensation, of which Mr. Moskow earned $1,171.44 in accrued interest.
(5)

For the fiscal year ended November 30, 2008, Ms. Skinner elected to defer $75,000 of $150,000 total compensation, of which Ms. Skinner earned $6,830.28 in accrued interest from previous years’ deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Northern Institutional Funds Diversified Assets

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Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Mses. Hill and Palmersheim and Messrs. Crabill, Grossman, Meacham, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern Trust Investments, N.A. (“NTI” or “Investment Adviser”), a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank, serves as the Investment Adviser of the Portfolio. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as “Northern Trust.”

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

Northern Trust is one of the nation’s largest providers of trust and investment management services and one of the largest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees’ Beneficiary Associations (“VEBA”) and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2008, it had assets under custody of $3.0 trillion, and assets under investment management of $558.8 billion.

Under the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Portfolio. The Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Institutional Funds). In making investment recommendations for the Portfolio, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Portfolio’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Portfolio from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

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The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees, and the initial shareholder of the Trust.

In connection with portfolio transactions for the Portfolio, which are generally done at a net price without a broker’s commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other fiduciary or agency accounts managed by it, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such investment portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Portfolio or the amount of the securities that are able to be sold for the Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

The Prospectus describes the compensation payable by the Portfolio to the Investment Adviser for its investment advisory services.

Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolio until June 30, 2009, and the Custodian Agreement and the Transfer Agency Agreement (discussed below) will continue in effect with respect to the Portfolio until April 30, 2010 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio (as defined below under “Description of Shares”). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days’ written notice.

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.15% (expressed as a percentage of the Portfolio’s average daily net assets). For the fiscal year ended November 30, 2008, the Investment Adviser received advisory fees in the amount of 0.10%. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

For the fiscal year ended November 30 as indicated, the amount of advisory fees incurred by the Portfolio (after fee waivers) was as follows:

	2008	2007	2006
Prime Obligations Portfolio	$3,282,710	$4,490,192	$1,352,448

If such waiver were not in effect, the advisory fees incurred by the Portfolio would have been:

	2008	2007	2006
Prime Obligations Portfolio	$4,919,491	$6,739,264	$2,028,678

Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g.,

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account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolio, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolio. This fee, which is borne solely by the Shares Class of the Portfolio and not by the Portfolio’s other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. The Transfer Agent’s affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974 (“ERISA”)) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolio.

As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily NAV of the outstanding Service Shares of the Portfolio; and (ii) 0.02% of the average daily NAV of the outstanding Premier Shares of the Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent’s affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict of interest restrictions under state and federal law (including ERISA) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolio.

For the fiscal year ended November 30 as indicated, the amount of transfer agency fees incurred by the Portfolio was as follows:

	2008	2007	2006
Prime Obligations Portfolio	$58,724	$60,465	$31,525

Under its Custodian Agreement with the Trust, TNTC (i) holds the Portfolio’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio’s investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct. The Custodian has entered into

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agreements with financial institutions and depositories located in foreign countries with respect to the custody of foreign securities.

As compensation for the services rendered to the Trust by the Custodian with respect to the Portfolio and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for the Portfolio, plus (ii) 1/100th of 1% annually of the Portfolio’s average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

The Custodian’s fees under the Custodian Agreement are subject to reduction based on the Portfolio’s daily uninvested U.S. cash balances (if any).

For the fiscal year ended November 30 as indicated, the amount of custodian fees incurred by the Portfolio was as follows:

	2008	2007	2006
Prime Obligations Portfolio	$409,804	$217,250	$116,105

TNTC and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolio is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which TNTC or an affiliate is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolio to pursue its investment objective.

In the Advisory Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Advisory Agreement is no longer in effect, the Trust will cease using the name “Northern.”

BROKERAGE TRANSACTIONS

For the fiscal years ended November 30, 2008, 2007 and 2006, all portfolio transactions for the Portfolio were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolio. Purchases by the Portfolio from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

During the fiscal year ended November 30, 2008, the Portfolio acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Portfolio Acquired and Sold Securities	Parent Company Name (if applicable)	As of November 30, 2008 the Portfolio Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$150,000,000
Citigroup, Inc.	N/A	$140,000,000
Credit Suisse First Boston Corp.	N/A	$0
Deutsche Bank, AG	N/A	$400,000,000
JP Morgan Chase	N/A	$99,814,000
UBS Securities, Inc.	N/A	$75,000,000

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CONFLICTS OF INTEREST

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Institutional Fund portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Portfolio. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interests of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates, or other portfolios or accounts managed by the Investment Adviser or its affiliates. For example, other portfolios or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or portfolio managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or portfolio managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or portfolio managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other portfolios or accounts managed by them may adversely impact the Portfolio, and actions taken by the Portfolio may benefit the Investment Adviser or its affiliates or its other portfolios or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Portfolio. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than a separately identifiable charge to the Portfolio. These payments may compensate Intermediaries for, among other things: marketing the Portfolio; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolio. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Portfolio. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolio.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer

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in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:

•	repeal existing classified boards and elect directors on an annual basis;
•	adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	lower supermajority shareholder vote requirements for mergers and other business combinations;
•	increase common share authorizations for a stock split;
•	implement a reverse stock split; and
•	approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans.

The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:

•	classify the board of directors;
•	require that poison pill plans be submitted for shareholder ratification;
•	adopt dual class exchange offers or dual class recapitalizations;
•	require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Portfolio. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

        The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Portfolio. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guideline based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking

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instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations or for the Portfolio. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

This summary of the Investment Adviser’s Proxy Voting Policies and Proxy Guidelines is also posted in the resources section of the Trust’s Web site, northerninstitutionalfunds.com. You may also obtain, upon request and without charge, a paper copy of the Investment Adviser’s Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 800-595-9111.

Information regarding how the Portfolio voted proxies, if any, relating to portfolio securities for the most recent 12 month period ended June 30 will be available, without charge, upon request, by contacting the Investment Adviser at 800-595-9111 or by visiting the SEC’s Web site, sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as Administrator for the Portfolio under an Administration Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Portfolio’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets. NTI, as a Administrator, has agreed to reimburse the Portfolio for its expenses (including administration fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Other Operating Expenses”) that exceed on an annualized basis 0.10% of the Portfolio’s average daily net assets. In addition, NTI as Administrator has voluntarily agreed to reimburse an additional 0.05% of the Portfolio’s other operating expenses.

Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as Co-Administrators (the “Co-Administrators”) for the Portfolio under a Co-Administration Agreement with the Trust. The Portfolio paid a Co-Administration fee to NTI, which, in turn, paid of portion of the fee to PNC.

For the fiscal years ended November 30 as indicated below, the Co-Administrators received fees under the Co-Administration Agreement, with respect to the Portfolio, in the amount of:

	2008	2007	2006
Prime Obligations Portfolio	$3,282,710	$4,490,192	$1,352,448

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Additionally, for the fiscal years ended November 30 as indicated below, NTI as Co-Administrator contractually reimbursed the Portfolio for its expenses reducing administration fees in the amount of:

	2008	2007	2006
Prime Obligations Portfolio	$2,542,667	$640,895	$299,742

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2009, and thereafter for successive one-year terms with respect to the Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Portfolio (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The Administrator also may terminate the Administration Agreement at any time without penalty on at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith, negligence or reckless disregard of the Administrator, or the Administrator’s breach of confidentiality.

The Trust also has entered into a Distribution Agreement under which NFD, with principal offices at 10 High Street, Suite 302, Boston, MA 02110, as agent, sells shares of the Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Boston, Massachusetts, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under the License Agreement with NFD, Northern Trust Corporation agrees that the name “Northern Institutional Funds” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Institutional Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name “Northern Institutional Funds.”

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698 serves as counsel to the Trust.

Ernst & Young LLP, an independent registered public accounting firm, 233 South Wacker Drive, Chicago, Illinois 60606, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of the Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although the Portfolio generally will redeem shares in cash, the Portfolio reserves the right to pay redemptions by

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a distribution in-kind of securities (instead of cash) from the Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

ACCOUNT FEES AND CHARGES

Shares of the Portfolio are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, Northern Trust and other institutions (“Institutions”) may charge their Customers for services provided in connection with their investments.

The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers’ account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

Except as set forth above and in this Additional Statement, the Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolio’s shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

PERFORMANCE INFORMATION

You may call 800-637-1380 to obtain the current 7-day yield and other performance information or visit northerninstitutionalfunds.com.

Performance reflects expense limitations, fee waivers and reductions or reimbursements, as previously discussed in this Additional Statement. If such expense limitations, fee waivers, reductions and reimbursements were not in place, the Portfolio’s performance would have been reduced.

The performance of a class of shares of the Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of the Portfolio.

From time to time, the Portfolio may advertise its “yields” and “effective yields.” Yield and effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then “annualized.” That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

In arriving at such quotations as to “yield,” the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share, Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

“Effective yield” is calculated similarly but, when annualized, the net investment income earned by an investment

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in the Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “effective yield” with respect to the Shares, Service Shares and Premier Shares of the Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Quotations of yield and effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in Shares, Service Shares and Premier Shares of the Portfolio are not reflected in the calculation of yields for the Portfolio.

The annualized yield of the Portfolio for the seven-day period ended November 30, 2008 was as follows:

	Yield	Effective Yield
Prime Obligations Portfolio	0.82%	0.82%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See “Additional Trust Information - Investment Adviser, Transfer Agent and Custodian” and “Additional Trust Information—Administrator and Distributor.” In the absence of such fee reductions and expense limitations, the annualized yield of the Portfolio for the same seven-day period would have been as follows:

	Yield	Effective Yield
Prime Obligations Portfolio	0.69%	0.69%

The Portfolio’s yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. The Portfolio’s yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week’s income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining yield.

The Portfolio may also quote from time to time the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

NET ASSET VALUE

As stated in the Prospectus, the Portfolio seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

        Under Rule 2a-7, the Trust’s Board of Trustees, in supervising the Trust’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolio’s investment objective, to stabilize the NAV of the Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodic monitoring of the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes, which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the

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event the Market Value Difference of the Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by the Portfolio, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio’s capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that the Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectus. The Rule also requires that the Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires the Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

Northern Trust Corporation (the “Support Provider”), an affiliate of the Investment Adviser, has entered into a Capital Support Agreement, as amended, with the Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to the Portfolio in order to prevent any realized losses from the disposition of certain defaulted securities specified in the Agreement (“Covered Securities”). The amount the Support Provider could be required to contribute under the Agreement is $30 million for the Portfolio (the “Maximum Contribution Amount”). The Maximum Contribution Amount may be increased as agreed by the Trust and the Support Provider. The contribution obligation under the Agreement is subject to certain conditions and restrictions. The obligation to contribute under the Agreement terminates no later than November 6, 2009 or earlier upon the payment of the Maximum Contribution Amount, upon the Portfolio no longer holding the Covered Securities, or the Support Provider having made all capital contributions required following a change in the short-term credit ratings of the Support Provider such that its obligations no longer qualify as “first tier” securities under Rule 2a-7 (each, a “Termination Event”). The Portfolio is required to sell any Covered Securities (as defined below) on the business day immediately prior to November 6, 2009 or promptly following any change in the short-term credit ratings of the Support Provider such that its obligations no longer qualify as “first tier” securities under Rule 2a-7; provided that the Portfolio is not required to complete any such sale if the sale would not result in the payment of a capital contribution. In addition, the Board may cause the Portfolio to sell any Covered Securities and obligate the Support Provider to make a cash contribution to the Portfolio (up to the Maximum Contribution Amount) if the Board determines that the Maximum Contribution Amount specified in the Agreement would not be sufficient and that disposition of the Covered Securities is in the best interest of the Portfolio.

Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Loss (as defined below). A “Loss” is a loss arising from a disposition of the Covered Securities at less than their amortized cost. The Portfolio may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of the Portfolio in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Portfolio calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Portfolio. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount. Subject to any regulatory requirements, the terms of the Agreement, including the events constituting a Termination Event, may be modified from time to time.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly alter the conclusions expressed herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION

The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Portfolio intends to comply with these requirements. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year the Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in certain financial instruments including futures contracts and options, that may be engaged in by the Portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as

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ordinary income.

In addition, in the case of any shares of a PFIC in which the Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisors with specific reference to their own tax situation, including the application of state and local taxes.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s twenty-four existing series, which represent interests in the Trust’s twenty-four respective portfolios and are discussed in separate Statements of Additional Information. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in the Portfolio: Shares, Service Shares and Premier Shares. As of the date of this Additional Statement, no Premier Shares of the Portfolio are issued and outstanding.

Under the terms of the Trust Agreement, each share of the Portfolio is without par value, which represents a proportionate interest in the Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of the Portfolio, shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “About Your Account” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolio are not issued.

The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust normally are allocated in proportion to the NAV of the respective investment portfolio except where allocations of direct expenses can otherwise be fairly made.

The Portfolio and other Portfolios of the Trust entitled to vote on a matter will vote in the aggregate and not by Portfolio, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Portfolio.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the investment portfolio affected by the matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio.

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However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes have equal voting rights except that only shares of the particular class(es) affected by the matter will be entitled to vote on such matters (e.g., matters relating to shareholder servicing expenses and transfer agency fees that are payable by that class).

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

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The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

The term “majority of the outstanding shares” of either the Trust or the Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

As of March 2, 2009, substantially all of the Portfolio’s outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolio. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 1% of the Trust’s outstanding shares. As of the same date, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of the Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60603) beneficially owned five percent or more of the outstanding shares of the Portfolio’s classes as of March 2, 2009:

Prime Obligations Portfolio - Shares	Number of Shares	% of Portfolio
PWC TNT Money Market-DV	408,235,069.55	20.1%
Packard FDN – Cash Account	357,499,706.21	17.6%
Provident Trust Company	181,471,534.16	8.9%
Trust Co of Toledo – Local & Co	102,222,406.24	5.0%

Prime Obligations Portfolio - Service	Number of Shares	% of Portfolio
Old Second National Bank	74,134,207.20	55.0%
First Interstate Wealth Management	21,979,975.19	16.3%
First Mid-Illinois Bank & Trust	16,339,734.65	12.1%
Downers Grove National Bank	11,505,763.32	8.5%
Investors Independent Trust Co	10,618,690.75	7.8%

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To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of the Portfolio, such shareholder may be deemed a “control person” of the Portfolio for purposes of the 1940 Act.

SERVICE PLAN

The Trust has adopted a Service Plan (the “Plan”) with respect to the Service Shares and Premier Shares of the Portfolio. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of the Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of (i) administrative support services performed and expenses incurred in connection with the Portfolio’s Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with the Portfolio’s Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily NAV of the Service Shares and Premier Shares of the Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily NAV of the Premier Shares of the Portfolio. Northern Trust will determine the amount of the service agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, “Servicing Agents”) and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The service agent fees payable pursuant to this Plan shall not pertain to services or expenses, which are primarily intended to result in the sales of Service Shares and Premier Shares.

Payments of the service agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of the Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of the Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of the Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of the Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute “personal and account maintenance services” within the meaning of the Financial Institutions Regulatory Authority, Inc.’s Conduct Rules. Payments of the service agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern Trust and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, the Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of the Portfolio then in existence was as follows:

	2008	2007	2006
Prime Obligations Portfolio
Service Class	$290,435	$382,445	$294,454
Premier Class	$330,703	$130,249	$66,042

Conflict of interest restrictions (including ERISA) may apply to a Servicing Agent’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for the Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 19, 2009.

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The Plan and related agreements will remain in effect until April 30, 2010 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days’ written notice to any other party to the agreement. Each service agreement will terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Portfolio and holders of Service and Premier Shares of the Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, an independent registered public accounting firm, contained in the annual report to the Portfolio’s shareholders for the fiscal year ended November 30, 2008 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Portfolio Performance,” are incorporated by reference herein. Copies of the Semiannual Report and Annual Report may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Institutional Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-637-1380 (toll-free).

OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Portfolio’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

PART C: OTHER INFORMATION

ITEM 23.	EXHIBITS

The following exhibits are incorporated herein by reference to:

Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”)

(Accession No. 0000950130-96-001086),

Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471),

Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862),

Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-000216),

Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030),

Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 0000950131-99-000461),

Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333),

Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000927405-00-000027),

Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950131-00-002147),

Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950131-01-000262),

Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950131-01-000510),

Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950131-01-001670),

Post-Effective Amendment No. 49 to such Registration Statement (Accession No. 0000940180-02-000170),

Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000940180-02-000671),

Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950131-03-001758),

Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950131-03-002944),

Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0001193125-04-052241),

Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0001193125-05-014394),

Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0001193125-05-065102),

Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0001193125-06-068444),

Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0001193125-07-070533),

Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0001193125-08-014509),

Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0001193125-08-057595),

Post-Effective Amendment No. 61 to such Registration Statement (Accession No. 0001193125-08-181539), and

Amendment No. 50 under the Investment Company Act of 1940 to the Registration Statement

(Accession No. 0000950131-01-502545):

(a) (1)	Agreement and Declaration of Trust dated July 1, 1997 filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A, filed on January 16, 1998 (Accession No.0000950131-98-00216) (“PEA No. 36”).

(2)	Amendment No. 1 dated February 25, 1998 to the Agreement and Declaration of Trust filed as Exhibit (a)(2) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on February 1, 1999 (Accession No. 0000950131-99-000461) (“PEA No. 39”).

(3)	Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust filed as Exhibit (a)(3) to PEA No. 39.

(4)	Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust filed as Exhibit (a)(4) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed on October 14, 1999 (Accession No. 0000927405-99-000333) (“PEA No. 41”).

(5)	Amendment No. 4 dated January 24, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(5) to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A, filed on January 28, 2000 (Accession No. 0000927405-00-000027) (“PEA No. 43”).

(6)	Amendment No. 5 dated May 2, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(6) to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2001 (Accession No. 0000950131-01-000262) (“PEA No. 46”).

(7)	Amendment No. 6 dated November 1, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(7) to PEA No. 46.

(8)	Amendment No. 7 dated July 26, 2001 to the Agreement and Declaration of Trust filed as Exhibit (a)(8) to Amendment No. 50 under the Investment Company Act of 1940 to the Registration Statement, filed on July 31, 2001 (Accession No. 0000950131-01-502545) (“Amendment No. 50”).

(9)	Amendment No. 8 dated April 29, 2003 to the Agreement and Declaration of Trust filed as Exhibit (a)(9) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on March 29, 2004 (Accession No. 0001193125-04-052241) (“PEA No. 53”).

(10)	Amendment No. 9 dated May 6, 2005 to the Agreement and Declaration of Trust filed as Exhibit (a)(10) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on March 30, 2006 (Accession No. 0001193125-06-068444) (“PEA No. 56”).

(11)	Amendment No. 10 dated November 3, 2006 to the Agreement and Declaration of Trust filed as Exhibit (a)(11) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on March 30, 2007 (Accession No. 0001193125-07-070533) (“PEA No. 57”).

(12)	Amendment No. 11 dated May 9, 2008 to the Agreement and Declaration of Trust filed as Exhibit (a)(12) to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, filed on August 20, 2008 (Accession No. 0001193125-08-181539) (“PEA No. 61”).

(13)	Amendment No. 12 dated September 24, 2008 to the Agreement and Declaration of Trust is filed herewith.

(b) (1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(2) to PEA No. 46.

(2)	Amendment No. 1 adopted July 29, 2003 to the Amended and Restated By-Laws filed as Exhibit (b)(2) to PEA No. 53.

(3)	Amendment No. 2 adopted April 27, 2004 to the Amended and Restated By-Laws filed as Exhibit (b)(3) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, filed on January 28, 2005 (Accession No. 0001193125-05-014394) (“PEA No. 54”).

(4)	Amendment No. 3 adopted July 27, 2004 to the Amended and Restated By-Laws filed as Exhibit (b)(4) to PEA No. 54.

(5)	Amendment No. 4 adopted February 14, 2008 to the Amended and Restated By-Laws filed as Exhibit (b)(5) to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A, filed on March 14, 2008 (Accession No. 0001193125-08-057595) (“PEA No. 59”).

(c)	Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated July 1, 1997 filed as Exhibit 1 to PEA No. 36.

(d) (1)	Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the “Investment Advisory Agreement”) filed as Exhibit (d)(1) to PEA No. 39.

(2)	Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(2) to PEA No. 39.

(3)	Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(3) to PEA No. 39.

(4)	Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(4) to PEA No. 39.

(5)	Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(5) to PEA No. 39.

(6)	Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(6) to PEA No. 39.

(7)	Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(7) to PEA No. 39.

(8)	Addendum No. 7 dated October 5, 1999 to the Investment Advisory Agreement filed as Exhibit (d)(8) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on January 29, 2002 (Accession No. 0000940180-02-000170) (“PEA No. 49”).

(9)	Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. filed as Exhibit (d)(8) to PEA No. 39.

(10)	Assumption Agreement dated January 1, 2001 between the Registrant, The Northern Trust Company and Northern Trust Investments, Inc. filed as Exhibit (d)(9) to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A, filed on January 29, 2001 (Accession No. 0000950131-01-000510) (“PEA No. 47”).

(11)	Assumption Agreement dated May 2, 2001 between the Registrant, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(12) to PEA No. 49.

(12)	Assumption Agreement dated April 1, 2002 between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(15) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on March 29, 2002 (Accession No. 0000940180-02-000671) (“PEA No. 50”).

(13)	Assumption Agreement dated August 3, 2007 between Northern Trust Investments, N.A. and Northern Trust Global Investments Limited filed as Exhibit (d)(19) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, filed on January 29, 2008 (Accession No. 0001193125-08-014509)(“PEA No. 58”).

(14)	Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(13) to PEA No. 50.

(15)	Fee Reduction Commitment dated March 1, 2005 by Northern Trust Investments, N.A. filed as Exhibit (d)(15) to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A, filed on March 30, 2005 (Accession No. 0001193125-05-065102)(“PEA No. 55”).

(16)	Fee Reduction Commitment dated February 17, 2006 by Northern Trust Investments, N.A. filed as Exhibit (d)(16) to PEA No. 56.

(17)	Investment Advisory Agreement dated March 1, 2001 between the Registrant and Northern Trust Investments, Inc. filed as Exhibit (d)(10) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A, filed on March 30, 2001 (Accession No. 0000950131-01-001670) (“PEA No. 48”).

(18)	Addendum No. 1 dated August 20, 2003 to the Investment Advisory Agreement between the Registrant and Northern Trust Investments, N.A. filed as Exhibit (d)(16) to PEA No. 53.

(19)	Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. filed as Exhibit (d)(14) to PEA No. 50.

(20)	Amended and Restated Investment Advisory Agreement dated January 29, 2008 between the Registrant and Northern Trust Global Investments Ltd. and Northern Trust Investments, N.A. filed as Exhibit (d)(12) to PEA No. 59.

(21)	Amendment No. 1 dated May 9, 2008 to the Amended and Restated Investment Advisory Agreement between the Registrant and Northern Trust Global Investments Ltd. and Northern Trust Investments, N.A. on behalf of the Large Cap Index Portfolio filed as Exhibit (d)(13) to PEA No. 61.

(22)	Amendment No. 2 dated September 24, 2008 to the Amended and Restated Investment Advisory Agreement between the Registrant and Northern Trust Global Investments Ltd. and Northern Trust Investments, N.A. on behalf of the Treasury Portfolio is filed herewith.

(23)	Fee Reduction Commitment dated February 15, 2008 by Northern Trust Investments, N.A. filed as Exhibit (d)(19) to PEA No. 59.

(e) (1)	Distribution Agreement dated January 1, 2009 between the Registrant and Northern Funds Distributors, LLC is filed herewith.

(f)	Not applicable.

(g) (1)	Custodian Agreement dated June 8, 1992 between the Registrant and The Northern Trust Company filed as Exhibit 8 to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, filed on March 27, 1998 (Accession No. 0000950131-98-002030) (“PEA No. 38”).

(2)	Addendum No. 1 dated January 8, 1993 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(a) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, filed on March 29, 1996 (Accession No. 0000950130-96-001086) (“PEA No. 31”).

(3)	Addendum No. 2 dated July 1, 1993 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(b) to PEA No. 31.

(4)	Addendum No. 3 dated October 8, 1996 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(c) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 1997 (Accession No. 0000950130-97-002471) (“PEA No. 34”).

(5)	Addendum No. 4 dated April 22, 1997 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A, filed on September 29, 1997 (Accession No. 0000950131-97-005862) (“PEA No. 35”).

(6)	Addendum No. 5 dated December 1, 1997 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(e) to PEA No. 38.

(7)	Addendum No. 6 dated January 27, 1998 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(f) to PEA No. 38.

(8)	Addendum No. 7 dated March 31, 1998 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(8) to PEA No. 39.

(9)	Addendum No. 8 dated October 5, 1999 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(14) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on March 29, 2000 (Accession No. 0000950131-00-002147) (“PEA No. 44”).

(10)	Addendum No. 9 dated March 1, 2001 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(15) to PEA No. 48.

(11)	Addendum No. 10 dated July 31, 2001 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(11) to PEA No. 49.

(12)	Addendum No. 11 dated October 30, 2001 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(12) to PEA No. 49.

(13)	Addendum No. 12 dated April 29, 2003 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(19) to PEA No. 53.

(14)	Addendum No. 13 dated July 29, 2003 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(20) to PEA No. 53.

(15)	Addendum No. 14 dated May 9, 2008 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(15) to PEA No. 61.

(16)	Addendum No. 15 dated September 24, 2008 to the Custodian Agreement between the Registrant and The Northern Trust Company is filed herewith.

(17)	Foreign Custody Agreement between the Registrant and The Northern Trust Company dated March 1, 1994 filed as Exhibit 8(g) to PEA No. 38.

(18)	Addendum No. 1 dated January 22, 1997 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(f) to PEA No. 34.

(19)	Addendum No. 2 dated January 27, 1998 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(i) to PEA No. 38.

(20)	Addendum No. 3 dated March 31, 1998 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(12) to PEA No. 39.

(21)	Addendum No. 4 dated October 30, 2001 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(17) to PEA No. 49.

(22)	Addendum No. 5 dated July 29, 2003 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(21) to PEA No. 53.

(23)	Foreign Custody Monitoring Agreement dated May 1, 2001 between the Registrant and The Northern Trust Company filed as Exhibit (g)(18) to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A, filed on March 28, 2003 (Accession No. 0000950131-03-001758) (“PEA No. 51”).

(h) (1)	Revised and Restated Transfer Agency Agreement dated January 8, 1993 between the Registrant and The Northern Trust Company filed as Exhibit 9(a) to PEA No. 38.

(2)	Addendum No. 1 dated July 1, 1993 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(b) to PEA No. 31.

(3)	Addendum No. 2 dated March 25, 1994 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(c) to PEA No. 31.

(4)	Addendum No. 3 dated January 22, 1997 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(d) to PEA No. 34.

(5)	Addendum No. 4 dated April 22, 1997 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(e) to PEA No. 35.

(6)	Addendum No. 5 dated January 27, 1998 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(f) to PEA No. 38.

(7)	Addendum No. 6 dated March 31, 1998 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(8) to PEA No. 39.

(8)	Addendum No. 7 dated October 5, 1999 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(12) to PEA No. 44.

(9)	Addendum No. 8 dated March 1, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(13) to PEA No. 48.

(10)	Addendum No. 9 dated July 31, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(12) to Amendment No. 50.

(11)	Addendum No. 10 dated October 30, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(11) to PEA No. 49.

(12)	Addendum No. 11 dated August 20, 2003 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(12) to PEA No. 53.

(13)	Addendum No. 12 dated February 17, 2006 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(13) to PEA No. 56.

(14)	Addendum No. 13 dated May 9, 2008 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(14) to PEA No. 61.

(15)	Addendum No. 14 dated September 24, 2008 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company is filed herewith.

(16)	Shareholder Servicing Plan for Class C and D Shares dated April 27, 1993, as amended on October 5, 1999 and filed as Exhibit (h)(9) to PEA No. 43 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(13) to PEA No. 53.

(17)	Service Plan for the Service and Premier Classes of Shares dated January 27, 1998, as amended on February 2, 2001 and filed as Exhibit (h)(10) to PEA No. 48 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(14) to PEA No. 53.

(18)	Administration Agreement dated January 1, 2009 between the Registrant and Northern Trust Investments, N.A. is filed herewith.

(i)	Opinion of Drinker Biddle & Reath LLP is filed herewith.

(j) (1)	Consent of Drinker Biddle & Reath LLP is filed herewith.

(2)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l) (1)	Subscription Agreement dated December 8, 1982 with Goldman, Sachs & Co. filed as Exhibit 13 to PEA No. 38.

(2)	Amendment No. 1 dated May 16, 1983 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(a) to PEA No. 38.

(3)	Amendment No. 2 dated May 19, 1983 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(b) to PEA No. 38.

(4)	Amendment No. 3 dated October 25, 1985 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(c) to PEA No. 38.

(5)	Purchase Agreement dated May 9, 2008 between the Registrant and Eric K. Schweitzer for shares of the Large Cap Index Portfolio filed as Exhibit (l)(5) to PEA No. 61.

(6)	Purchase Agreement dated September 24, 2008 between the Registrant and Eric K. Schweitzer for shares of the Treasury Portfolio is filed herewith.

(m)	Not applicable.

(n)	Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System filed as Exhibit (n)(1) to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on May 15, 2003 (Accession No. 0000950131-03-002944) (“PEA No. 52”).

(o)	Reserved.

(p) (1)	Amended Code of Ethics of the Trust adopted August 2, 2000, as revised February 11, 2005, filed as Exhibit (p)(1) to PEA No. 55.

(2)	Amended Code of Ethics of Northern Trust Investments, N.A. dated February 1, 2005 filed as Exhibit (p)(2) to PEA No. 55.

(3)	Amended Code of Ethics of Northern Trust Global Investments Limited dated September 13, 2006 filed as Exhibit (p)(4) to PEA No. 57.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Registrant is controlled by its Board of Trustees.

ITEM 25.	INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated July 1, 1997, as amended, provides for indemnification of the Registrant’s Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 7 of the Amended and Restated Investment Advisory Agreement dated January 29, 2008 between the Registrant and Northern Trust Global Investments Limited (on behalf of the International Growth Portfolio) and Northern Trust Investments, N.A. (on behalf of all Portfolios) provides for indemnification of Northern Trust Investments, N.A. and Northern Trust Global Investments Limited or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Amended and Restated Investment Advisory Agreement was filed as Exhibit (d)(12) to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Article 10 of the Administration Agreement dated January 1, 2009 among the Registrant and Northern Trust Investments, N.A. provides that the Registrant will indemnify Northern Trust Investments, N.A. (the “Administrator”) against all claims except those resulting from the willful misfeasance, bad faith, negligence or reckless disregard of the Administrator, or the Administrator’s breach of confidentiality. A copy of the Administration Agreement is filed herewith as Exhibit (h)(18) to this filing and is incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated January 1, 2009 between the Registrant and Northern Funds Distributors, LLC (“NFD“) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Paragraph 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement. A copy of the Distribution Agreement is filed herewith as Exhibit (e)(1) to this filing and is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank, serve as co-investment advisers of the International Growth Portfolio, and NTI serves as the investment adviser of each of the other Portfolios. NTI and NTGIL are each referred to as “Investment Adviser.” TNTC is a principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI and NTGIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

AbdulKarim, Walid T. Vice President	The Northern Trust Company	Vice President

Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

Allen, Darlene Vice President	The Northern Trust Company	Vice President

Alley, Brayton B. Vice President	The Northern Trust Company	Vice President

Alongi, David M. Vice President	The Northern Trust Company	Vice President

Atkins, Stephen G. Vice President	The Northern Trust Company	Vice President

Ayres, Scott R. Vice President	The Northern Trust Company	Vice President

Azar, Frederick A. Vice President	The Northern Trust Company	Vice President

Balon, Jr., Richard E. Senior Vice President	The Northern Trust Company	Senior Vice President

Bandar, Walid S. Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Baron, Tracy L. Vice President	The Northern Trust Company	Vice President

Barr, Andrea C. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Bartczyszyn, Michael S. Vice President	The Northern Trust Company	Vice President

Baskin, Jeremy M. Senior Vice President	The Northern Trust Company	Senior Vice President

Basso, Belinda M. Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Treasurer & Senior Vice President	The Northern Trust Company	Senior Vice President

Behar, Gregory S. Vice President	The Northern Trust Company	Vice President

Benson, Jacquelyn M. Vice President	The Northern Trust Company	Vice President

Bergson, Robert H. Senior Vice President	The Northern Trust Company	Senior Vice President

Blair, Timothy P. Vice President	The Northern Trust Company	Vice President

Bleecker, Ali K. Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Eric Vonn Vice President	The Northern Trust Company	Vice President

Brache, Robert P. Director, Executive Vice President and Chief Investment Officer	The Northern Trust Company	Executive Vice President

Briggs, Julia Bristow Vice President	The Northern Trust Company	Vice President

Brodeur, Stephen Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Browne, Kieran Vice President	The Northern Trust Company	Vice President

Buerckholtz, Elizabeth J. Vice President	The Northern Trust Company	Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Campbell, Jr., Richard C. Senior Vice President	The Northern Trust Company	Senior Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Carlson, Christopher W. Senior Vice President	The Northern Trust Company	Senior Vice President

Carlson, Mark D. Senior Vice President	The Northern Trust Company	Senior Vice President

Carlson, Robert A. Vice President	The Northern Trust Company	Vice President

Carriere-Jackson, Lisa R. Vice President	The Northern Trust Company	Vice President

Carroll, Keith D. Vice President	The Northern Trust Company	Vice President

Cary, Clinton S. Vice President	The Northern Trust Company	Vice President

Chico, Michael R. Vice President	The Northern Trust Company	Vice President

Clark, Richard L. Vice President	The Northern Trust Company	Vice President

Cohodes, Jeffrey D. Executive Vice President, Director and Chief Investment Officer	The Northern Trust Company	Executive Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Cole II, John Sterling Senior Vice President	The Northern Trust Company	Senior Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Costello, Joseph H. Vice President	The Northern Trust Company	Vice President

Cousins, Stephen J. Vice President	The Northern Trust Company	Vice President

Cristello, John P. Vice President	Northern Trust Securities, Inc.	Vice President

Cubeles, Alain Senior Vice President	The Northern Trust Company	Senior Vice President

Czochara, Susan C. Vice President	The Northern Trust Company	Vice President

D’Arienzo, Louis R. Vice President	The Northern Trust Company	Vice President

Danaher, James Vice President	The Northern Trust Company	Vice President

Dehnert, Mel Ann Vice President	The Northern Trust Company	Vice President

Dekhayser, Jordan D. Vice President	The Northern Trust Company	Vice President

Dennehy II, William Vice President	The Northern Trust Company	Vice President

Dering, Michael C. Vice President	The Northern Trust Company	Vice President

DeSantis, Philip S. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Devlin, Caroline E. Senior Vice President	The Northern Trust Company	Senior Vice President

Diehl, Jr., Joseph R. Senior Vice President	The Northern Trust Company	Senior Vice President

Domb, Anna Divinsky Vice President	The Northern Trust Company	Vice President

Doyle, Michael T. Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Drucker, Michael J. Vice President	The Northern Trust Company	Vice President

Duvall, Margret Eva Vice President	The Northern Trust Company	Vice President

Dwyer, Patrick E. Vice President	The Northern Trust Company	Vice President

Easow, Benjamin Vice President	The Northern Trust Company	Vice President

Edwards, Craig Steven Vice President	The Northern Trust Company	Vice President

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Eidson, Shannon L. Vice President	The Northern Trust Company	Vice President

Everett, Steven R. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Ewing, Peter K. Senior Vice President	The Northern Trust Company	Senior Vice President

Fausto, Rosa E. Vice President	The Northern Trust Company	Vice President

Fink, Gregory Senior Vice President	The Northern Trust Company	Senior Vice President

Fitchett, David B. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President

Flowers, Joseph J. Vice President	The Northern Trust Company	Vice President

Franklin, Carolyn D. Vice President	The Northern Trust Company	Vice President

Freitag, Lee R. Vice President	The Northern Trust Company	Vice President

Fronk, Christopher A. Senior Vice President	The Northern Trust Company	Senior Vice President

Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President

Geisler, Maria Vice President	The Northern Trust Company	Vice President

Gellen, Sophia S. Vice President	The Northern Trust Company	Vice President

Geller, Stephanie L. Senior Vice President	The Northern Trust Company	Senior Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Gerlach, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Goldenberg, Izabella Vice President	The Northern Trust Company	Vice President

Gossett, Mark C. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Graham, Katherine D. Senior Vice President	The Northern Trust Company	Senior Vice President

Gray, Robert S. Senior Vice President	The Northern Trust Company	Senior Vice President

Gregg, Laura Jean Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Senior Vice President	Northern Trust Securities, Inc.	Senior Vice President

Halter, Ann M. Vice President	The Northern Trust Company	Vice President

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Hammond, Scott Vice President	The Northern Trust Company	Vice President

Hance, Geoffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hare, William A. Vice President	The Northern Trust Company	Vice President

Harrell, Alec Vice President	The Northern Trust Company	Vice President

Harris, Nora J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Hausken, Philip Dale Senior Vice President	The Northern Trust Company	Senior Vice President

Hawkins, Sheri Barker Senior Vice President	The Northern Trust Company	Senior Vice President

Heckler, Jennifer A. Vice President	The Northern Trust Company	Vice President

Heppell, Robert G. Vice President	The Northern Trust Company	Vice President

Hest, Stefanie Jaron Vice President	The Northern Trust Company	Vice President

Hill, Susan Senior Vice President	The Northern Trust Company	Senior Vice President

Hockley, Jackson L. Senior Vice President	The Northern Trust Company	Senior Vice President

Holland, Jean-Pierre Vice President	The Northern Trust Company	Vice President

Honig, Bruce S. Vice President	The Northern Trust Company	Vice President

Hudson, Ylondia M. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Hynes, Daniel T. Vice President	The Northern Trust Company	Vice President

Inzunza, Richard J. Vice President	The Northern Trust Company	Vice President

Iwanicki, John W. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Jackson, John Vice President	The Northern Trust Company	Vice President

Jackson, Tamara L. Senior Vice President	The Northern Trust Company	Senior Vice President

Jacobs, Peter M. Senior Vice President	The Northern Trust Company	Senior Vice President

Jaeger, Christopher J. Vice President	The Northern Trust Company	Vice President

Jenkins, John Scott Vice President	The Northern Trust Company	Vice President

Johnson, Amy L. Vice President	The Northern Trust Company	Vice President

Johnston, Barbara M. Vice President	The Northern Trust Company	Vice President

Johnston, Lucia A. Vice President	The Northern Trust Company	Vice President

Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President

Kalis, David P. Senior Vice President	The Northern Trust Company	Senior Vice President

Kalp, Kathleen Senior Vice President	The Northern Trust Company	Senior Vice President

Kane, James P. Senior Vice President	The Northern Trust Company	Senior Vice President

Kanter, Ann F. Vice President	The Northern Trust Company	Vice President

Kay, Kendall Lee Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Kazaz, Tayfun Vice President	The Northern Trust Company	Vice President

Kenzer, David T. Vice President	The Northern Trust Company	Vice President

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Vice President	The Northern Trust Company	Vice President

Konstantos, John A. Vice President	The Northern Trust Company	Vice President

Kordalis, Konstantinos S. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Kovacs, Michael R. Vice President	The Northern Trust Company	Vice President

Krauter, Michael L. Vice President	The Northern Trust Company	Vice President

Kresnicka, Kevin R. Vice President	The Northern Trust Company	Vice President

Krieg, John L. Senior Vice President	The Northern Trust Company	Senior Vice President

Latella, Regina J. Vice President	The Northern Trust Company	Vice President

Leahey, Jodie Terese Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Letts, Heather M. Vice President	The Northern Trust Company	Vice President

Lewellyn, Dustin A. Vice President	The Northern Trust Company	Vice President

Loftus, Julie M. Vice President	The Northern Trust Company	Vice President

Logan, Lyle Director & Executive Vice President	The Northern Trust Company	Executive Vice President

Ludwig, Jeanne M. Vice President	The Northern Trust Company	Vice President

Lukic, Mary Vice President	The Northern Trust Company	Vice President

Lupi, Lisa Ann Vice President	The Northern Trust Company	Vice President

Lyne, Cary J. Senior Vice President	The Northern Trust Company	Senior Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Mancusi, Stella Assistant Treasurer, Vice President & Controller	The Northern Trust Company	Vice President

Maris, George P. Senior Vice President	The Northern Trust Company	Senior Vice President

Marshe, Daniel James Vice President	The Northern Trust Company	Vice President

Mastuantuono, Deborah A. Senior Vice President	The Northern Trust Company	Senior Vice President

Matteucci, Peter L. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

McCart, Mary Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McDougal Lisa M. Vice President	The Northern Trust Company	Vice President

McEldowney, Douglas J. Senior Vice President	The Northern Trust Company	Senior Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Meservey, Marilyn J. Assistant Treasurer & Vice President	The Northern Trust Company	Vice President

Mirante, John P. Vice President	The Northern Trust Company	Vice President

Misik, Timothy A. Vice President	The Northern Trust Company	Vice President

Mitchell, James L. Vice President	The Northern Trust Company	Vice President

Mooney, Melissa Mary Vice President	The Northern Trust Company	Vice President

Muench, Scott O. Vice President	Northern Trust Bank, N.A.	Vice President

Murphy, Shaun D. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Nass, Curtis A. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelson, Daniel J. Vice President	The Northern Trust Company	Vice President

Nelson, Eric D. Vice President	The Northern Trust Company	Vice President

Newman, Greg Vice President	The Northern Trust Company	Vice President

Nickey III, William M. Vice President	The Northern Trust Company	Vice President

O’Brien, Thomas E. Vice President	The Northern Trust Company	Vice President

O’Connor, Eileen M. Vice President	The Northern Trust Company	Vice President

Ortega, Leigh Ann Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Peron, Matthew Senior Vice President	The Northern Trust Company	Senior Vice President

Personette, Daniel Vice President	The Northern Trust Company	Vice President

Phelan, Daniel I. Vice President	The Northern Trust Company	Vice President

Pincus, Jonathan S. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Ofelia M. Vice President	The Northern Trust Company	Vice President

Potter, Stephen N. Director	The Northern Trust Company	Executive Vice President

Prezioso Babich, Nancy Vice President	The Northern Trust Company	Vice President

Pries, Katie D. Senior Vice President	The Northern Trust Company	Senior Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Vice President	The Northern Trust Company	Vice President

Rakvin, Chad M. Senior Vice President	The Northern Trust Company	Senior Vice President

Reeder, Brent D. Senior Vice President	The Northern Trust Company	Senior Vice President

Reller, Jacqueline R. Vice President	The Northern Trust Company	Vice President

Renaud, Donna Lee Senior Vice President	The Northern Trust Company	Senior Vice President

Richardson, Kristina Anne Vice President	The Northern Trust Company	Vice President

Robertson, Alan W. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Rocha, Heather Parkes Vice President	The Northern Trust Company	Vice President

Rocheleau, Duane Scott Senior Vice President	The Northern Trust Company	Senior Vice President

Rowohlt, Theresa M. Vice President	The Northern Trust Company	Vice President

Runquist, Lori Rae Senior Vice President	The Northern Trust Company	Senior Vice President

Ryan, John D. Vice President	The Northern Trust Company	Vice President

Ryer, Alexander D. Vice President	The Northern Trust Company	Vice President

St. Clair, Joyce Director	The Northern Trust Company	Executive Vice President

Santiccioli, Steven J. Vice President	The Northern Trust Company	Vice President

Schoenfeld, Steven A. Senior Vice President	The Northern Trust Company	Senior Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Sclafani, Guy J. Vice President	The Northern Trust Company	Vice President

Seward, Richard Raymond Senior Vice President	The Northern Trust Company	Senior Vice President

Sewell, Vernessa Vice President	The Northern Trust Company	Vice President

Shapley, Brian J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Shipley, Christopher D. Vice President	The Northern Trust Company	Vice President

Sliney, Stephen P. Vice President	The Northern Trust Company	Vice President

Smith, David H. Vice President	The Northern Trust Company	Vice President

Sodergren, Mark C. Vice President	The Northern Trust Company	Vice President

Southworth, Theodore T. Senior Vice President	The Northern Trust Company	Senior Vice President

Spartz, Carol J. Vice President	The Northern Trust Company	Vice President

Stewart, Allison Walpole Vice President	The Northern Trust Company	Vice President

Stewart, Colin S. Vice President	Northern Trust Securities, Inc.	Vice President

Stoeber, Kurt S. Vice President	The Northern Trust Company	Vice President

Stournaras, Peter C. Senior Vice President	The Northern Trust Company	Senior Vice President

Streed, Robert N. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Carol H. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Kevin P. Vice President	The Northern Trust Company	Vice President

Szaflik, Carolyn B. Vice President	Northern Trust Bank, N.A.	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Szostak II, Jon E. Vice President	The Northern Trust Company	Vice President

Szymanek, Frank D. Senior Vice President	The Northern Trust Company	Senior Vice President

Taylor, James C. Vice President	Northern Trust Securities, Inc.	Vice President

Thomas, Sunitha C. Vice President	The Northern Trust Company	Vice President

Thomas, Wanda Williams Vice President	The Northern Trust Company	Vice President

Thompson, Jane W. Senior Vice President	The Northern Trust Company	Senior Vice President

Torchon, Jeffrey L. Senior Vice President	The Northern Trust Company	Senior Vice President

Trethaway, Jennifer Kamp Senior Vice President	The Northern Trust Company	Executive Vice President

Turner, Betsy Licht Senior Vice President	The Northern Trust Company	Senior Vice President

Tushman, Matthew R. Senior Vice President	The Northern Trust Company	Senior Vice President

Unger, David J. Vice President	The Northern Trust Company	Vice President

Van Alstyne, Christopher W. Vice President	The Northern Trust Company	Vice President

Varchetto, Brett A. Vice President	The Northern Trust Company	Vice President

Vardas, Michael A. Director & Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Vigsnes II, Richard Allan Senior Vice President	The Northern Trust Company	Senior Vice President

Vinje, Jens A. Vice President	The Northern Trust Company	Vice President

Walker, Sharon M. Vice President	The Northern Trust Company	Vice President

Warland, Jeff M. Vice President	The Northern Trust Company	Vice President

Warner, Scott B. Vice President	The Northern Trust Company	Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Wilkins, Anthony E. Senior Vice President	The Northern Trust Company	Senior Vice President

Williams, Thomas C. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Wolfe, Joseph E. Vice President	The Northern Trust Company	Vice President

Wong, Kai Yee Vice President	Northern Trust Bank, N.A.	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Wruck, Matthew C. Vice President	The Northern Trust Company	Vice President

Yi, Peter Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company

Biggs, Jeremy R. Vice President	None

Blake, David Senior Vice President	None

Bowers, Wayne George Senior Vice President	None

Bright, Jenny Vice President	None

Brill, Nigel Vice President	None

Brown, Helen Vice President	None

Clack, Andrew Senior Vice President	None

Cress, Steven M. Senior Vice President	None

Doherty, Joan Vice President	None

Dowds, Stephen Senior Vice President	None

Ekers, Martin Vice President	None

Fiennes, Josh Vice President	None

Fletcher, Lucien Vice President	None

Fonseka, Jan Vice President	None

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company

Haenecour, Didier Vice President	None

Hillery, James Vice President	None

Hodgson, Lesley E. Senior Vice President	None

Jackson, Sue Vice President	None

Jones, Diane E. Vice President	None

Kenee, Paula M. Senior Vice President	None

Kilcommons, John Vice President	None

Leifert, Kai Senior Vice President	None

Marchand, Marina Vice President	None

Mubarak, Shariffa Senior Vice President	None

Muniz, Troy Senior Vice President	None

O’Connor, Carol Vice President	None

Pesci, Marcelo Vice President	None

Robinson, David P. Vice President	None

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company

Rothon, David Vice President	None

Salojarvi, Liisa Vice President	None

Scattergood, Judith Vice President	None

Shah, Bimal Vice President	None

Sharma, Geeta Vice President	None

Smith, Daniel James Vice President	None

Watson, Stephen D. Vice President	None

ITEM 27.	PRINCIPAL UNDERWRITERS

(a)	Northern Funds Distributors, LLC (“the Distributor”) acts as principal underwriter for the following investment companies as of March 27, 2009:

Northern Funds

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA.” The Distributor has its principal business address at 10 High Street, Suite 302, Boston, Massachusetts 02110.

(b)	Northern Funds Distributors, LLC (“the Distributor”) is a wholly-owned subsidiary of Foreside Distributors, LLC and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distributor is a single-member, Wisconsin, limited liability company. As such, it does not have a board of directors.

The following is a list of the directors and executive officers of the Distributor:

Name	Address	Position(s) with Distributor

Mark S. Redman	690 Taylor Road Gahanna, OH 43230	President and Manager

Jennifer Hoopes	Three Canal Plaza Portland, ME 04101	Secretary

Linda C. Carley	10 High Street Boston, MA 02110	Assistant Chief Compliance Officer

Wayne A. Rose	10 High Street Boston, MA 02110	Chief Compliance Officer

James E. (Ed) Pike	690 Taylor Road Gahanna, OH 43230	Financial and Operations Principal

Richard J. Berthy	Three Canal Plaza Portland, ME 04101	Treasurer, Vice President, Assistant Secretary

(c)	Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at 10 High Street, Suite 302, Boston, Massachusetts 02110.

ITEM 29.	MANAGEMENT SERVICES

Not applicable.

ITEM 30.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 62 pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 62 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 27th day of March, 2009.

NORTHERN INSTITUTIONAL FUNDS

By:	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 62 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Lloyd A. Wennlund Lloyd A. Wennlund	President (Principal Executive Officer)	March 27, 2009

/s/ Randal Rein Randal Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 27, 2009

/s/ William L. Bax William L. Bax	Trustee	March 27, 2009

/s/ Edward J. Condon, Jr. Edward J. Condon, Jr.	Trustee	March 27, 2009

/s/ Sharon Gist Gilliam Sharon Gist Gilliam	Trustee	March 27, 2009

/s/ Sandra Polk Guthman Sandra Polk Guthman	Trustee	March 27, 2009

/s/ Michael H. Moskow Michael H. Moskow	Trustee	March 27, 2009

/s/ Stephen N. Potter Stephen N. Potter	Trustee	March 27, 2009

/s/ Mary Jacobs Skinner Mary Jacobs Skinner	Trustee	March 27, 2009

/s/ Richard P. Strubel Richard P. Strubel	Trustee	March 27, 2009

/s/ Casey J. Sylla Casey J. Sylla	Trustee	March 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

(a)(13)	Amendment No. 12 dated September 24, 2008 to the Agreement and Declaration of Trust

(d)(22)	Amendment No. 2 dated September 24, 2008 to the Amended and Restated Investment Advisory Agreement between the Registrant and Northern Trust Global Investments Ltd. and Northern Trust Investments, N.A. on behalf of the Treasury Portfolio

(e)(1)	Distribution Agreement dated January 1, 2009 between the Registrant and Northern Funds Distributors, LLC

(g)(16)	Addendum No. 15 dated September 24, 2008 to the Custodian Agreement between the Registrant and The Northern Trust Company

(h)(15)	Addendum No. 14 dated September 24, 2008 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company

(h)(18)	Administration Agreement dated January 1, 2009 between the Registrant and Northern Trust Investments, N.A.

(i)	Opinion of Drinker Biddle & Reath LLP

(j)(1)	Consent of Drinker Biddle & Reath LLP

(j)(2)	Consent of Independent Registered Public Accounting Firm

(l)(6)	Purchase Agreement dated September 24, 2008 between the Registrant and Eric K. Schweitzer for shares of the Treasury Portfolio